UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-01807

Value Line Larger Companies Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

Item I.     Reports to Stockholders

 A copy of the Annual Report to Stockholders for the period ended 12/31/14 is included with this Form.

Annual Report
December 31, 2014

Value Line Premier Growth Fund, Inc.
(VALSX)

The Value Line Fund, Inc.
(VLIFX)

Value Line Income and Growth Fund, Inc.
(VALIX)

Value Line Larger Companies Fund, Inc.
(VALLX)

    Value Line Core Bond Fund
(VAGIX)

The Value Line Tax Exempt Fund, Inc.
(VLHYX)

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00133175

2

President’s Letter

Dear Fellow Shareholders:

We are pleased to present you with this annual report for Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc., Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2014.

The 12 months ended December 31, 2014 were rewarding ones for the equity, hybrid and fixed income Value Line Funds, as both equities and fixed income generated positive returns. The annual period was also highlighted by several of the Funds being recognized for their long-term performance and attractive risk profiles.

•
Value Line Premier Growth Fund, Inc. outpaced its peers for the five- and ten-year periods ended December 31, 2014, as noted by leading independent mutual fund advisory service Lipper Inc.1 (multi-cap growth category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Preservationi versus its peers overall as of December 31, 2014. Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 645 funds as of December 31, 2014 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Below Average.ii

•
The Value Line Fund, Inc. outpaced its peers for the five-year period ended December 31, 2014, as noted by leading independent mutual fund advisory service Lipper Inc.1 (multi-cap growth category). Additionally, the Fund was given an overall Risk rating of Below Averageiv by Morningstar as of December 31, 2014.

•
Value Line Income and Growth Fund, Inc. outpaced its peers for the one-, three-, five- and ten-year periods ended December 31, 2014, as noted by Lipper Inc.1 (mixed-asset target allocation moderate category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Total Returniii and Consistent Returniii versus its peers overall as of December 31, 2014. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the moderate allocation category among 740 funds as of December 31, 2014 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Below Average.vi In October 2014, Value Line Income and Growth Fund, Inc. was named to the Fund Picks from FidelitySM list.

•
Value Line Larger Companies Fund, Inc. outpaced its peers for the one-year period ended December 31, 2014, as noted by leading independent mutual fund advisory service Lipper Inc.1 (larger-cap growth category). Additionally, the Fund was given an overall Risk rating of Below Averagevii by Morningstar as of December 31, 2014.

•
Value Line Core Bond Fund outpaced its peers for the three-, five- and ten-year periods ended December 31, 2014, as noted by Lipper Inc.1 (core bond category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Total Returnv versus its peers overall as of December 31, 2014. Additionally, the Fund earned an overall four-star rating from Morningstar2 in the intermediate-term bond category among 913 funds as of December 31, 2014 based on risk-adjusted returns.viii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.

Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets over the 12 months ended December 31, 2014, especially given the newsworthy events of the annual period. With the positive absolute performance results of the Funds during 2014, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds, which you can read about on the following pages, in your investment portfolio. You can also find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.

Economic Review

U.S. real Gross Domestic Product (GDP) got off to a slow start in 2014, contracting at a 2.9% annualized rate from January through March. This was the biggest decline in the pace of U.S. economic growth since the first quarter of 2009. Part of the decline was due to the unusually harsh winter weather conditions throughout much of the nation. Home and auto sales were negatively impacted. In turn, consumer spending grew at the weakest pace in five years, restrained further by a drop in health care outlays.

Economic growth rebounded from those low early levels, with GDP posting growth at an annualized rate of 5% by the third quarter of 2014. This growth stemmed from increases in personal consumption expenditures, higher nonresidential fixed investment and higher spending by federal, state and local governments. There was also steady growth in manufacturing and a significant drop in the national unemployment rate from 6.7% in December 2013 to 5.6% at year-end 2014. Many analysts forecast that combined third and fourth quarter GDP will average an annualized rate of 4.8%, marking the best two-quarter stretch for the U.S. economy since 2003.

3

(continued)

Despite the growing economy, inflationary pressures remained modest through the annual period. Consumer prices remained in check, with the headline Consumer Price Index (CPI) rising just 0.8% year over year before seasonal adjustment as of December 2014, notably lower than the 1.3% change for the 12 months ending November 2014. Core inflation, which excludes food and energy and which is the price measure tied to consumer spending watched most closely by the Fed, was up 1.6% in December 2014 from a year earlier, the smallest 12-month change since the 12 months ending February 2014. Limited wage growth, as well as sharply lower energy and commodity prices, were key contributors to the relatively benign inflation scenario. Indeed, the energy segment of the CPI declined 10.6% over the 12-month span ended December 2014. The rapid decline in the price of oil, in particular, was seen as a net positive to U.S. companies and U.S. consumers. With gasoline at $2 or less per gallon, consumers should have some discretionary income to spend, potentially benefiting the U.S. economy going forward.

Along with the drop in the unemployment rate, the steady increase in job creation made 2014 the best year for the labor market since 1999. Almost three million Americans found work in 2014, the most in 15 years. However, the labor picture was not uniformly positive, with the labor force participation rate dropping from 63.0% at the start of the year to 62.7% at year end 2014.

Against this backdrop of broadly improving economic growth, the Federal Reserve (the Fed) reduced the amount of bonds it had been buying as part of its quantitative easing program in each month beginning in January 2014. The Fed kept its focus on key market data, including unemployment and inflation targets, and completed its bond market purchases on schedule in October 2014. The Fed left the targeted federal funds rate unchanged throughout the annual period. While future Fed moves will likely be data dependent, the Fed has pointed to the possibility of a modest increase in short-term interest rates in 2015.

Equity Market Review

U.S. equities, as measured by the S&P 500® Index3, posted a solid gain of 13.69% during the 12 months ended December 31, 2014, generating its third consecutive year of double-digit gains.

Diverging global economies and declining U.S. interest rates were major themes affecting the U.S. equity markets during the annual period. The U.S. economic recovery accelerated through the annual period, particularly compared to other major developed markets, including Europe, Japan and China. This comparatively strong recovery helped fuel U.S. corporate earnings and cash flow growth. Share buybacks became a full-fledged trend, resulting in higher earnings per share and helping to support stock prices, and regular cash dividend payments set another record, posting their fourth year of double-digit gains. Furthermore, new job growth, a lower unemployment rate, a stable housing market and dramatically lower energy prices gave new hope to the potential for a broader consumer recovery, boosting both consumer and business confidence. U.S. equity market volatility heightened during the second half of the year from exceptionally low levels mid-year, but the S&P 500® Index had no more than three consecutive down days during 2014, a feat not seen since 1928, and posted 53 new closing highs, up from 45 in 2013, as it broke through the 2,000 milestone level in August 2014.

Nine of the ten sectors of the S&P 500® Index posted positive absolute performance for the annual period, with the utilities, health care and information technology sectors leading the way, the latter two in particular on the highest level of merger and acquisition activity since 2007. Energy was the only sector to generate negative returns, as U.S. and global crude oil prices experienced a precipitous decline on surprisingly strong supply and weakening global demand. Telecommunication services posted modestly positive returns but was the second weakest performing sector in the S&P 500® Index during the annual period, as aggressive competition, including price wars aimed at luring customers, and market saturation put growth pressures on the sector, especially on the wireless side.

Fixed Income Market Review

In contrast to a challenging 2013, the broad U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index4, posted a solid positive return of 5.97% during the annual period. The yield curve flattened, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. A flattening yield curve is one in which the differential in yields of securities with various maturities narrows. The yield on the two-year U.S. Treasury bill rose approximately 28 basis points, while the yield on the bellwether 10-year U.S. Treasury note fell approximately 83 basis points and the yield on the 30-year U.S. Treasury declined approximately 117 basis points during the annual period. (A basis point is 1/100th of a percentage point.)

While virtually all key fixed income sectors and maturities posted positive returns, U.S. Treasuries maturing beyond 20 years were the clear winners. Short-term yields reacted to the expectation of the slowing and subsequent conclusion of the Fed’s stimulus program, but the sharp drop in long-term interest rates was driven in part by a significant decline in oil and other commodity prices. The end of quantitative easing in October 2014 had investors bracing for a rise in rates, but the increase did not materialize. Instead, U.S. Treasury rates continued to drift downward in tandem with a global easing of rates. Slowing economic growth in China and a weak Eurozone—along with geopolitical tensions in Ukraine and the Middle East—were significant concerns throughout 2014. Such concerns drove a flight to safety and a search for comparatively higher yields for many investors, additional key factors behind the broad drop in rates. Inflation well under the Fed’s inflation target of 2% exerted further downward pressure on long-term interest rates.

4

(continued)

The flight to safety, along with a search for yield, impacted investors in the corporate bond market as well. In turn, investment grade bonds outperformed high yield bonds by a significant margin, despite a record-setting year in terms of global new issuance. Even within the high yield corporate bond sector, BB-rated bonds outperformed lower rated bonds.

The tax-exempt fixed income market, as measured by the Barclays Municipal Bond Index5, outpaced the broad taxable fixed income market during the annual period, with a return of 9.05%. As in the taxable fixed income market, longer maturity tax-exempt bonds were the best performers, as falling oil and other commodity prices, a harbinger of lower inflation, pushed rates down on the longer-term end of the municipal bond yield curve. Intermediate-term yields also declined, but municipal bonds maturing within five years saw higher rates by year-end 2014, as investors anticipated a less accommodative Fed policy in 2015. In turn, as shorter-term yields rose and low inflation boosted investor demand for longer maturity bonds, the municipal bond yield curve flattened.

From a fundamental perspective, those states that saw the steepest drops in their unemployment rates saw particularly good returns on their bonds, as the new workers contributed to increased tax receipts. Overall default rates rose slightly in 2014, but a good percentage of the increase can be attributed to the default of Energy Future Holdings (formerly TXU), a widely anticipated default that occurred during the second quarter of 2014. Even with this energy-related corporate municipal bond default, the overall default rate within the municipal bond sector remained well below 1% at the end of the annual period.

The municipal bond market enjoyed strong supply/demand metrics during the annual period. New issuance in 2014 was virtually unchanged from 2013. However, steady fund inflows in 2014 were a marked change from the significant outflows of 2013. Investors became more comfortable with the outlook for most state and municipal credit profiles, as the fear of credit contagion from the Puerto Rico and Detroit credit blowups did not spill over into the broader credit universe.

Overall, lower rated issues outperformed higher quality issues within the tax-exempt fixed income market, as investors reached for yield within the low rate environment.

* * *

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel
President of the Value Line Funds

5

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Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

The Value Line Funds are distributed by EULAV Securities LLC.

1
Lipper Rankings represent the funds’ ranking within its Lipper asset class peer group and are based on total return performance and do not reflect the effect of sales charges. Although a fund may outperform peers when compared to Lipper peer groups, the returns for that time period may still be negative. Rankings shown include management fees and are provided by Lipper Inc., a leading independent performance analysis service. This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Past performance is no guarantee of future results. Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that trust stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservation and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4: the middle 20% are rated 3: the next 20% are rated 2; and the lowest 20% are rated 1.

i
For Value Line Premier Growth Fund, Inc.: Preservation 5 rating for 5-year (9,208 funds) and overall (11,118 funds) periods ended December 31, 2014; 4 rating for 3-year (11,118 funds) and 10-year (5,548 funds) periods ended December 31, 2014.

iii
For Value Line Income and Growth Fund, Inc.: Total Return 5 rating for 3-year (452 funds), 5-year (398 funds), 10-year (260 funds) and overall (452 funds) periods ended December 31, 2014. Consistent Return 5 rating for 3-year (450 funds), 5-year (396 funds), 10-year (258 funds) and overall (450 funds) periods ended December 31, 2014.

	v	For Value Line Core Bond Fund: Total Return 5 rating for 3-year (454 funds), 5-year (405 funds), 10-year (296 funds) and overall (454 funds) periods ended December 31, 2014.

2
The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 starts next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five- and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year ratings/40% three-year rating. At least 10 years uses 50% ten-year rating/30% five-year rating/20% three-year rating.

ii
For Value Line Premier Growth Fund, Inc.: Three-star rating for 3-year (645 funds) period ended December 31, 2014. Four-star rating for 5-year (584 funds), 10-year (429 funds) and overall (645 funds) periods ended December 31, 2014. All in the mid-cap growth category. Morningstar Risk: Low for the 3-year and 5-year periods ended December 31, 2014; Below Average for the 10-year and overall periods ended December 31, 2014.

	iv	For The Value Line Fund, Inc.: Morningstar Risk: Low for the 3-year and 5-year periods ended December31, 2014; Below Average for the 10-year and overall periods ended December 31, 2014.

vi
For Value Line Income and Growth Fund: Five-star rating for 10-year (438 funds) and overall (740 funds) periods ended December 31, 2014; 4-star rating for 3-year (740 funds) and 5-year (652 funds) periods ended December 31, 2014. All in the moderate allocation category. Morningstar Risk: Below Average for the 3-year, 5-year, 10-year and overall periods ended December 31, 2014.

	vii	For Value Line Larger Companies Fund, Inc.: Morningstar Risk: Below Average for the 3-year, 5-year, 10-year and overall periods ended December 31, 2014.

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viii
For Value Line Core Bond Fund: four-star rating for 3-year (913 funds), 50-year (807 funds) and overall (913 funds) periods ended December 31, 2014; three-star rating for 10-year (588 funds) period ended December 31, 2014.

3
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

4
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

5
The Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

7

VALUE LINE PREMIER GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed)

The Fund primarily seeks long-term growth of capital.

To achieve the Fund’s goal, the Fund’s investment adviser invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investments according to a company’s size, or to a sector weighting.

Manager Discussion of Fund Performance

Below, Value Line Premier Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2014.

How did the Fund perform during the annual period?

The Fund generated a total return of 6.75% during the 12 months ended December 31, 2014. This compares to the 13.69% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

The Fund generated solid absolute gains but underperformed the S&P 500® Index during the 12-month reporting period due to both stock selection and sector allocation decisions overall.

While the annual period ended December 31, 2014 saw gains for the equity market, it was a year when large-cap stocks, particularly mega-cap stocks, performed best. Relative to the benchmark, this acted as a headwind to Fund results, as the Fund concentrates its holdings on stocks with an average market capitalization well below that of the S&P 500® Index. Indeed, less than half of the Fund’s holdings are large-cap stocks and very few would be considered mega-cap stocks. Further, lower quality, more speculative and volatile stocks, exemplified by information technology and biotechnology stocks, outperformed steadier, less cyclical issues more typical of the Fund’s higher quality holdings. This trend served as a detractor as well during the annual period.

Which equity market sectors most significantly affected Fund performance?

Stock selection in industrials, information technology and consumer staples detracted from the Fund’s performance most during the annual period. Having an overweighted allocation to the industrials sector, which lagged the S&P 500® Index during the annual period, and having an underweighted exposure to the strong information technology sector also hurt. In industrials, positions in engineering and constructing firm Chicago Bridge & Iron and inland tank barge fleet operator Kirby each dampened results, as each saw double-digit share price declines during the annual period. In information technology, the Fund held no positions in the strongly performing large-cap stocks in the sector, including Apple, Microsoft and Intel, each of which saw their shares achieve double-digit percentage gains during the annual period. The Fund had a sizable position in application software developer Ansys, however, which also hurt, as its shares fell. In consumer staples, positions in beverages companies Ambev and Coca-Cola Femsa detracted from the Fund’s relative results, with each stock experiencing double-digit share price declines during the annual period.

Partially offsetting these detractors was the positive contribution made by having an underweighted exposure to energy, which was the poorest performing sector in the S&P 500® Index on the precipitous decline in the price of crude oil during the second half of 2014. Avoiding positions in large integrated oil companies Chevron and Exxon Mobil particularly helped, as each saw its share price fall during the annual period. Effective stock selection in the telecommunication services sector also buoyed Fund results. A position in wireless communications infrastructure owner and operator SBA Communications was an especially strong performer.

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Which stocks detracted significantly from the Fund’s performance during the annual period?

During the annual period, not holding a position in information technology giant Apple was the largest relative detractor. Also, due to the dramatic decline in energy prices, some impacted directly and some indirectly, positions in Chicago Bridge & Iron and Kirby, each mentioned earlier, as well as oil and gas services and equipment company Core Laboratories and energy exploration and production company Noble Energy were among the stocks that detracted most from the Fund’s relative performance.

What were some of the Fund’s best-performing individual stocks?

Among the individual stocks that contributed most to the Fund’s relative results were actually stocks the Fund did not own, including Exxon Mobil, already mentioned, Internet search engine giant Google and industrials and financial services conglomerate General Electric, each of which saw its shares decline during the annual period. Among holdings, a position in biopharmaceuticals firm Alexion Pharmaceuticals performed robustly on strong quarterly earnings reports. A position in Indian bank HDFC Bank also was an outstanding performer. One of the Fund’s weakest performers in 2013, HDFC Bank rebounded in 2014 as investors regained confidence in the economy of India.

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

Did the Fund make any significant purchases or sales during the annual period?

During the annual period, we did not make any significant new purchases but we made sizable additions to a number of holdings, led by tool manufacturer Snap-on, application software developer Ultimate Software Group and aerospace and defense electronic subsystems and instrumentation provider Teledyne Technologies. In our view, each of these stocks became increasingly attractive during the annual period as measured by the criteria we use, most importantly strong long-term track records of consistently growing earnings and stock price.

We sold the Fund’s positions in electrical power equipment provider ABB, pharmacy benefits management services and health care information technology solutions provider Catamaran and quick-service restaurant owner and franchiser Yum! Brands. In each case, the elimination of the position from the Fund’s portfolio was due to some erosion in its long-term track record of earnings and stock price growth.

Were there any notable changes in the Fund’s weightings during the 12-month period?

There were no material changes in the Fund’s sector weightings during the 12-month period ended December 31, 2014.

How was the Fund positioned relative to its benchmark index at the end of December 2014?

As of December 31, 2014, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the information technology, financials and energy sectors and was rather neutrally weighted relative to the Index in the consumer discretionary, consumer staples, health care, utilities and telecommunication services sectors on the same date.

What is your tactical view and strategy for the months ahead?

Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

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Value Line Premier Growth Fund, Inc. Portfolio Highlights at December 31, 2014 (unaudited)

Ten Largest Holdings

			Percentage of
Issue	Shares	Value	Net Assets
Alexion Pharmaceuticals, Inc.	37,800	$6,994,134	1.8%
Roper Industries, Inc.	40,000	6,254,000	1.6%
Alliance Data Systems Corp.	21,000	6,007,050	1.6%
TJX Companies, Inc. (The)	80,600	5,527,548	1.5%
AMETEK, Inc.	103,750	5,460,362	1.4%
Mettler-Toledo International, Inc.	17,700	5,353,542	1.4%
Henry Schein, Inc.	38,800	5,282,620	1.4%
Danaher Corp.	61,000	5,228,310	1.4%
Stericycle, Inc.	37,600	4,928,608	1.3%
ANSYS, Inc.	60,000	4,920,000	1.3%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

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(continued)

The following graph compares the performance of the Value Line Premier Growth Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Premier Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Premier Growth Fund, Inc. and the S&P 500® Index*

Performance Data: **

	Average Annual	Growth of an Assumed
	Total Return	Investment of $10,000
1 year ended 12/31/14	6.75%	$10,675
5 years ended 12/31/14	15.16%	$20,252
10 years ended 12/31/14	8.88%	$23,417

*	The Standard and Poor’s 500® Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.
**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11

Value Line Premier Growth Fund, Inc. Schedule of Investments

Shares		Value
COMMON STOCKS (96.8%)

	CONSUMER DISCRETIONARY (8.6%)
7,400	AutoZone, Inc. *	$4,581,414
56,000	BorgWarner, Inc.	3,077,200
44,000	Brinker International, Inc.	2,582,360
8,500	Buckle, Inc. (The) (1)	446,420
2,000	Buffalo Wild Wings, Inc. *	360,760
51,000	Dick’s Sporting Goods, Inc.	2,532,150
5,000	Domino’s Pizza, Inc.	470,850
23,000	Genuine Parts Co.	2,451,110
27,000	Johnson Controls, Inc.	1,305,180
112,000	LKQ Corp. *	3,149,440
18,000	O’Reilly Automotive, Inc. *	3,467,160
80,600	TJX Companies, Inc. (The)	5,527,548
21,600	VF Corp.	1,617,840
33,600	Wolverine World Wide, Inc. (1)	990,192
		32,559,624

	CONSUMER STAPLES (7.3%)
190,000	AMBEV S.A. ADR	1,181,800
81,000	BRF S.A. ADR	1,891,350
21,300	Brown-Forman Corp. Class B	1,870,992
9,400	Bunge Ltd.	854,554
50,400	Church & Dwight Co., Inc.	3,972,024
13,100	Coca-Cola Femsa, S.A.B. de C.V. ADR (1)	1,133,412
18,000	Costco Wholesale Corp.	2,551,500
23,400	Energizer Holdings, Inc.	3,008,304
94,812	Flowers Foods, Inc.	1,819,442
20,000	Fomento Economico Mexicano S.A.B. de C.V. ADR *	1,760,600
64,000	General Mills, Inc.	3,413,120
49,000	Hormel Foods Corp.	2,552,900
6,000	McCormick & Co., Inc.	445,800
22,000	Reynolds American, Inc.	1,413,940
		27,869,738

	ENERGY (4.4%)
2,600	CNOOC Ltd. ADR (1)	352,144
14,600	Core Laboratories N.V.	1,756,964
24,000	Enbridge, Inc.	1,233,840
41,873	EQT Corp.	3,169,786
70,000	FMC Technologies, Inc. *	3,278,800
51,400	Noble Energy, Inc.	2,437,902
12,000	Oceaneering International, Inc.	705,720
5,000	Oil States International, Inc. *	244,500
32,000	ONEOK, Inc.	1,593,280
5,346	Pioneer Natural Resources Co.	795,752
26,000	TransCanada Corp. (1)	1,276,600
		16,845,288

	FINANCIALS (9.7%)
8,000	ACE Ltd.	919,040
21,000	Affiliated Managers Group, Inc. *	4,457,040
52,600	AFLAC, Inc.	3,213,334
3,000	Alleghany Corp. *	1,390,500

Shares		Value

	FINANCIALS (9.7%) (continued)
36,000	American Tower Corp. REIT	$3,558,600
45,000	Arch Capital Group Ltd. *	2,659,500
8,507	Banco de Chile ADR	586,472
1,300	Bank of Montreal	91,949
9,400	Brown & Brown, Inc.	309,354
9,400	Camden Property Trust REIT	694,096
3,200	Canadian Imperial Bank of Commerce	275,040
23,200	Equity Lifestyle Properties, Inc. REIT	1,195,960
14,153	Essex Property Trust, Inc. REIT	2,924,010
1,400	Everest Re Group Ltd.	238,420
75,500	HDFC Bank Ltd. ADR	3,831,625
22,000	M&T Bank Corp.	2,763,640
8,000	PartnerRe Ltd.	913,040
27,000	PRA Group, Inc. *	1,564,110
5,000	Principal Financial Group, Inc.	259,700
14,000	ProAssurance Corp.	632,100
26,000	Royal Bank of Canada	1,795,820
17,000	T. Rowe Price Group, Inc.	1,459,620
8,000	Taubman Centers, Inc. REIT	611,360
11,800	Toronto-Dominion Bank (The)	563,804
		36,908,134

	HEALTH CARE (13.4%)
37,800	Alexion Pharmaceuticals, Inc. *	6,994,134
17,200	Allergan, Inc.	3,656,548
7,000	Anthem, Inc.	879,690
14,500	Becton, Dickinson & Co.	2,017,820
10,300	Bio-Reference Laboratories, Inc. * (1)	330,939
21,200	C.R. Bard, Inc.	3,532,344
28,000	Cerner Corp. *	1,810,480
5,400	Cooper Cos., Inc. (The)	875,286
4,000	DaVita HealthCare Partners, Inc. *	302,960
13,000	DENTSPLY International, Inc.	692,510
46,000	Express Scripts Holding Co. *	3,894,820
38,800	Henry Schein, Inc. *	5,282,620
28,700	IDEXX Laboratories, Inc. *	4,255,349
17,000	McKesson Corp.	3,528,860
40,600	Mednax, Inc. *	2,684,066
17,700	Mettler-Toledo International, Inc. *	5,353,542
54,000	Novo Nordisk A/S ADR	2,285,280
4,000	ResMed, Inc. (1)	224,240
23,000	Teva Pharmaceutical Industries Ltd. ADR	1,322,730
8,000	Universal Health Services, Inc. Class B	890,080
		50,814,298

Shares		Value

	INDUSTRIALS (32.0%)
25,300	Acuity Brands, Inc.	$3,543,771
103,750	AMETEK, Inc.	5,460,362
39,200	AZZ, Inc.	1,839,264
59,800	Canadian National Railway Co.	4,120,818
4,400	Carlisle Companies, Inc.	397,056
31,000	Chicago Bridge & Iron Co. N.V.	1,301,380
55,000	CLARCOR, Inc.	3,665,200
61,000	Danaher Corp.	5,228,310
56,000	Donaldson Co., Inc.	2,163,280
26,000	EnerSys	1,604,720
14,800	Equifax, Inc.	1,196,876
18,000	Esterline Technologies Corp. *	1,974,240
26,000	Fastenal Co.	1,236,560
8,000	Flowserve Corp.	478,640
27,000	General Dynamics Corp.	3,715,740
13,600	Graco, Inc.	1,090,448
29,662	HEICO Corp.	1,791,585
49,850	IDEX Corp.	3,880,324
18,600	IHS, Inc. Class A *	2,118,168
40,600	ITT Corp.	1,642,676
33,000	J.B. Hunt Transport Services, Inc.	2,780,250
26,000	Kansas City Southern	3,172,780
39,000	Kirby Corp. *	3,148,860
7,000	L-3 Communications Holdings, Inc.	883,470
26,000	Lincoln Electric Holdings, Inc.	1,796,340
33,000	Parker-Hannifin Corp.	4,255,350
14,200	Precision Castparts Corp.	3,420,496
66,500	Republic Services, Inc.	2,676,625
9,000	Rockwell Automation, Inc.	1,000,800
71,000	Rollins, Inc.	2,350,100
40,000	Roper Industries, Inc.	6,254,000
50,700	Rush Enterprises, Inc. Class A *	1,624,935
27,000	Snap-on, Inc.	3,691,980
37,600	Stericycle, Inc. *	4,928,608
44,000	Teledyne Technologies, Inc. *	4,520,560
66,000	Toro Co. (The)	4,211,460
5,900	Towers Watson & Co. Class A	667,703
40,000	Union Pacific Corp.	4,765,200
36,000	United Technologies Corp.	4,140,000
12,700	Valmont Industries, Inc. (1)	1,612,900
12,600	W.W. Grainger, Inc.	3,211,614
53,200	Wabtec Corp.	4,622,548
67,600	Waste Connections, Inc.	2,973,724
		121,159,721

See Notes to Financial Statements.
12

Schedule of Investments (continued)

Shares		Value

	INFORMATION TECHNOLOGY (10.3%)
25,000	Accenture PLC Class A	$2,232,750
21,000	Alliance Data Systems Corp. *	6,007,050
61,600	Amphenol Corp. Class A	3,314,696
5,700	Anixter International, Inc. *	504,222
60,000	ANSYS, Inc. *	4,920,000
17,000	Automatic Data Processing, Inc.	1,417,290
39,000	Cognizant Technology Solutions Corp. Class A *	2,053,740
47,400	Fiserv, Inc. *	3,363,978
45,000	MasterCard, Inc. Class A	3,877,200
75,000	Salesforce.com, Inc. *	4,448,250
51,000	Trimble Navigation Ltd. *	1,353,540
22,300	Ultimate Software Group, Inc. (The) *	3,273,975
21,300	WEX, Inc. *	2,106,996
		38,873,687

	MATERIALS (8.2%)
15,000	Air Products & Chemicals, Inc.	2,163,450
9,000	Airgas, Inc.	1,036,620
26,700	AptarGroup, Inc.	1,784,628
20,000	Ball Corp.	1,363,400

Shares		Value

	MATERIALS (8.2%) (continued)
44,000	Crown Holdings, Inc. *	$2,239,600
43,000	Ecolab, Inc.	4,494,360
40,000	FMC Corp.	2,281,200
4,500	NewMarket Corp.	1,815,885
23,000	Praxair, Inc.	2,979,880
13,000	Rockwood Holdings, Inc.	1,024,400
20,200	Scotts Miracle-Gro Co. (The) Class A	1,258,864
30,000	Sigma-Aldrich Corp.	4,118,100
54,400	Valspar Corp. (The)	4,704,512
		31,264,899

	TELECOMMUNICATION SERVICES (1.2%)
40,000	SBA Communications Corp. Class A *	4,430,400

	UTILITIES (1.7%)
60,000	ITC Holdings Corp.	2,425,800
5,400	MDU Resources Group, Inc.	126,900
8,000	NextEra Energy, Inc.	850,320
52,000	Questar Corp.	1,314,560
14,000	Sempra Energy	1,559,040
		6,276,620
	TOTAL COMMON STOCKS (Cost $175,627,863) (96.8%)	367,002,409

Shares		Value
SHORT-TERM INVESTMENTS (5.2%)

	MONEY MARKET FUNDS (5.2%)
13,011,939	State Street Institutional Liquid Reserves Fund	$13,011,939
6,576,025	State Street Navigator Securities Lending Prime Portfolio (2)	6,576,025
	TOTAL SHORT-TERM INVESTMENTS (Cost $19,587,964) (5.2%)	19,587,964
	TOTAL INVESTMENT SECURITIES (Cost $195,215,827) (102.0%)	$386,590,373
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (–0.2%)		(7,385,611)
NET ASSETS (100%)		$379,204,762
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($379,204,762÷ 11,207,165 shares outstanding)		$33.84

*	Non-income producing.
(1)	A portion or all of the security was held on loan.
As of December 31, 2014, the market value of the securities on loan was $6,358,195.
(2)
Securities with an aggregate market value of $6,358,195 were out on loan in exchange for $6,576,025 of cash collateral as of December 31, 2014. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$367,002,409	$—	$—	$367,002,409
Short-Term Investments	19,587,964	—	—	19,587,964
Total Investments in Securities	$386,590,373	$—	$—	$386,590,373
*See Schedule of Investments for further classification.

See Notes to Financial Statements.
13

THE VALUE LINE FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed)

The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary investment objective. To achieve the Fund’s investment objectives the Advisor invests substantially all of the Fund’s net assets in common stocks. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

Manager Discussion of Fund Performance

Below, The Value Line Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2014.

How did the Fund perform during the annual period?

The Fund generated a total return of 7.90% during the 12 months ended December 31, 2014. This compares to the 13.69% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

The Fund generated solid absolute gains but underperformed the S&P 500® Index during the 12-month reporting period due to both stock selection and sector allocation decisions overall.

While the annual period ended December 31, 2014 saw gains for the equity market, it was a year when large-cap stocks, particularly mega-cap stocks, performed best. Relative to the benchmark, this acted as a headwind to Fund results, as the Fund concentrates its holdings on stocks with an average market capitalization well below that of the S&P 500® Index. Indeed, less than half of the Fund’s holdings are large-cap stocks and very few would be considered mega-cap stocks. Further, lower quality, more speculative and volatile stocks, exemplified by information technology and biotechnology stocks, outperformed steadier, less cyclical issues more typical of the Fund’s higher quality holdings. This trend served as a detractor as well during the annual period.

Which equity market sectors most significantly affected Fund performance?

Stock selection in information technology, industrials and financials detracted from the Fund’s performance most during the annual period. Having an underweighted allocation to the strongly performing information technology sector and having an overweighted exposure to the weaker industrials sector also hurt. In information technology, the Fund held no positions in the strongly performing large-cap stocks in the sector, including Apple, Microsoft and Intel, each of which saw their shares achieve double-digit percentage gains during the annual period. The Fund had sizable positions, however, in information technology services provider Cognizant Technology Solutions and application software developer Ansys, which also hurt, as each experienced a share price decline during the annual period. In industrials, positions in engineering and constructing firm Chicago Bridge & Iron, inland tank barge fleet operator Kirby and pollution control equipment manufacturer Donaldson each dampened results, as each saw significant share price declines during the annual period. In financials, overweighted positions in asset management company Affiliated Managers Group and supplemental insurance company Aflac detracted from the Fund’s relative results, with each stock experiencing a share price decline during the annual period. Not owning shares of diversified conglomerate Berkshire Hathaway and diversified financial services company Wells Fargo also dampened relative results, as each enjoyed double-digit share price gains during the annual period.

Partially offsetting these detractors was the positive contribution made by having an underweighted exposure to energy, which was the poorest performing sector in the S&P 500® Index on the precipitous decline in the price of crude oil during the second half of 2014. Avoiding positions in large integrated oil companies Chevron and Exxon Mobil particularly helped, as each saw its share price fall during the annual period. Effective stock selection in the consumer staples sector also buoyed Fund results. Positions in packaged food and beverage manufacturer J&J Snack Foods and convenience store operator Casey’s General Stores were especially strong performers.

14

(continued)

Which stocks detracted significantly from the Fund’s performance during the annual period?

During the annual period, not holding a position in information technology giant Apple was the largest relative detractor. Also, due to the dramatic decline in energy prices, some impacted directly and some indirectly, positions in Chicago Bridge & Iron and Kirby, each mentioned earlier, as well as integrated energy company EQT were among the stocks that detracted most from the Fund’s relative performance. Additionally, a position in chemicals company FMC of the materials sector detracted, as its shares fell sharply on weaker than expected quarterly earnings reports.

What were some of the Fund’s best-performing individual stocks?

Among the individual stocks that contributed most to the Fund’s relative results were actually stocks the Fund did not own, including Exxon Mobil, already mentioned, Internet search engine giant Google and industrials and financial services conglomerate General Electric, each of which saw its shares decline during the annual period. Among holdings, a position in specialty chemicals company Sigma-Aldrich performed robustly following a takeover offer from Germany’s Merck.

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

Did the Fund make any significant purchases or sales during the annual period?

During the annual period, new additions to the Fund’s portfolio included tool manufacturer Snap-on, application software developer Ultimate Software Group and aerospace and defense electronic subsystems and instrumentation provider Teledyne Technologies, each based primarily upon its long-term track records of consistently growing earnings and stock price.

We sold the Fund’s positions in several large-cap stocks to increase the portfolio’s focus on mid-cap stocks. Among the large-cap stocks sold were pharmaceuticals company Novo Nordisk, railway operator Canadian National Railway and global payment solutions company MasterCard.

Were there any notable changes in the Fund’s weightings during the 12-month period?

During the second half of 2014, we implemented stage 2 of the Fund’s transformation. Stage 1 took place in the second half of 2009, when the Fund’s then-new portfolio manager emphasized stock holdings that possessed consistently strong long-term track records in both earnings results and stock performance. At that time, the Fund retained its multi-cap characteristics, with large-cap stocks comprising 40% to 45% of holdings and the remainder in mid-cap and small-cap stocks. Stage 1 has been highly successful, with the Fund placing in the top quintile of its peer group (as measured by both Morningstar and Lipper) for performance for the five years ending December 31, 2014, while exposing investors to less risk than the average fund in its peer group, as measured by volatility and standard deviation. Indeed, Morningstar awards the Fund its top five-star overall rating for the five-year period ended December 31, 2014. (Please see footnotes on pages 6–7 for more details on these ratings.)

The now-completed stage 2 transformation focuses on our “best ideas.” We reduced the number of stock holdings from about 135 at June 30, 2014 to between 45 and 50 holdings at the end of the annual period, concentrating on the stocks that we feel best meet the criteria that have generated the Fund’s success thus far. In doing so, we sold most of the Fund’s large-cap holdings to focus more on the mid-cap segment. In our view, mid-cap stocks represent the “sweet spot” of the Fund’s strategy. Unlike most large-cap stocks, mid-cap stocks still have a large runway for above-average potential future growth. And unlike most small-cap stocks, mid-cap stocks have already established a strong long-term track record of consistent growth in both earnings and stock price. More than 90% of the Fund’s holdings at the end of the annual period had a market capitalization in the range of $3 billion to $18 billion.

Some changes in sector weightings resulted from this stage 2 transformation. The Fund’s exposure to consumer staples and information technology increased and its allocations to the financials, energy and consumer discretionary sectors decreased.

How was the Fund positioned relative to its benchmark index at the end of December 2014?

As of December 31, 2014, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy, consumer discretionary and information technology sectors and was rather neutrally weighted relative to the Index in the health care, utilities and telecommunication services sectors on the same date.

15

(continued)

What is your tactical view and strategy for the months ahead?

Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

16

The Value Line Fund, Inc. Portfolio Highlights at December 31, 2014 (unaudited)

Ten Largest Holdings

			Percentage of
Issue	Shares	Value	Net Assets
TJX Companies, Inc. (The)	44,000	$3,017,520	2.4%
Rollins, Inc.	90,600	2,998,860	2.4%
Mettler-Toledo International, Inc.	9,900	2,994,354	2.4%
Affiliated Managers Group, Inc.	14,100	2,992,584	2.4%
Alliance Data Systems Corp.	10,300	2,946,315	2.4%
Ultimate Software Group, Inc. (The)	19,500	2,862,893	2.3%
Valspar Corp. (The)	32,400	2,801,952	2.2%
Stericycle, Inc.	21,300	2,792,004	2.2%
Mednax, Inc.	42,200	2,789,842	2.2%
Casey’s General Stores, Inc.	30,800	2,781,856	2.2%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

* Sector weightings exclude short-term investments.

17

(continued)

The following graph compares the performance of The Value Line Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in The Value Line Fund, Inc. and the S&P 500® Index*

Performance Data: **

	Average Annual	Growth of an Assumed
	Total Return	Investment of $10,000
1 year ended 12/31/14	7.90%	$10,790
5 years ended 12/31/14	16.53%	$21,483
10 years ended 12/31/14	5.05%	$16,368
*	The Standard and Poor’s 500® Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.
**	The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

18

The Value Line Fund, Inc. Schedule of Investments

Shares		Value
COMMON STOCKS (94.8%)

	CONSUMER DISCRETIONARY (3.1%)
33,000	LKQ Corp. *	$927,960
44,000	TJX Companies, Inc. (The)	3,017,520
		3,945,480

	CONSUMER STAPLES (14.4%)
9,332	Boston Beer Co., Inc. (The) Class A * (1)	2,701,987
30,800	Casey’s General Stores, Inc.	2,781,856
35,000	Church & Dwight Co., Inc.	2,758,350
132,500	Flowers Foods, Inc.	2,542,675
51,600	Hormel Foods Corp.	2,688,360
25,700	Ingredion, Inc.	2,180,388
21,600	J&J Snack Foods Corp.	2,349,432
		18,003,048

	ENERGY (2.7%)
22,400	Enbridge, Inc.	1,151,584
29,600	EQT Corp.	2,240,720
		3,392,304

	FINANCIALS (2.4%)
14,100	Affiliated Managers Group, Inc. *	2,992,584

	HEALTH CARE (11.1%)
16,200	C.R. Bard, Inc.	2,699,244
20,200	Henry Schein, Inc. *	2,750,230
18,400	IDEXX Laboratories, Inc. *	2,728,168
42,200	Mednax, Inc. *	2,789,842
9,900	Mettler-Toledo International, Inc. *	2,994,354
		13,961,838

	INDUSTRIALS (37.2%)
51,750	AMETEK, Inc.	2,723,602
25,800	Carlisle Companies, Inc.	2,328,192
40,800	CLARCOR, Inc.	2,718,912
18,700	Danaher Corp.	1,602,777
17,700	Esterline Technologies Corp. *	1,941,336

Shares		Value
	INDUSTRIALS (37.2%) (continued)
34,103	Graco, Inc.	$2,734,379
29,183	HEICO Corp.	1,762,653
61,250	ITT Corp.	2,478,175
18,800	J.B. Hunt Transport Services, Inc.	1,583,900
22,200	Kansas City Southern	2,709,066
14,700	Kirby Corp. *	1,186,878
20,600	Middleby Corp. (The) *	2,041,460
90,600	Rollins, Inc.	2,998,860
17,500	Roper Industries, Inc.	2,736,125
19,400	Snap-on, Inc.	2,652,756
21,300	Stericycle, Inc. *	2,792,004
25,800	Teledyne Technologies, Inc. *	2,650,692
34,000	Toro Co. (The)	2,169,540
31,100	Wabtec Corp.	2,702,279
47,700	Waste Connections, Inc.	2,098,323
		46,611,909

	INFORMATION TECHNOLOGY (14.3%)
10,300	Alliance Data Systems Corp.*	2,946,315
47,400	Amphenol Corp. Class A	2,550,594
31,200	ANSYS, Inc. *	2,558,400
38,400	Fiserv, Inc. *	2,725,248
29,100	Open Text Corp. (1)	1,695,366
19,500	Ultimate Software Group, Inc. (The) *	2,862,893
25,500	WEX, Inc. *	2,522,460
		17,861,276

	MATERIALS (9.6%)
17,200	Airgas, Inc.	1,981,096
52,600	Crown Holdings, Inc. *	2,677,340
24,000	Ecolab, Inc.	2,508,480
37,900	Silgan Holdings, Inc.	2,031,440
32,400	Valspar Corp. (The)	2,801,952
		12,000,308

Shares		Value
	TOTAL COMMON STOCKS (Cost $87,984,437) (94.8%)	$118,768,747

SHORT-TERM INVESTMENTS (11.2%)

	MONEY MARKET FUNDS (11.2%)

12,798,678	State Street Institutional Liquid Reserves Fund	12,798,678
1,301,303	State Street Navigator Securities Lending Prime Portfolio (2)	1,301,303
	TOTAL SHORT-TERM INVESTMENTS (Cost $14,099,981) (11.2%)	14,099,981
	TOTAL INVESTMENT SECURITIES (106.0%) (Cost $102,084,418) (106.0%)	$132,868,728
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (–6.0%)		(7,539,074)
NET ASSETS (100%)		$125,329,654
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($125,329,654 ÷ 8,610,284 shares outstanding)		$14.56

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of December 31, 2014, the market value of the securities on loan was $1,259,752.
(2)
Securities with an aggregate market value of $1,259,752 were out on loan in exchange for $1,301,303 of cash collateral as of December 31, 2014. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$118,768,747	$—	$—	$118,768,747
Short-Term Investments	14,099,981	—	—	14,099,981
Total Investments in Securities	$132,868,728	$—	$—	$132,868,728
* See Schedule of Investments for further classification.

See Notes to Financial Statements.
19

Value Line Income and Growth Fund, Inc.

INVESTMENT OBJECTIVE AND STRATEGY (condensed)

The Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

To achieve the Fund’s goals, the Adviser invests not less than 50% of the Fund’s net assets in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund’s net assets are primarily invested in U.S. government securities, money market securities and investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies (those with a market capitalization of more than $5 billion).

Manager Discussion of Fund Performance

Below, Value Line Income and Growth Fund, Inc. portfolio managers Cindy Starke, Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2014.

How did the Fund perform during the annual period?

The Fund generated a total return of 10.62% during the 12 months ended December 31, 2014. This compares to the 10.60% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (the Barclays Index), during the same annual period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

The Fund benefited from being overweighted equities and underweighted fixed income throughout the 12-month reporting period. With U.S. equities, as measured by the S&P 500® Index, up 13.69% during the annual period, and bonds, as measured by the Barclays Index, posting a return of 5.97%, this asset allocation clearly added value. Security selection overall within the equity portion of the Fund also proved beneficial. However, the Fund’s allocation to cash equivalents during a period of rallying markets and a small weighting in convertible bonds were a drag on the Fund’s relative performance.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the consumer staples, health care and industrials sectors contributed most positively to the Fund’s results. Having an underweighted allocation to energy, the only sector in the S&P 500® Index to decline during the annual period, also boosted relative results. Detracting most from relative results was stock selection in the information technology, financials and materials sectors.

What were some of the Fund’s best-performing individual stocks?

Contributing most to the Fund’s relative results were semiconductor company Avago Technologies, medical device company Edward Lifesciences and organic and natural foods retailer Whole Foods Market, each of which posted robust double-digit gains during the annual period. Avago Technologies’ shares rose sharply based on better than expected results and enthusiasm over the accretive benefits and diversification gains from its acquisition of LSI. Edward Lifesciences, a leader in minimally invasive medical devices for the cardiovascular market, saw its shares rise on better than expected sales and guidance. We saw an opportunity to purchase shares of Whole Foods Market on a significant pullback in its share price after disappointing results during the summer of 2014. Subsequent to our purchase date, the retailer’s shares rebounded, as the company appeared to be taking steps to get back on track.

Which stocks detracted significantly from the Fund’s performance during the annual period?

During the annual period, the stocks that detracted most from the Fund’s performance were global health care company Sanofi, construction and engineering firm Chicago Bridge & Iron and global casino operator Las Vegas Sands, each of which experienced share price declines. Shares of Sanofi sold off based on weakness in its diabetes portfolio and concerns regarding the removal of its chief executive officer. Chicago Bridge & Iron’s shares sold off following a weaker than expected first quarter 2014 earnings report. We sold the Fund’s position in Chicago Bridge & Iron in August 2014 due to accounting concerns regarding its Shaw acquisition’s nuclear projects. The firm’s shares continued to decline after our sale date. Las Vegas Sands was a weak performer in 2014 due to a prolonged slowdown in Macau, usually a major source of casino revenue for the company.

20

(continued)

Did the equity portion of the Fund make any significant purchases or sales?

During the annual period, among the positions we initiated were two health care companies—biotechnology company Celgene and medical device company Medtronic. We believe that Celgene’s diversified and profitable business model along with what we believe are its good growth prospects should provide above average capital returns for shareholders. We believe Medtronic’s acquisition of Covidien, which was proposed during 2014, has the potential to provide Medtronic with strengthened revenue growth, earnings accretion driven by substantial cost synergies, improved free cash flow flexibility and higher returns on invested capital.

In addition to the sale of Chicago Bridge & Iron, already mentioned, we sold the Fund’s position in information technology stalwart International Business Machines (IBM), as we grew less confident in the company’s ability to deliver future sales and earnings growth. We replaced IBM with another large-cap technology bellwether, Cisco Systems, as we felt Cisco Systems is better positioned for future growth.

During the summer of 2014—and before the precipitous decline in the price of crude oil, we felt oil rig pricing may be close to its peak, so we eliminated the Fund’s three positions in offshore rig operators—Diamond Offshore Drilling, Ensco and Transocean.

Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?

During the annual period, we decreased weightings in the energy, financials, industrials, utilities and consumer staples sectors, and we increased positions in the health care, consumer discretionary and information technology sectors.

How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2014?

As of December 31, 2014, the Fund was overweighted relative to the S&P 500® Index in the consumer discretionary and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the energy, financials and consumer staples sectors and was rather neutrally weighted to the S&P 500® Index in the industrials, utilities, telecommunication services, information technology and materials sectors on the same date.

What was the duration strategy of the fixed income portion of the Fund?

Duration positioning in the fixed income portion of the Fund had a modestly positive effect on its performance relative to the Barclays Index during the reporting period. While we kept the Fund’s duration short that of the Barclays Index by approximately 1/4 year, which hurt as rates generally declined, we kept the Fund’s U.S. Treasury holdings’ duration overall longer than the U.S. Treasury duration of the Barclays Index. This helped the Fund given the strong price action of longer-dated U.S. Treasuries during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Which fixed income market segments most significantly affected Fund performance?

Sector allocation overall produced mixed results in the fixed income portion of the Fund. The Fund’s position in long-dated U.S. Treasuries was a significant positive contributor to performance, as these were the best performing securities in the Barclays Index during the annual period. Similarly, other long-dated securities performed well, including long-maturity corporate bonds and taxable municipal bonds. The biggest detractors from the fixed income portion of the Fund’s results were lower-rated corporate bonds, particularly high yield corporate bonds. These securities lagged the Barclays Index given the sustained flight to quality by investors. Within the high yield corporate bond sector, energy-related credits were the worst performers, as they were impacted most by the sharp drop in the price of oil and other commodities.

Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?

During the annual period, particularly in the second half of 2014, the overall theme of changes made was a reduction in credit quality risk. Thus, we increased the fixed income portion of the Fund’s exposure to investment grade corporate bonds and reduced its exposure to high yield corporate bonds. Within the investment grade bond sector, we increased exposure to financials companies, as newly-imposed regulations are expected to lead to stronger credit profiles for the major banks. We focused our selling within the high yield corporate bond sector on commodity-linked issuers, as commodity prices weakened substantially. These sales proved particularly prudent, as spreads on commodity-linked high yield corporate bonds continued widening after our sales dates. Within the mortgage-backed securities sector, we sold shorter-term securities, including commercial mortgage-backed securities, and added higher quality, longer-term maturities. This helped performance, as the longer-term securities benefited more from the drop in interest rates at the long-term end of the yield curve. In terms of yield curve positioning, we prudently reduced the fixed income portion of the Fund’s holdings in the belly, or intermediate segment, of the curve in anticipation of a flattening yield curve, which did indeed materialize.

21

(continued)

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2014?

As of December 31, 2014, the fixed income portion of the Fund was overweight relative to the Barclays Index in investment grade corporate bonds, as, in our view, corporate profits remain relatively strong and as we expect the default rate to remain at a historically low level for some time. The fixed income portion of the Fund was also overweight taxable municipal bonds due to generally rising state and municipal tax receipts. The fixed income portion of the Fund’s securitized exposure was modestly underweight mortgage-backed securities at the end of the annual period, as we expect mortgage pre-payment activity to accelerate given the still low level of interest rates. However, we continued to favor higher quality mortgage-backed securities, as we expect them to continue to perform better than their lower quality counterparts. The fixed income portion of the Fund also maintained its out-of-benchmark exposure to high yield corporate bonds. The fixed income portion of the Fund was underweight relative to the Barclays Index in U.S. Treasuries, especially short-term U.S. Treasuries, in anticipation of a Fed move to raise short-term rates some time later in 2015. At the end of the annual period, the fixed income portion of the Fund was rather neutrally weighted to the benchmark index in asset-backed securities, sovereign debt and supranational agency debt.

How did the Fund’s overall asset allocation shift from beginning to end of the annual period?

At the end of December 2013, the Fund had a weighting of 66% in stocks, 4% in bonds convertible into common stocks, 22% in fixed income securities and 8% in cash equivalents. Some changes during 2014 were based on active management decisions. For example, we reduced the Fund’s allocation to convertible bonds, as we found what we considered to be better capital appreciation and income opportunities in shares of common stocks. Other changes were due to appreciation of equities. At December 31, 2014, the Fund had a weighting of 73.4% in stocks, 0.5% in bonds convertible into common stocks, 20.8% in fixed income securities and 5.3% in cash equivalents.

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

What is your tactical view and strategy for the months ahead?

The Fund will continue to focus its investments on a diversified and high quality portfolio of equities. We seek to own companies that are well positioned to grow their dividends, revenues and earnings in the coming years, regardless of economic conditions. In the fixed income portion of the Fund, we intend to continue to emphasize investment grade corporate bonds and taxable municipal bonds and to underweight short-term U.S. Treasuries.

We intend to closely monitor the pace of economic growth, jobs growth, wage growth, inflation and interest rate moves to determine what impact these factors may have on the Fund’s equity and fixed income holdings. A steeper or slower path of interest rate increases by the Fed will be a particular focus for us in determining our asset allocation decisions for the Fund in the months ahead. That said, with short-term interest rates and inflation still low, and the global economy and global monetary policies diverging, we remained comfortable at the end of the annual period with the Fund’s overweighted allocation to equities and underweighted allocation to fixed income.

As always, our goal is to preserve capital in the near term while generating solid total return (i.e., income plus capital appreciation) over the long term and across economic cycles.

22

Value Line Income and Growth Fund, Inc. Portfolio Highlights at December 31, 2014 (unaudited)

Ten Largest Holdings

			Percentage of
Issue	Shares	Value	Net Assets
Apple, Inc.	60,000	$6,622,800	1.8%
Nielsen N.V.	109,000	4,875,570	1.3%
Macy’s, Inc.	74,000	4,865,500	1.3%
Celgene Corp.	43,000	4,809,980	1.3%
AbbVie, Inc.	72,000	4,711,680	1.3%
Starwood Hotels & Resorts Worldwide, Inc.	58,000	4,702,060	1.3%
Vail Resorts, Inc.	50,000	4,556,500	1.2%
Starbucks Corp.	54,000	4,430,700	1.2%
Delta Air Lines, Inc.	90,000	4,427,100	1.2%
General Electric Co.	175,000	4,422,250	1.2%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

* Sector weightings exclude short-term investments.

23

(continued)

The following graph compares the performance of the Value Line Income and Growth Fund, Inc. to that of the 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index, (the “Index”). The Value Line Income and Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Income and Growth Fund, Inc. and 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index*

Performance Data: **

	Average Annual	Growth of an Assumed
	Total Return	Investment of $10,000
1 year ended 12/31/14	10.62%	$11,062
5 years ended 12/31/14	9.89%	$16,026
10 years ended 12/31/14	7.38%	$20,388
*
The 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the Standard & Poor’s 500 Stock Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Barclays Capital Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

24

Value Line Income and Growth Fund, Inc
Schedule of Investments

Shares		Value
COMMON STOCKS (73.4%)

	CONSUMER DISCRETIONARY (15.5%)
43,000	Comcast Corp. Class A (1)	$2,475,295
22,000	DIRECTV *	1,907,400
70,000	Discovery Communications, Inc. Class A *	2,411,500
64,000	Harley-Davidson, Inc.	4,218,240
24,000	Harman International Industries, Inc.	2,561,040
38,000	Home Depot, Inc.	3,988,860
35,000	Las Vegas Sands Corp.	2,035,600
110,000	Lions Gate Entertainment Corp. (1)	3,522,200
74,000	Macy’s, Inc.	4,865,500
2,400	Priceline Group, Inc. (The) *	2,736,504
54,000	Starbucks Corp.	4,430,700
58,000	Starwood Hotels & Resorts Worldwide, Inc.	4,702,060
85,000	Texas Roadhouse, Inc.	2,869,600
12,700	Time Warner Cable, Inc.	1,931,162
42,000	TJX Companies, Inc. (The)	2,880,360
100,000	Toll Brothers, Inc. *	3,427,000
50,000	Vail Resorts, Inc.	4,556,500
24,400	Walt Disney Co. (The)	2,298,236
		57,817,757

	CONSUMER STAPLES (4.8%)
33,400	CVS Health Corp.	3,216,754
45,000	Estee Lauder Companies, Inc. (The) Class A	3,429,000
33,000	Mead Johnson Nutrition Co.	3,317,820
26,300	PepsiCo, Inc.	2,486,928
26,000	Procter & Gamble Co. (The)	2,368,340
63,000	Whole Foods Market, Inc.	3,176,460
		17,995,302

	ENERGY (3.5%)
21,500	Chevron Corp.	2,411,870
27,300	ConocoPhillips	1,885,338
42,000	Enterprise Products Partners L.P.	1,517,040
30,000	Exxon Mobil Corp.	2,773,500
25,600	Royal Dutch Shell PLC ADR (1)	1,780,736
31,200	Schlumberger Ltd.	2,664,792
		13,033,276

	FINANCIALS (8.9%)
43,000	American Tower Corp. REIT	4,250,550
27,300	Bank of Montreal	1,930,929
10,000	BlackRock, Inc.	3,575,600
23,000	Canadian Imperial Bank of Commerce	1,976,850
24,400	Capital One Financial Corp.	2,014,220
51,000	Discover Financial Services	3,339,990
25,400	Health Care REIT, Inc.	1,922,018
68,000	JPMorgan Chase & Co.	4,255,440
69,000	Lamar Advertising Co. REIT Class A	3,701,160
16,600	PartnerRe Ltd.	1,894,558

Shares		Value
	FINANCIALS (8.9%) (continued)
29,200	Prudential Financial, Inc.	$2,641,432
31,200	Wells Fargo & Co.	1,710,384
		33,213,131

	HEALTH CARE (12.5%)
72,000	AbbVie, Inc.	4,711,680
13,700	Actavis PLC *	3,526,517
19,000	Amgen, Inc.	3,026,510
10,000	Biogen Idec, Inc. *	3,394,500
22,400	Bristol-Myers Squibb Co.	1,322,272
43,000	Celgene Corp. *	4,809,980
25,000	Edwards Lifesciences Corp. *	3,184,500
33,000	Gilead Sciences, Inc. *	3,110,580
35,000	Medivation, Inc. *	3,486,350
58,000	Medtronic, Inc.	4,187,600
47,800	Merck & Co., Inc.	2,714,562
93,388	Pfizer, Inc.	2,909,036
78,000	Sanofi-Aventis ADR	3,557,580
44,237	Teva Pharmaceutical Industries Ltd. ADR	2,544,070
		46,485,737

	INDUSTRIALS (8.3%)
58,000	American Airlines Group, Inc.	3,110,540
24,000	Boeing Co. (The)	3,119,520
90,000	Delta Air Lines, Inc.	4,427,100
175,000	General Electric Co.	4,422,250
109,000	Nielsen N.V.	4,875,570
9,600	Northrop Grumman Corp.	1,414,944
37,900	Raytheon Co.	4,099,643
25,400	Union Pacific Corp.	3,025,902
22,000	United Technologies Corp.	2,530,000
		31,025,469

	INFORMATION TECHNOLOGY (14.7%)
210,000	Activision Blizzard, Inc.	4,231,500
60,000	Apple, Inc.	6,622,800
20,000	Avago Technologies Ltd.	2,011,800
12,000	Baidu, Inc. ADR *	2,735,640
140,000	Cisco Systems, Inc.	3,894,100
46,000	Cognizant Technology Solutions Corp. Class A*	2,422,360
110,442	EMC Corp.	3,284,545
53,000	Facebook, Inc. Class A *	4,135,060
7,000	Google, Inc. Class A *	3,714,620
95,000	HomeAway, Inc. *	2,829,100
57,000	IAC/InterActiveCorp	3,465,030
70,000	Intel Corp.	2,540,300
47,000	Microsoft Corp.	2,183,150
51,000	QUALCOMM, Inc.	3,790,830
115,000	Trimble Navigation Ltd. *	3,052,100
14,000	Visa, Inc. Class A	3,670,800
		54,583,735

	MATERIALS (1.9%)
37,000	LyondellBasell Industries N.V. Class A	2,937,430
36,000	Monsanto Co.	4,300,920
		7,238,350

Shares		Value
	TELECOMMUNICATION SERVICES (1.6%)
55,000	BCE, Inc.	$2,522,300
75,000	Verizon Communications, Inc.	3,508,500
		6,030,800

	UTILITIES (1.7%)
25,400	American Electric Power Company, Inc.	1,542,288
43,000	American States Water Co.	1,619,380
31,300	Wisconsin Energy Corp. (1)	1,650,762
39,100	Xcel Energy, Inc.	1,404,472
		6,216,902
	TOTAL COMMON STOCKS (Cost $215,267,878) (73.4%)	273,640,459

Principal Amount		Value
ASSET-BACKED SECURITIES (0.1%)
$127,236	Ford Credit Auto Lease Trust, Series 2013-B, Class A2B, 0.43%, 1/15/16 (2)	127,264
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25 (3)	251,334
	TOTAL ASSET-BACKED SECURITIES (Cost $379,105) (0.1%)	378,598

COMMERCIAL MORTGAGE-BACKED SECURITIES (1.0%)
300,000	Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4, 5.73%, 5/10/45 (2)	312,357
250,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	264,731
500,000	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	533,339
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	499,905
200,000	FREMF Mortgage Trust, Series 2012-K711, Class B, 3.56%, 8/25/45 (2)(3)	204,376
193,231	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.17%, 12/25/45 (2)(3)	199,192
120,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.16%, 4/25/46 (2)(3)	119,033

See Notes to Financial Statements.
25

December 31, 2014

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.0%) (continued)
$230,388	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	$220,336
250,000	GNMA, Series 2013-12, Class B, 2.45%, 11/16/52 (2)	239,455
350,000	GS Mortgage Securities Trust, Series 2006-GG6, Class A4, 5.55%, 4/10/38 (2)	359,157
147,087	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB12, Class A3A2, 4.93%, 9/12/37	146,948
190,408	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51 (2)	208,173
224,018	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.25%, 4/25/45 (2)	225,002
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	249,096
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,894,742) (1.0%)	3,781,100

CORPORATE BONDS & NOTES (8.1%)

	BASIC MATERIALS (0.7%)
200,000	ArcelorMittal, Senior Unsecured Notes, 5.00%, 2/25/17	208,000
150,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	148,500
350,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23 (3)	341,516
250,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	255,735
250,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	282,852
375,000	PPG Industries, Inc., Senior Unsecured Notes, 3.60%, 11/15/20	390,226
560,000	Southern Copper Corp., Senior Unsecured Notes, 6.38%, 7/27/15	575,344

Principal Amount		Value
	BASIC MATERIALS (0.7%) (continued)
$250,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19	$262,500
		2,464,673

	COMMUNICATIONS (0.9%)
250,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	248,901
250,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	249,315
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	199,563
150,000	Comcast Corp., Guaranteed Notes, 6.40%, 3/1/40	202,934
150,000	Cox Communications, Inc., Senior Unsecured Notes, 4.80%, 2/1/35 (3)	156,281
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	254,342
200,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24 (1)	201,954
250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 12/15/20	266,947
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24 (3)	260,000
100,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	101,750
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	284,517
250,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19 (3)	254,109
250,000	Time Warner, Inc., Guaranteed Notes, 3.15%, 7/15/15	253,494
206,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	210,568
250,000	Viacom, Inc., Senior Unsecured Notes, 3.88%, 4/1/24	250,962
		3,395,637

	CONSUMER, CYCLICAL (0.7%)
250,000	CVS Health Corp., Senior Unsecured Notes, 6.60%, 3/15/19	292,781
100,000	D.R. Horton, Inc., Guaranteed Notes, 6.50%, 4/15/16	105,500

Principal Amount		Value
	CONSUMER, CYCLICAL (0.7%) (continued)
$250,000	Delphi Corp., Guaranteed Notes, 6.13%, 5/15/21	$272,500
99,000	Kia Motors Corp., Senior Unsecured Notes, 3.63%, 6/14/16 (3)	102,073
100,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	112,500
500,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 2.13%, 4/15/16	508,249
150,000	Macy’s Retail Holdings, Inc., Guaranteed Notes, 4.38%, 9/1/23	161,135
100,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19 (3)	100,369
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	157,500
100,000	Ryland Group, Inc. (The), Guaranteed Notes, 6.63%, 5/1/20	106,000
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	246,659
500,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Unsecured Notes, 5.38%, 3/15/22	507,500
		2,672,766

	CONSUMER, NON-CYCLICAL (0.7%)
250,000	Amgen, Inc., Senior Unsecured Notes, 2.13%, 5/15/17	253,280
250,000	Celgene Corp., Senior Unsecured Notes, 2.30%, 8/15/18	252,065
250,000	Cigna Corp., Senior Unsecured Notes, 2.75%, 11/15/16	256,717
150,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	148,500
250,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	253,434
250,000	HJ Heinz Co., Secured Notes, 4.25%, 10/15/20	252,500
250,000	Kroger Co. (The), Senior Unsecured Notes, 3.40%, 4/15/22	254,504

See Notes to Financial Statements.
26

Schedule of Investments (continued)

Principal Amount		Value
	CONSUMER, NON-CYCLICAL (0.7%) (continued)
$250,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	$284,637
350,000	Mylan, Inc., Senior Unsecured Notes, 1.35%, 11/29/16	348,277
100,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	105,181
150,000	Service Corp. International, Senior Unsecured Notes, 7.00%, 6/15/17	161,250
200,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17 (3)	201,443
		2,771,788

	ENERGY (0.5%)
150,000	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.38%, 9/15/17	166,770
150,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17	149,828
150,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 9.00%, 4/15/19	184,099
500,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	519,583
250,000	Marathon Oil Corp., Senior Unsecured Notes, 2.80%, 11/1/22	234,125
100,000	Rowan Companies, Inc., Guaranteed Notes, 7.88%, 8/1/19	113,952
250,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	267,980
100,000	Valero Energy Corp., Guaranteed Notes, 6.63%, 6/15/37	118,066
		1,754,403

	FINANCIAL (3.6%)
200,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	201,000
150,000	Ally Financial, Inc., Guaranteed Notes, 4.63%, 6/26/15	151,125
100,000	Ally Financial, Inc., Senior Unsecured Notes, 3.25%, 9/29/17	100,000
250,000	American Express Co., Senior Unsecured Notes, 0.82%, 5/22/18 (2)	249,992

Principal Amount		Value
	FINANCIAL (3.6%) (continued)
$250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	$280,836
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24 (3)	255,205
200,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	214,500
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16 (3)	309,831
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21 (1)	267,428
290,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	327,868
250,000	Boston Properties L.P., Senior Unsecured Notes, 3.13%, 9/1/23	244,109
250,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	253,408
250,000	Branch Banking & Trust Co., Senior Unsecured Notes, 1.05%, 12/1/16	249,309
250,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 5/15/17	259,375
250,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	273,917
150,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	151,674
350,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	356,520
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18 (3)	250,794
100,000	Deutsche Bank AG, Senior Unsecured Notes, 1.40%, 2/13/17	99,792
100,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21 (1)	109,522
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	251,311
250,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	260,672

Principal Amount		Value
	FINANCIAL (3.6%) (continued)
$200,000	First Horizon National Corp., Senior Unsecured Notes, 5.38%, 12/15/15	$207,060
500,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	502,897
250,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 1.00%, 8/11/15 (2)	251,043
300,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16	321,911
200,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%,10/1/37	251,475
250,000	Hartford Financial Services Group, Inc. (The), Senior Unsecured Notes, 4.00%, 10/15/17	265,807
150,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	153,646
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	272,829
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18 (3)	280,000
150,000	Jefferies Group LLC, Senior Unsecured Notes, 8.50%, 7/15/19	179,745
150,000	Jefferies Group LLC, Senior Unsecured Notes, 6.25%, 1/15/36	147,416
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 4.50%, 1/24/22	545,876
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	260,963
200,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17 (3)	213,321
500,000	Morgan Stanley, Senior Unsecured Notes, 4.75%, 3/22/17	532,596
250,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	252,738
300,000	PNC Funding Corp., Guaranteed Notes, 3.30%, 3/8/22	308,525
500,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	495,095

See Notes to Financial Statements.
27

December 31, 2014

Principal Amount		Value
	FINANCIAL (3.6%) (continued)
$150,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17	$149,881
250,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 3.00%, 9/24/15	252,997
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	282,996
250,000	Standard Chartered PLC, Subordinated Notes, 5.70%, 3/26/44 (3)	260,048
300,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	301,778
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	151,641
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	102,149
250,000	US Bancorp MTN, 3.60%, 9/11/24	253,879
500,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22 (1)	521,963
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	178,953
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	122,627
200,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	232,332
		13,372,375

	INDUSTRIAL (0.5%)
100,000	Lafarge S.A., Senior Unsecured Notes, 6.20%, 7/9/15 (3)	102,290
254,000	Masco Corp., Senior Unsecured Notes, 6.13%, 10/3/16	269,367
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	246,098
150,000	Textron, Inc., Senior Unsecured Notes, 6.20%, 3/15/15	151,501
100,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	100,176
314,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 3.20%, 3/1/16	321,497

Principal Amount		Value
	INDUSTRIAL (0.5%) (continued)
$500,000	Union Pacific Corp., Senior Unsecured Notes, 4.00%, 2/1/21	$548,368
250,000	Valmont Industries, Inc., Guaranteed Notes, 5.00%, 10/1/44	252,845
		1,992,142

	TECHNOLOGY (0.2%)
50,000	Altera Corp., Senior Unsecured Notes, 1.75%, 5/15/17	50,068
250,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	254,011
100,000	Intel Corp., Senior Unsecured Notes, 4.25%, 12/15/42	103,061
200,000	Seagate HDD Cayman, Guaranteed Notes, 4.75%, 1/1/25 (3)	206,033
		613,173

	UTILITIES (0.3%)
100,000	Consumers Energy Co., 3.13%, 8/31/24	100,338
150,000	Dominion Resources, Inc., Senior Unsecured Notes, 4.70%, 12/1/44	159,627
250,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5 20%, 10/1/19	276,255
250,000	Florida Power & Light Co., 4.05%, 6/1/42	264,735
250,000	South Carolina Electric & Gas Co., 4.35%, 2/1/42	264,144
		1,065,099
	TOTAL CORPORATE BONDS & NOTES (Cost $29,761,580) (8.1%)	30,102,056

CONVERTIBLE CORPORATE BONDS & NOTES (0.6%)

	COMMUNICATIONS (0.2%)
300,000	Equinix, Inc., Convertible Fixed, 4.75%, 6/15/16	843,375

	CONSUMER, CYCLICAL (0.1%)
200,000	MGM Resorts International, Guaranteed Senior Notes, 4.25%, 4/15/15	236,000

Principal Amount		Value
	CONSUMER, NON-CYCLICAL (0.2%)
$100,000	Gilead Sciences, Inc., Convertible Fixed, Series D, 1.63%, 5/1/16	$413,875
123,000	Salix Pharmaceuticals Ltd., Senior Unsecured Notes, 2.75%, 5/15/15	304,195
		718,070

	ENERGY (0.1%)
250,000	Bristow Group, Inc., Guaranteed Notes, 3.00%, 6/15/38	260,000
	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (Cost $1,146,756) (0.6%)	2,057,445

FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
250,000	International Bank for Reconstruction & Development, Senior Unsecured Notes, 0.50%, 4/15/16	249,813
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	275,625
250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	265,312
	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $770,130) (0.2%)	790,750

LONG-TERM MUNICIPAL SECURITIES (0.5%)

	CALIFORNIA (0.1%)
100,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	102,738
250,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	255,577

See Notes to Financial Statements.
28

Schedule of Investments (continued)

Principal Amount		Value
	CALIFORNIA (0.1%) (continued)
$50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	$62,582
		420,897

	FLORIDA (0.0%)
75,000	Florida State Department of Environmental Protection Revenue, Build America Bonds, Revenue Bonds, Series B 5.31%, 7/1/18	83,369

	ILLINOIS (0.1%)
250,000	Illinois State, General Obligation Unlimited, 4.96%, 3/1/16	260,887

	NEW YORK (0.2%)
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	252,738
185,000	Metropolitan Transportation Authority, Build America Bonds, Revenue Bonds, Ser. C-1, 5.12%, 11/15/19	205,542
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	111,620
		569,900

	TENNESSEE (0.0%)
125,000	Metropolitan Government of Nashville & Davidson County Tennessee Convention Center Authority, Build America Bonds, Revenue Bonds, Subser. B, 4.86%, 7/1/16	132,536

	TEXAS (0.1%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,715
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	245,655
	TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,955,459) (0.5%)	522,370
		$1,989,959
Principal Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (7.0%)
$500,000	FHLB, 1.13%, 3/10/17	501,930
250,000	FHLB, 3.13%, 12/8/17	263,264
175,000	FHLB, 2.75%, 6/8/18	182,501
250,000	FHLB, 1.63%, 2/27/19	250,648
415,000	FHLB, 4.13%, 12/13/19	459,915
1,000,000	FHLB, 3.25%, 6/9/23	1,057,333
419,463	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	415,651
91,106	FHLMC Gold PC Pool #A46044, 5.00%, 7/1/35	100,679
308,946	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	341,672
80,535	FHLMC Gold PC Pool #A89430, 4.50%, 10/1/39	87,283
221,972	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	236,898
309,660	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	322,227
101,922	FHLMC Gold Pool #A84814, 4.50%, 3/1/39	110,410
598,267	FHLMC Gold Pool #A86830, 4.50%, 6/1/39	648,086
88,388	FHLMC Gold Pool #A96997, 4.50%, 2/1/41	95,922
335,598	FHLMC Gold Pool #A97264, 4.00%, 2/1/41	358,164
372,766	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	377,337
69,160	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	70,008
860,540	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	909,739
763,269	FHLMC Gold Pool #Q04096, 4.00%, 10/1/41	814,592
165,274	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	172,201
102,630	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	106,933
500,000	FNMA, 2.00%, 9/21/15	506,267
500,000	FNMA, 0.38%, 12/21/15	500,116

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.0%) (continued)
$1,000,000	FNMA, 0.88%, 5/21/18	$983,372
93,540	FNMA Pool #254733, 5.00%, 4/1/23	103,272
334,681	FNMA Pool #745275, 5.00%, 2/1/36	370,369
37,579	FNMA Pool #832199, 4.50%, 7/1/35	40,962
409,435	FNMA Pool #844809, 5.00%, 11/1/35	452,698
11,575	FNMA Pool #910242, 5.00%, 3/1/37	12,779
58,880	FNMA Pool #973333, 4.50%, 2/1/38	63,958
12,438	FNMA Pool #975116, 5.00%, 5/1/38	13,732
213,876	FNMA Pool #AA0466, 4.50%, 2/1/39	232,381
12,041	FNMA Pool #AB1259, 5.00%, 7/1/40	13,307
366,299	FNMA Pool #AB1796, 3.50%, 11/1/40	382,475
205,735	FNMA Pool #AB2660, 3.50%, 5/1/21	217,520
137,166	FNMA Pool #AB3218, 3.50%, 7/1/31	144,717
598,764	FNMA Pool #AB3900, 3.00%, 11/1/26	623,992
22,071	FNMA Pool #AB3943, 4.00%, 11/1/41	23,583
383,441	FNMA Pool #AB5231, 2.50%, 5/1/27	391,431
214,753	FNMA Pool #AC5822, 4.50%, 5/1/40	233,319
351,298	FNMA Pool #AD7128, 4.50%, 7/1/40	381,641
226,043	FNMA Pool #AD8529, 4.50%, 8/1/40	245,588
797,713	FNMA Pool #AE9759, 4.00%, 12/1/40	852,493
230,577	FNMA Pool #AH2084, 4.00%, 12/1/40	246,494
211,831	FNMA Pool #AH3226, 5.00%, 2/1/41	235,421
392,187	FNMA Pool #AH4493, 4.50%, 2/1/41	426,213
541,611	FNMA Pool #AH6186, 4.00%, 2/1/41	578,720
358,811	FNMA Pool #AH8932, 4.50%, 4/1/41	389,920
223,459	FNMA Pool #AI1019, 4.50%, 5/1/41	242,755
756,904	FNMA Pool #AJ9278, 3.50%, 12/1/41	790,652
27,478	FNMA Pool #AK6513, 4.00%, 3/1/42	29,361

See Notes to Financial Statements.
29

December 31, 2014

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.0%) (continued)
$549,135	FNMA Pool #AL0160, 4.50%, 5/1/41	$596,933
778,884	FNMA Pool #AL0657, 5.00%, 8/1/41	862,622
69,012	FNMA Pool #AL3192, 5.00%, 5/1/42	76,353
397,978	FNMA Pool #AQ1853, 3.00%, 11/1/42	403,411
349,965	FNMA Pool #AS0560, 4.50%, 9/1/43	379,784
452,927	FNMA Pool #AS0865, 2.50%, 10/1/28	462,093
176,543	FNMA Pool #AS1529, 3.00%, 1/1/29	183,714
76,270	FNMA Pool #AT8849, 4.00%, 6/1/43	81,508
199,981	FNMA Pool #AU1847, 3.00%, 9/1/43	202,535
229,841	FNMA Pool #AU3621, 3.00%, 7/1/43	232,819
352,920	FNMA Pool #AU5409, 3.00%, 8/1/43	357,368
255,242	FNMA Pool #AU6562, 3.50%, 12/1/43	266,369
94,424	FNMA Pool #AU7025, 3.00%, 11/1/43	95,614
99,584	FNMA Pool #AX1138, 3.50%, 9/1/44	103,925
44,999	FNMA Pool #MA0406, 4.50%, 5/1/30	49,111
161,410	FNMA Pool #MA0577, 3.50%, 11/1/20	170,728
421,373	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	419,085
280,608	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	271,719
114,789	GNMA I Pool #539285, 3.00%, 5/15/42	117,563
108,789	GNMA I Pool #744842, 3.00%, 5/15/42	111,418
226,003	GNMA II Pool #MA1520, 3.00%, 12/20/43	231,390
459,512	GNMA II Pool #MA1521, 3.50%, 12/20/43	482,840
1,000,000	GNMA II Pool #MA1839, 4.00%, 4/20/44	1,073,138
700,001	GNMA II Pool #MA1922, 5.00%, 5/20/44	773,163
448,923	GNMA II Pool #MA2224, 4.00%, 9/20/44	482,235

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.0%) (continued)
$100,000	GNMA II Pool #MA2445, 3.50%, 12/20/44	$105,127
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $25,961,620) (7.0%)	26,205,466

U.S. TREASURY OBLIGATIONS (3.8%)
150,000	U.S. Treasury Bonds, 5.25%, 11/15/28	201,105
650,000	U.S. Treasury Bonds, 5.25%, 2/15/29	873,844
350,000	U.S. Treasury Bonds, 3.13%, 11/15/41	377,727
250,000	U.S. Treasury Bonds, 2.75%, 8/15/42	249,922
900,000	U.S. Treasury Bonds, 2.88%, 5/15/43	920,531
200,000	U.S. Treasury Bonds, 3.75%, 11/15/43	240,422
250,000	U.S. Treasury Bonds, 3.63%, 2/15/44	294,199
200,000	U.S. Treasury Bonds, 3.38%, 5/15/44	225,156
300,000	U.S. Treasury Bonds, 3.13%, 8/15/44	322,969
600,000	U.S. Treasury Notes, 0.38%, 4/30/16	599,906
1,200,000	U.S. Treasury Notes, 1.50%, 6/30/16	1,218,094
1,000,000	U.S. Treasury Notes, 0.38%, 10/31/16	995,859
900,000	U.S. Treasury Notes, 1.00%, 10/31/16	906,469
250,000	U.S. Treasury Notes, 0.50%, 11/30/16 (1)	249,375
500,000	U.S. Treasury Notes, 0.88%, 11/30/16	502,187
100,000	U.S. Treasury Notes, 0.63%, 5/31/17	99,430
250,000	U.S. Treasury Notes, 0.88%, 10/15/17	249,043
680,000	U.S. Treasury Notes, 0.75%, 12/31/17	672,828
350,000	U.S. Treasury Notes, 0.75%, 3/31/18	344,613
900,000	U.S. Treasury Notes, 1.38%, 9/30/18	899,156
1,000,000	U.S. Treasury Notes, 1.38%, 11/30/18	998,047
100,000	U.S. Treasury Notes, 1.38%, 2/28/19	99,461

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (3.8%) (continued)
$550,000	U.S. Treasury Notes, 3.63%, 2/15/20	$603,023
250,000	U.S. Treasury Notes, 1.25%, 2/29/20	244,668
350,000	U.S. Treasury Notes, 2.25%, 4/30/21	357,191
200,000	U.S. Treasury Notes, 1.88%, 11/30/21	198,828
150,000	U.S. Treasury Notes, 2.00%, 2/15/23	149,438
300,000	U.S. Treasury Notes, 2.50%, 5/15/24	309,047
450,000	U.S. Treasury Notes, 2.38%, 8/15/24	458,332
150,000	U.S. Treasury Notes, 2.25%, 11/15/24 (1)	151,008
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,554,630) (3.8%)	14,011,878

Shares		Value
SHORT-TERM INVESTMENTS (7.3%)

	MONEY MARKET FUNDS (7.3%)
16,116,289	State Street Institutional Liquid Reserves Fund	16,116,289
11,071,945	State Street Navigator Securities Lending Prime Portfolio (4)	11,071,945
	TOTAL SHORT-TERM INVESTMENTS (Cost $27,188,234) (7.3%)	27,188,234
	TOTAL INVESTMENT SECURITIES (Cost $319,880,134) (102.0%)	$380,145,945
EXCESS OF LIABILITIES CASH AND OTHER ASSETS (–2.0%)		(7,438,794)
NET ASSETS (100%)		$372,707,151

See Notes to Financial Statements.
30

Schedule of Investments (continued)

Value
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, SHARE PER OUTSTANDING ($372,707,151 ÷ 39,661,469 shares outstanding)	$9.40

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of December 31, 2014, the market value of the securities on loan was $10,753,662.
(2)	The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.
(3)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(4)
Securities with an aggregate market value of $10,753,662 were out on loan in exchange for $11,071,945 of cash collateral as of December 31, 2014. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR	American Depositary Receipt.
FHLB	Federal Home Loan Bank.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
GMTN	Global Medium Term Note.
GNMA	Government National Mortgage Association.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$273,640,459	$—	$—	$273,640,459
Asset-Backed Securities	—	378,598	—	378,598
Commercial Mortgage-Backed Securities	—	3,781,100	—	3,781,100
Corporate Bonds & Notes*	—	30,102,056	—	30,102,056
Convertible Corporate Bonds & Notes*	—	2,057,445	—	2,057,445
Foreign Government Obligations	—	790,750	—	790,750
Long-Term Municipal Securities*	—	1,989,959	—	1,989,959
U.S. Government Agency Obligations	—	26,205,466	—	26,205,466
U.S. Treasury Obligations	—	14,011,878	—	14,011,878
Short-Term Investments	27,188,234	—	—	27,188,234
Total Investments in Securities	$300,828,693	$79,317,252	$—	$380,145,945

*See Schedule of Investments for further classification.

See Notes to Financial Statements.
31

Value Line Larger Companies Fund, Inc.

INVESTMENT OBJECTIVE AND STRATEGY (condensed)

The Fund’s investment objective is to realize capital growth.

To achieve the Fund’s investment objective the Adviser invests substantially all of the Fund’s assets in common stock. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments usually, as measured by the number and total value of purchases, are selected from common stocks of the 100 largest companies by capitalization that are ranked 1, 2, or 3 by the Ranking System. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

Manager Discussion of Fund Performance

Below, Value Line Larger Companies Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2014.

How did Value Line Larger Companies Fund perform during the annual period?

The Fund generated a total return of 12.41% during the 12 months ended December 31, 2014. This compares to the 13.69% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

While the Fund generated solid double-digit absolute gains, its underperformance of the S&P 500® Index during the 12-month reporting period can be attributed primarily to not owning some of the slower growing and more cyclical information technology companies that outperformed. Having a position, albeit modest, in cash during a period when the equity market rallied, also detracted. Sector allocation as a whole had a rather neutral impact.

Which equity market sectors most significantly affected Fund performance?

Stock selection in information technology detracted from the Fund’s performance, more than offsetting the positive effect of having an overweighted allocation to the strongly performing sector. Both stock selection in and having an overweighted allocation to consumer discretionary, which lagged the S&P 500® Index during the reporting period, also dampened results. To a more modest degree, having an underweighted allocation to utilities, which was the top performing sector in the S&P 500® Index during the reporting period, also hurt. With a decline in interest rates during the year, utilities shares overall rallied as investors chased higher dividend-paying instruments.

Partially offsetting these detractors were the positive contributions made by effective stock selection in the health care and consumer staples sectors. Having an overweighted allocation to health care, which was the second-strongest sector in the S&P 500® Index during the reporting period, and having an underweighted exposure to energy, which was the worst performing sector in the S&P 500® Index during the reporting period and the only sector to post negative absolute returns, also buoyed the Fund’s relative results. Energy stocks started 2014 on a high note but reversed during the fourth quarter, as the price of oil had a dramatic move downward.

Which stocks detracted significantly from the Fund’s performance during the annual period?

During the annual period, the stocks that detracted most from the Fund’s performance were Trimble Navigation, Discovery Communications and Activision Blizzard. Trimble Navigation, a global technology company focused primarily on agriculture and construction end-markets, sold off after weak quarterly results and disappointing guidance. Although we like the longer-term prospects for the company, we reduced the Fund’s weighting in its shares due to the lack of near-term visibility. Shares of global media company Discovery Communications sold off during the annual period due to softness in the U.S. advertising market and a deceleration of growth in its international markets. Shares of interactive entertainment software developer Activision Blizzard were volatile during the annual period but not due to any fundamental problems. We added to the Fund’s position in Activision Blizzard on its share price weakness.

What were some of the Fund’s best-performing individual stocks?

The individual stocks that contributed most to the Fund’s relative results were actually three new positions added to the Fund in 2014—leading energy drink maker Monster Beverage, medical device company Edward Lifesciences and biotechnology company Celgene, each of which posted robust double-digit gains during the annual period. Shares of Monster Beverage rose, as the market reacted favorably to news of The Coca-Cola Company taking an equity stake in the company. Edward Lifesciences, a leader in minimally invasive medical devices for the cardiovascular market, saw its shares rise on better than expected sales and guidance. Shares of Celgene enjoyed a strong upward move, driven by strong sales and earnings growth as well as by its burgeoning pipeline and attractive valuation.

32

(continued)

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

Did the Fund make any significant purchases or sales during the annual period?

During the annual period, we initiated a Fund position Constellation Brands, a leading producer and marketer of premium beer, wine and spirits. Constellation Brands has more than 100 well-known brands in these categories, including Corona, Robert Mondavi and Svedka vodka. We believe that Constellation Brands is well positioned to grow its earnings and revenues over the next few years and at a rate faster than its peers. We established a Fund position in Facebook, the world’s largest social network. We believe Facebook has become increasingly important to advertisers and small businesses, which may result in outsized revenue and earnings growth for the company.

We sold the Fund’s position in information technology stalwart International Business Machines (IBM), as we grew less confident in the company’s ability to deliver future sales and earnings growth. During the summer—and before the precipitous decline in the price of crude oil, we eliminated the Fund’s position in Cameron International, a leading manufacturer of oil and gas equipment, as we felt its shares had become fully valued.

Were there any notable changes in the Fund’s weightings during the 12-month period?

During the 12-month period ended December 31, 2014, we increased the Fund’s weightings in the health care, information technology, consumer discretionary and consumer staples sectors and decreased the Fund’s weightings in the industrials, financials, utilities, telecommunication services, energy and materials sectors.

How was the Fund positioned relative to its benchmark index at the end of December 2014?

As of December 31, 2014, the Fund was overweighted relative to the S&P 500® Index in the consumer discretionary, information technology and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the industrials, energy, consumer staples and financials sectors and was rather neutrally weighted relative to the Index in the materials sector on the same date. The Fund had no exposure to the utilities and telecommunication services sectors at the end of December 2014.

What is your tactical view and strategy for the months ahead?

On a macro level, despite the improving U.S. economy during 2014, there are still some lingering concerns regarding the depth and strength of the economic recovery, as inflation remained low and well under the Fed’s target of 2% and wage growth was still lagging. In addition, although the U.S. economy grew stronger, global economic growth weakened during the annual period. This scenario likely means lower interest rates for longer, which should, in our view, be a net positive for the U.S. equity market.

All that said, as we look toward 2015, regardless of economic or market conditions, we intend to continue to look for and to emphasize leading larger-capitalization growth stocks that generally are ranked in the higher categories of 1, 2 or 3 in the Value Line Timeliness™ Ranking System. As of December 31, 2014, a majority of the Fund’s assets were in stocks that met these criteria. We intend to seek investments in a diversified portfolio of high quality companies that we believe are well positioned to grow sales and earnings over the next few years, regardless of the pace of economic growth or the interest rate environment. As always, our goal is to generate solid returns through capital growth across market cycles.

33

Value Line Larger Companies Fund, Inc. Portfolio Highlights at December 31, 2014 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
Celgene Corp.	90,000	$10,067,400	4.6%
Facebook, Inc. Class A	115,000	8,972,300	4.1%
Apple, Inc.	74,000	8,168,120	3.7%
Starbucks Corp.	97,000	7,958,850	3.6%
Biogen Idec, Inc.	22,000	7,467,900	3.4%
Google, Inc. Class A	14,000	7,429,240	3.4%
Medivation, Inc.	68,000	6,773,480	3.1%
Activision Blizzard, Inc.	330,000	6,649,500	3.0%
Delta Air Lines, Inc.	130,000	6,394,700	2.9%
Visa, Inc. Class A	24,000	6,292,800	2.9%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

* Sector weightings exclude short-term investments.

(continued)

The following graph compares the performance of the Value Line Larger Companies Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Larger Companies Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Larger Companies Fund, Inc. and the S&P 500® Index*

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/14	12.41%	$11,241
5 years ended 12/31/14	13.80%	$19,089
10 years ended 12/31/14	7.02%	$19,705

*	The Standard and Poor’s 500 Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.
**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

35

Value Line Larger Companies Fund, Inc. Schedule of Investments

Shares		Value
COMMON STOCKS (100.0%)

	CONSUMER DISCRETIONARY (23.1%)
12,500	Amazon.com, Inc. *	$3,879,375
75,000	Comcast Corp. Class A (1)	4,317,375
125,000	Discovery Communications, Inc. Class A *	4,306,250
90,000	Harley-Davidson, Inc.	5,931,900
73,000	Michael Kors Holdings, Ltd. *	5,482,300
40,000	NIKE, Inc. Class B	3,846,000
4,500	Priceline Group, Inc. (The) *	5,130,945
97,000	Starbucks Corp.	7,958,850
11,000	Tesla Motors, Inc. *(1)	2,446,510
60,000	TJX Companies, Inc. (The)	4,114,800
100,000	Urban Outfitters, Inc. *	3,513,000
		50,927,305

	CONSUMER STAPLES (6.6%)
50,000	Constellation Brands, Inc. Class A *	4,908,500
58,000	Estee Lauder Companies, Inc. (The) Class A	4,419,600
48,000	Monster Beverage Corp. *	5,200,800
		14,528,900

	ENERGY (3.0%)
30,000	EOG Resources, Inc.	2,762,100
45,000	Schlumberger Ltd.	3,843,450
		6,605,550

	FINANCIALS (4.0%)
10,500	BlackRock, Inc.	3,754,380
80,000	JPMorgan Chase & Co.	5,006,400
		8,760,780

	HEALTH CARE (24.9%)
21,000	Actavis PLC *	5,405,610
22,000	Biogen Idec, Inc. *	7,467,900
90,000	Celgene Corp. *	10,067,400
68,000	Cerner Corp. *	4,396,880
35,000	Edwards Lifesciences Corp. *	4,458,300
59,000	Gilead Sciences, Inc. *	5,561,340

Shares		Value
	HEALTH CARE (24.9%) (continued)

82,000	Medidata Solutions, Inc. *	$3,915,500
68,000	Medivation, Inc. *	6,773,480
24,000	Perrigo Co. PLC	4,011,840
25,000	Salix Pharmaceuticals, Ltd. *	2,873,500
		54,931,750

	INDUSTRIALS (4.4%)
130,000	Delta Air Lines, Inc.	6,394,700
19,000	FedEx Corp.	3,299,540
		9,694,240

	INFORMATION TECHNOLOGY (31.2%)
330,000	Activision Blizzard, Inc.	6,649,500
30,000	Alibaba Group Holding, Ltd. ADR *	3,118,200
74,000	Apple, Inc.	8,168,120
24,000	Baidu, Inc. ADR *	5,471,280
80,000	Cognizant Technology Solutions Corp. Class A *	4,212,800
19,000	CoStar Group, Inc. *	3,488,970
115,000	Facebook, Inc. Class A *	8,972,300
14,000	Google, Inc. Class A *	7,429,240
80,000	HomeAway, Inc. *	2,382,400
80,000	Micron Technology, Inc. *	2,800,800
100,000	Pandora Media, Inc. *	1,783,000
60,000	QUALCOMM, Inc.	4,459,800
135,000	Trimble Navigation Ltd. *	3,582,900
24,000	Visa, Inc. Class A	6,292,800
		68,812,110

	MATERIALS (2.8%)
52,000	Monsanto Co.	6,212,440

TOTAL COMMON STOCKS (Cost$177,500,695) (100.0%)		220,473,075

Shares		Value
SHORT-TERM INVESTMENTS (3.2%)
	MONEY MARKET FUNDS (3.2%)
82,506	State Street Institutional Liquid Reserves Fund	$82,506
6,975,500	State Street Navigator Securities Lending Prime Portfolio (2)	6,975,500
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,058,006) (3.2%)	7,058,006
	TOTAL INVESTMENT SECURITIES (Cost $184,558,701) (103.2%)	$227,531,081
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (–3.2%)		(6,983,498)
NET ASSETS (100%)		$220,547,583
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($220,547,583 ÷ 8,724,581 shares outstanding)		$25.28

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of December 31, 2014, the market value of the securities on loan was $6,763,885.
(2)
Securities with an aggregate market value of $6,763,885 were out on loan in exchange for $6,975,500 of cash collateral as of December 31, 2014. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR American Depositary Receipt.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$220,473,075	$—	$—	$220,473,075
Short-Term Investments	7,058,006	—	—	7,058,006
Total Investments in Securities	$227,531,081	$—	$—	$227,531,081

* See Schedule of Investments for further classification.

See Notes to Financial Statements.
36

Value Line Core Bond Fund

INVESTMENT OBJECTIVE AND STRATEGY (condensed)

The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.

The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.

Manager Discussion of Fund Performance

Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the 12 months ended December 31, 2014.

How did the Fund perform during the annual period?

The Fund generated a total return of 4.49% during the 12 months ended December 31, 2014. This compares to the 5.97% return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same annual period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

The Fund posted solid absolute gains, but lagged its benchmark, the Barclays Index, as the positive contribution made by duration positioning was slightly more than offset by the detracting effect of yield curve positioning. Sector allocation and issue selection decisions produced mixed results during the reporting period overall.

Which fixed income market sectors most significantly affected Fund performance?

Sector allocation overall produced mixed results during the reporting period. Overweighted allocations relative to the Barclays Index to long-maturity corporate bonds and to taxable municipal bonds boosted the Fund’s results, as they were participants in the rally at the long-term end of the yield curve. Underweighted allocations to certain commodity-based credits, including metals & mining bonds and energy-related bonds, were also a positive, given the significant drop in commodity prices during the annual period.

Conversely, an out-of-benchmark exposure to high yield corporate bonds detracted from relative results, as the sector significantly underperformed the Barclays Index during the annual period. The Fund’s holdings in short-term mortgage-backed securities also detracted, underperforming the longer maturities that benefited from the flattening of the yield curve. The Fund’s modest underweight in long maturity U.S. Treasuries also dampened Fund results, for these securities were the best performers within the Barclays Index during the annual period, posting a return of more than 27% for the 12 months ended December 31, 2014.

Issue selection also generated mixed results. Several of the Fund’s holdings of taxable municipal bonds posted especially strong returns, especially a 30-year bond issued by Tarrant County, Texas. These taxable municipal bonds benefited not only from relatively long durations but also from improving credit quality. Similarly, issue selection within the investment grade corporate bond and mortgage-backed securities sectors buoyed the Fund’s relative results. Within the investment grade corporate bond sector, an emphasis on both industrials and financials companies helped. A 30-year bond issued by supermarket Kroger was a particularly strong performer. However, utilities bonds offered higher returns than either industrials or financials bonds, and so the Fund’s modest underweight in utilities dampened relative results. Within the mortgage-backed securities sector, an emphasis on high quality, premium coupon mortgage pass-throughs helped most, as these securities performed strongly based on their low pre-payment rates.

The poorest performers on an individual basis were a high yield energy-related bond issued by Whiting Petroleum and mid-grade credits issued by casino and gaming company International Game Technology and global investment banking firm Jefferies.

What was the Fund’s duration strategy?

Duration positioning in the Fund had a modestly positive effect on its performance relative to the Barclays Index during the reporting period. While we kept the Fund’s duration short that of the Barclays Index by approximately 1/4 year, which hurt as rates generally declined, we kept the Fund’s U.S. Treasury holdings’ duration overall longer than the U.S. Treasury duration of the Barclays Index. This helped the Fund given the strong price action of longer-dated U.S. Treasuries during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

(continued)

How did yield curve positioning decisions affect the Fund’s performance?

Yield curve positioning modestly detracted from the Fund’s performance. The Fund benefited from an underweighting relative to the Barclays Index of maturities three years and under, but a relative underweighting at the long-term end of the U.S. Treasury yield curve, i.e. 22+ years, had a negative effect given the outperformance of longer-dated bonds during the annual period.

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

Were there any notable changes in the Fund’s weightings during the annual period?

During the annual period, particularly in the second half of 2014, the overall theme of changes made was a reduction in credit quality risk. Thus, we increased the Fund’s exposure to investment grade corporate bonds and reduced its exposure to high yield corporate bonds. Within the investment grade bond sector, we increased exposure to financials companies, as newly-imposed regulations are expected to lead to stronger credit profiles for the major banks. We focused our selling within the high yield corporate bond sector on commodity-linked issuers, as commodity prices weakened substantially. Within the mortgage-backed securities sector, which we reduced overall, we sold shorter-term securities and added longer-term maturities. This helped performance, as the longer-term securities benefited more from the drop in interest rates at the long-term end of the yield curve. We increased the Fund’s position in long-term U.S. Treasuries, as our expectations for U.S. and global inflation lessened. Within the Fund’s sovereign debt holdings, we sold all Petrobras bonds before this Brazilian oil company’s senior management was investigated for financial improprieties. In terms of yield curve positioning, we prudently reduced the Fund’s holdings in the belly, or intermediate segment, of the curve in anticipation of a flattening yield curve.

How was the Fund positioned relative to its benchmark index at the end of December 2014?

At the end of December 2014, the Fund was overweight relative to the Barclays Index in the investment grade corporate bond sector, as corporate profits remain relative strong and as we expect the default rate to remain at a historically low level for some time. The Fund was also overweight taxable municipal bonds due to generally rising state and municipal tax receipts. The Fund was modestly underweight mortgage-backed securities at the end of the annual period, as we expect mortgage pre-payment activity to accelerate at anticipated ongoing low levels of rates. Within the sector, we continued to favor higher quality mortgages, as we expect them to perform better than their lower quality counterparts. The Fund remained underweight relative to the Barclays Index short-term U.S. Treasuries in anticipation of a Fed move to raise short-term rates around mid-2015.

What is your tactical view and strategy for the months ahead?

In our view, global economic growth, jobs growth and inflation expectations—and how close actual data reports adhere to the Fed’s targets—are likely to be key factors in fixed income market returns in the months ahead.

Of course, any significant change in the inflation outlook, either domestically or internationally, might cause us to reduce the Fund’s exposure to longer-dated U.S. Treasuries. Any change in the Fed’s outlook, either for a slower or faster rise in rates, or any change in economic growth expectations, either higher or lower, could cause us to change the Fund’s duration and/or yield curve positioning accordingly.

As we continue to seek to maximize current income, we maintain a long-term investment perspective.

Value Line Core Bond Fund Portfolio Highlights at December 31 2014 (unaudited)

Ten Largest Holdings

Issue	Principal Amount	Value	Percentage of Net Assets
FNMA Pool #MA1107, 3.50%, 7/1/32	$1,235,046	$1,302,982	1.6%
U.S. Treasury Notes, 0.88%, 10/15/17	1,150,000	1,145,598	1.4%
U.S. Treasury Notes, 0.38%, 10/31/16	1,000,000	995,859	1.3%
U.S. Treasury Notes, 1.00%, 8/31/16	900,000	906,750	1.1%
GNMA II Pool #5260, 4.50%, 12/20/41	827,428	906,681	1.1%
GNMA II Pool #MA1922, 5.00%, 5/20/44	750,000	828,389	1.0%
U.S. Treasury Notes, 1.50%, 6/30/16	800,000	812,062	1.0%
FNMA Pool #AW0353, 4.50%, 3/1/44	729,121	792,222	1.0%
U.S. Treasury Bonds, 3.38%, 5/15/44	700,000	788,047	1.0%
Commercial Mortgage Trust, Series 2007-GG9,
Class A4, 5.44%, 3/10/39	700,000	746,674	0.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

39

(continued)

Coupon Distribution

Percentage of Fund’s Investments
Less than 4%	50.3%
4-4.99%	23.0%
5-5.99%	17.4%
6-6.99%	5.8%
7-7.99%	3.3%
8-8.99%	0.2%

The following graph compares the performance of the Value Line Core Bond Fund to that of the Barclays Capital Aggregate Bond Index (the “Index”). The Value Line Core Bond Fund is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Core Bond Fund, the Barclays Capital Aggregate Bond Index*

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/14	4.49%	$10,449
5 years ended 12/31/14	5.45%	$13,039
10 years ended 12/31/14	5.13%	$16,493

*
The Barclay’s Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this Index.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

40

Value Line Core Bond Fund Schedule of Investments

Principal Amount		Value
ASSET-BACKED SECURITIES (0.9%)
$152,684	Ford Credit Auto Lease Trust, Series 2013-B, Class A2B, 0.43%, 1/15/16 (1)	$152,716
350,000	Ford Credit Auto Owner Trust, Series 2013-D, Class A3, 0.67%, 4/15/18	349,545
245,000	Ford Credit Floorplan Master Owner Trust A, Series 2013-1, Class A1, 0.85%, 1/15/18	244,985
	TOTAL ASSET-BACKED SECURITIES (Cost $748,047) (0.9%)	747,246

COMMERCIAL MORTGAGE- BACKED SECURITIES (5.4%)
350,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	370,623
700,000	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	746,674
200,000	FREMF Mortgage Trust, Series 2012-K711, Class B, 3.56%, 8/25/45 (1) (2)	204,376
212,554	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.17%, 12/25/45 (1) (2)	219,111
200,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.16%, 4/25/46 (1) (2)	198,388
322,543	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	308,470
600,000	GNMA, Series 2013-12, Class B, 2.45%, 11/16/52 (1)	574,693
433,901	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53 (1)	414,337
98,058	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB12, Class A3A2, 4.93%, 9/12/37	97,966
266,571	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51 (1)	291,442
200,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	205,908
186,323	Sequoia Mortgage Trust, Series 2004-8, Class A1, 0.87%, 9/20/34 (1)	177,794
188,401	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A2, 2.39%, 6/25/34 (1)	180,506
280,023	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.25%, 4/25/45 (1)	281,252
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,403,741) (5.4%)	4,271,540

Principal Amount		Value
CORPORATE BONDS & NOTES (41.9%)
	BASIC MATERIALS (2.2%)
$200,000	ArcelorMittal, Senior Unsecured Notes, 5.00%, 2/25/17	$208,000
150,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	148,500
350,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23 (2)	341,516
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	204,588
500,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	565,704
250,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19	262,500
		1,730,808

	COMMUNICATIONS (3.6%)
150,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	149,340
150,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	149,589
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	199,563
100,000	Cox Communications, Inc., Senior Unsecured Notes, 4.80%, 2/1/35 (2)	104,187
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	254,343
250,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24 (3)	252,443
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24 (2)	260,000
250,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	254,375
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	284,517
300,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19 (2)	304,931
309,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	315,852
150,000	Verizon Communications, Inc., Senior Unsecured Notes, 6.55%, 9/15/43	192,173
150,000	Viacom, Inc., Senior Unsecured Notes, 3.88%, 4/1/24	150,577
		2,871,890

Principal Amount		Value
	CONSUMER, CYCLICAL (3.9%)
$300,000	CVS Health Corp., Senior Unsecured Notes, 6.60%, 3/15/19	$351,337
150,000	D.R. Horton, Inc., Guaranteed Notes, 6.50%, 4/15/16	158,250
250,000	Delphi Corp., Guaranteed Notes, 6.13%, 5/15/21	272,500
250,000	Ford Motor Co., Senior Unsecured Notes, 7.45%, 7/16/31	339,399
275,000	Kia Motors Corp., Senior Unsecured Notes, 3.63%, 6/14/16 (2)	283,536
200,000	Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	225,000
250,000	Macy’s Retail Holdings, Inc., Guaranteed Notes, 4.38%, 9/1/23	268,558
100,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19 (2)	100,369
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	157,500
200,000	Ryland Group, Inc. (The), Guaranteed Notes, 6.63%, 5/1/20	212,000
300,000	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 3.13%, 2/15/23	291,618
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	246,659
200,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Unsecured Notes, 7.75%, 8/15/20	213,046
		3,119,772

	CONSUMER, NON-CYCLICAL (4.5%)
350,000	Celgene Corp., Senior Unsecured Notes, 4.00%, 8/15/23	368,385
200,000	Cigna Corp., Senior Unsecured Notes, 2.75%, 11/15/16	205,374
200,000	Constellation Brands, Inc., Guaranteed Notes, 4.25%, 5/1/23	198,500
300,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	304,121
250,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	275,888
250,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.05%, 12/1/16	259,412
250,000	HJ Heinz Co., Secured Notes, 4.25%, 10/15/20	252,500

See Notes to Financial Statements.
41

December 31, 2014

Principal Amount		Value
	CONSUMER, NON-CYCLICAL (4.5%)(continued)
$150,000	Kroger Co. (The), Senior Unsecured Notes, 2.95%, 11/1/21	$148,770
350,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	398,492
350,000	Mylan, Inc., Senior Unsecured Notes, 1.35%, 11/29/16	348,277
150,000	Mylan, Inc., Senior Unsecured Notes, 5.40%, 11/29/43	166,472
150,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	157,772
250,000	Service Corp. International, Senior Unsecured Notes, 7.00%, 6/15/17	268,750
200,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17 (2)	201,443
		3,554,156

	ENERGY (2.3%)
300,000	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.38%, 9/15/17	333,540
250,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17	249,713
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	207,833
200,000	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 2.65%, 2/1/19	197,062
150,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	158,354
200,000	Rowan Companies, Inc., Guaranteed Notes, 7.88%, 8/1/19	227,905
250,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	267,980
150,000	Valero Energy Corp., Guaranteed Notes, 6.63%, 6/15/37	177,099
		1,819,486

	FINANCIAL (20.8%)
250,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	251,250
200,000	Ally Financial, Inc., Guaranteed Notes, 4.63%, 6/26/15	201,500
200,000	Ally Financial, Inc., Senior Unsecured Notes, 3.25%, 9/29/17	200,000

Principal Amount		Value
	FINANCIAL (20.8%) (continued)
$250,000	American Express Co., Senior Unsecured Notes, 0.82%, 5/22/18 (1)	$249,992
350,000	American International Group, Inc., Senior Unsecured Notes, 3.38%, 8/15/20	363,580
300,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24 (2)	306,246
250,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	268,125
350,000	Bank of America Corp. MTN, Subordinated Notes, 4.20%, 8/26/24	356,554
250,000	Bank of America Corp., Series L, Senior Unsecured Notes, 1.35%, 11/21/16	249,289
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16 (2)	309,831
500,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	565,290
250,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	253,408
200,000	Branch Banking & Trust Co., Senior Unsecured Notes, 1.05%, 12/1/16	199,447
150,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	154,125
350,000	Citigroup, Inc., Senior Unsecured Notes, 1.70%, 7/25/16	352,397
250,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	273,917
350,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	353,905
500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	509,315
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18 (2)	250,794
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21 (3)	219,044
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	251,311
350,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	364,941
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23	245,529

Principal Amount		Value
	FINANCIAL (20.8%) (continued)
$300,000	First Horizon National Corp., Senior Unsecured Notes, 5.38%, 12/15/15	$310,590
300,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.72%, 12/6/17	296,900
250,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 1.00%, 8/11/15 (1)	251,043
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 2.75%, 5/15/16	254,063
272,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16	291,866
200,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	251,475
350,000	Hartford Financial Services Group, Inc. (The), Senior Unsecured Notes, 4.00%, 10/15/17	372,129
350,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	358,507
350,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	381,960
300,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	319,289
200,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18 (2)	224,000
150,000	Jefferies Group LLC, Senior Unsecured Notes, 8.50%, 7/15/19	179,745
200,000	Jefferies Group LLC, Senior Unsecured Notes, 6.25%, 1/15/36	196,555
300,000	JPMorgan Chase Bank NA, Subordinated Notes, 6.00%, 10/1/17	332,965
250,000	Korea Development Bank(The), Senior Unsecured Notes, 4.00%, 9/9/16	260,963
160,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17 (2)	170,657
250,000	Macquarie Bank Ltd., Senior Unsecured Notes, 2.60%, 6/24/19 (2)	252,094
400,000	Morgan Stanley, Senior Unsecured Notes, 4.75%, 3/22/17	426,077
300,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	303,286

See Notes to Financial Statements.
42

Schedule of Investments (continued)

Principal Amount		Value
	FINANCIAL (20.8%) (continued)
$500,000	PNC Funding Corp., Guaranteed Notes, 5.13%, 2/8/20	$561,835
350,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19	354,996
250,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	247,547
250,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17	249,802
500,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 3.00%, 9/24/15	505,993
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	282,996
250,000	Standard Chartered PLC, Subordinated Notes, 5.70%, 3/26/44 (2)	260,048
350,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	352,074
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	151,641
200,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	204,298
200,000	US Bancorp MTN, 3.60%, 9/11/24	203,103
350,000	Wells Fargo & Co., Senior Unsecured Notes, 5.63%, 12/11/17	389,309
300,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	357,907
150,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	174,249
		16,479,752
	INDUSTRIAL (2.6%)
200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	215,000
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.05%, 3/15/22	252,596
200,000	Lafarge S.A., Senior Unsecured Notes, 6.20%, 7/9/15 (2)	204,580
250,000	Masco Corp., Senior Unsecured Notes, 7.13%, 3/15/20	288,750
8,000	Owens Corning, Inc., Guaranteed Notes, 6.50%, 12/1/16	8,716
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	246,098
300,000	Textron, Inc., Senior Unsecured Notes, 6.20%, 3/15/15	303,001

Principal Amount		Value
	INDUSTRIAL (2.6%) (continued)
$200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	$200,352
300,000	Valmont Industries, Inc., Guaranteed Notes, 5.00%, 10/1/44	303,414
		2,022,507
	TECHNOLOGY (0.6%)
300,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	304,813
200,000	Seagate HDD Cayman, Guaranteed Notes, 4.75%, 1/1/25 (2)	206,033
		510,846
	UTILITIES (1.4%)
200,000	Consumers Energy Co., 3.13%, 8/31/24	200,677
100,000	Dominion Resources, Inc., Senior Unsecured Notes, 4.70%, 12/1/44	106,418
300,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	331,506
380,000	Florida Power & Light Co., 4.95%, 6/1/35	438,365
		1,076,966

	TOTAL CORPORATE BONDS & NOTES (Cost $32,719,438) (41.9%)	33,186,183

FOREIGN GOVERNMENT OBLIGATIONS (0.8%)
300,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	330,750
250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	265,313
	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $574,801) (0.8%)	596,063

LONG-TERM MUNICIPAL SECURITIES (2.5%)
	CALIFORNIA (0.6%)
125,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	155,461
85,000	University of California, Taxable General Revenue Bonds, Series AG, 4.06%, 5/15/33	89,209

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (2.5%) (continued)
	CALIFORNIA (0.6%) (continued)
$200,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	$205,476
		450,146
	ILLINOIS (0.3%)
250,000	Illinois State, General Obligation Unlimited, 4.96%, 3/1/16	260,888
	NEW YORK (0.4%)
300,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	303,285
	TEXAS (1.0%)
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	491,310
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,715
		768,025
	VIRGINIA (0.1%)
100,000	City of Norfolk, Taxable Build America Bonds, General Obligation Unlimited, Series B, 5.91%, 3/1/29	123,463
	WASHINGTON (0.1%)
75,000	City of Seattle Washington, Municipal Light & Power Revenue, Refunding Revenue Bonds, Taxable Clean Renewable Energy Bonds, Series. C, 3.50%, 6/1/30	75,176
	TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,934,429) (2.5%)	1,980,983

U.S. GOVERNMENT AGENCY OBLIGATIONS (27.2%)
85,885	FHLMC Gold PC Pool#A29526, 5.00%, 1/1/35	94,713
57,601	FHLMC Gold PC Pool #A29633, 5.00%, 1/1/35	63,628
49,745	FHLMC Gold PC Pool#A56491, 5.00%, 1/1/37	54,834

See Notes to Financial Statements.
43

December 31, 2014

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (27.2%) (continued)
$686,033	FHLMC Gold PC Pool#A95803, 4.00%, 12/1/40	$733,923
167,799	FHLMC Gold PC Pool#A97264, 4.00%, 2/1/41	179,082
17,184	FHLMC Gold PC Pool#B12822, 5.00%, 3/1/19	18,069
7,407	FHLMC Gold PC Pool#B17398, 4.50%, 12/1/19	7,832
39,265	FHLMC Gold PC Pool#B18034, 4.50%, 4/1/20	41,270
97,989	FHLMC Gold PC Pool#C09004, 3.50%, 7/1/42	102,039
21,155	FHLMC Gold PC Pool#C91413, 3.50%, 12/1/31	22,263
466,007	FHLMC Gold PC Pool#C91749, 4.00%, 1/1/34	501,319
1,379	FHLMC Gold PC Pool#E92226, 5.00%, 11/1/17	1,449
1,748	FHLMC Gold PC Pool#E92829, 5.00%, 12/1/17	1,836
21,500	FHLMC Gold PC Pool#E93499, 5.00%, 12/1/17	22,586
2,675	FHLMC Gold PC Pool#E98960, 5.00%, 9/1/18	2,811
246,017	FHLMC Gold PC Pool#G06224, 3.50%, 1/1/41	256,275
37,044	FHLMC Gold PC Pool#G08184, 5.00%, 1/1/37	40,855
4,658	FHLMC Gold PC Pool#G11986, 5.00%, 4/1/21	5,004
6,721	FHLMC Gold PC Pool#G12319, 5.00%, 6/1/21	7,222
38,241	FHLMC Gold PC Pool#G18044, 4.50%, 3/1/20	40,776
6,889	FHLMC Gold PC Pool#J00118, 5.00%, 10/1/20	7,270
127,568	FHLMC Gold PC Pool#J00139, 5.00%, 10/1/20	134,598

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (27.2%) (continued)
$34,909	FHLMC Gold PC Pool #J03233, 5.00%, 8/1/21	$37,359
334,514	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	360,150
34,012	FHLMC Gold PC Pool#Q01181, 4.50%, 6/1/41	36,899
126,005	FHLMC Gold PC Pool#Q06307, 3.50%, 2/1/42	131,233
198,679	FHLMC Gold PC Pool#Q08903, 3.50%, 6/1/42	206,902
453,975	FHLMC Gold PC Pool#Q11556, 3.00%, 10/1/42	459,468
439,909	FHLMC Gold PC Pool#Q14593, 3.00%, 1/1/43	445,194
49,649	FHLMC REMIC Trust Series2643, Class ME, 3.50%, 3/15/18	50,200
500,000	FNMA, 1.10%, 7/11/17	497,928
500,000	FNMA, 1.63%, 11/27/18 (3)	502,407
14,554	FNMA Pool #254383, 7.50%, 6/1/32	16,316
41,508	FNMA Pool #254476, 5.50%, 9/1/32	46,727
31,306	FNMA Pool #254684, 5.00%, 3/1/18	32,994
93,040	FNMA Pool #255496, 5.00%, 11/1/34	102,990
7,076	FNMA Pool #255580, 5.50%, 2/1/35	7,953
4,467	FNMA Pool #258149, 5.50%, 9/1/34	5,006
26,423	FNMA Pool #412682, 6.00%, 3/1/28	30,299
1,990	FNMA Pool #511823, 5.50%, 5/1/16	2,100
185	FNMA Pool #568625, 7.50%, 1/1/31	190
29,802	FNMA Pool #571090, 7.50%, 1/1/31	30,328
911	FNMA Pool #573935, 7.50%, 3/1/31	935
11,721	FNMA Pool #622373, 5.50%, 12/1/16	12,371
18,217	FNMA Pool #623503, 6.00%, 2/1/17	18,823
107,606	FNMA Pool #626440, 7.50%, 2/1/32	123,725

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (27.2%) (continued)
$9,822	FNMA Pool #631328, 5.50%, 2/1/17	$10,368
1,060	FNMA Pool #638247, 5.50%, 5/1/17	1,119
732	FNMA Pool #643277, 5.50%, 4/1/17	773
8,898	FNMA Pool #685183, 5.00%, 3/1/18	9,377
1,561	FNMA Pool #688539, 5.50%, 3/1/33	1,759
18,314	FNMA Pool #703936, 5.00%, 5/1/18	19,300
34,224	FNMA Pool #726889, 5.50%, 7/1/33	38,453
85,723	FNMA Pool #735224, 5.50%, 2/1/35	96,518
24,086	FNMA Pool #763393, 5.50%, 2/1/34	26,915
4,698	FNMA Pool #769682, 5.00%, 3/1/34	5,194
68,950	FNMA Pool #769862, 5.50%, 2/1/34	77,541
1,076	FNMA Pool #778141, 5.00%, 5/1/34	1,192
848	FNMA Pool #789150, 5.00%, 10/1/34	937
10,985	FNMA Pool #797154, 5.50%, 11/1/34	12,392
31,966	FNMA Pool #801063, 5.50%, 11/1/34	35,878
24,821	FNMA Pool #803675, 5.50%, 12/1/34	27,875
28,528	FNMA Pool #804683, 5.50%, 12/1/34	31,878
11,575	FNMA Pool #910242, 5.00%, 3/1/37	12,779
163,226	FNMA Pool #919584, 6.00%, 6/1/37	185,251
59,010	FNMA Pool #975116, 5.00%, 5/1/38	65,149
25,744	FNMA Pool #AA2531, 4.50%, 3/1/39	27,969
83,912	FNMA Pool #AB2053, 3.50%, 1/1/26	88,776
387,364	FNMA Pool #AB2346, 4.50%, 2/1/41	420,949
272,544	FNMA Pool #AB5231, 2.50%, 5/1/27	278,224
363,148	FNMA Pool #AB5716, 3.00%, 7/1/27	378,436
580,008	FNMA Pool #AB8144, 5.00%, 4/1/37	640,850
405,645	FNMA Pool #AC8908, 4.50%, 1/1/40	440,820
32,871	FNMA Pool #AD1035, 4.50%, 2/1/40	35,718

See Notes to Financial Statements.
44

Schedule of Investments (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (27.2%) (continued)
$149,320	FNMA Pool #AD8536, 5.00%, 8/1/40	$165,140
205,629	FNMA Pool #AE1853, 4.00%, 8/1/40	219,800
212,185	FNMA Pool #AH3226, 5.00%, 2/1/41	235,815
176,957	FNMA Pool #AH8932, 4.50%, 4/1/41	192,299
45,930	FNMA Pool #AI0620, 4.50%, 5/1/41	49,904
293,751	FNMA Pool #AI4285, 5.00%, 6/1/41	325,454
252,647	FNMA Pool #AJ5888, 4.50%, 11/1/41	275,513
63,098	FNMA Pool #AJ9278, 3.50%, 12/1/41	65,912
187,622	FNMA Pool #AL3272, 5.00%, 2/1/25	207,141
7,625	FNMA Pool #AL5259, 3.50%, 5/1/29	8,061
389,183	FNMA Pool #AQ0287, 3.00%, 10/1/42	394,494
126,008	FNMA Pool #AR2174, 3.00%, 4/1/43	127,679
410,557	FNMA Pool #AR6394, 3.00%, 2/1/43	416,071
197,813	FNMA Pool #AS3155, 4.00%, 8/1/44	211,366
146,429	FNMA Pool #AS3157, 4.00%, 8/1/44	156,461
299,971	FNMA Pool #AU1847, 3.00%, 9/1/43	303,802
188,574	FNMA Pool #AU2135, 2.50%, 8/1/28	192,390
293,430	FNMA Pool #AU4279, 3.00%, 9/1/43	297,176
249,975	FNMA Pool #AV6345, 4.50%, 1/1/44	272,508
729,121	FNMA Pool #AW0353, 4.50%, 3/1/44	792,222
539,640	FNMA Pool #AW5055, 3.50%, 7/1/44	563,674
185,519	FNMA Pool #AW6645, 3.00%, 6/1/29	193,054
187,807	FNMA Pool #AW7362, 2.50%, 8/1/29	191,440
498,598	FNMA Pool #AX0416, 4.00%, 8/1/44	532,759
418,251	FNMA Pool #AX1138, 3.50%, 9/1/44	436,484
447,265	FNMA Pool #MA0641, 4.00%, 2/1/31	482,245
1,235,046	FNMA Pool #MA1107, 3.50%, 7/1/32	1,302,982

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (27.2%) (continued)
$22,867	FNMA REMIC Trust Series 2003-38, Class TC, 5.00%, 3/25/23	$23,642
168,549	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	167,634
387,791	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	395,190
1,732	GNMA I Pool #429786, 6.00%, 12/15/33	2,003
31,256	GNMA I Pool #548880, 6.00%, 12/15/31	35,367
27,740	GNMA I Pool #551762, 6.00%, 4/15/32	31,871
3,072	GNMA I Pool #557681, 6.00%, 8/15/31	3,476
12,617	GNMA I Pool #582415, 6.00%, 11/15/32	14,592
52,821	GNMA I Pool #583008, 5.50%, 6/15/34	59,632
45,845	GNMA I Pool #605025, 6.00%, 2/15/34	52,633
18,016	GNMA I Pool #605245, 5.50%, 6/15/34	20,233
31,540	GNMA I Pool #610944, 5.50%, 4/15/34	35,270
38,049	GNMA I Pool #622603, 6.00%, 11/15/33	43,691
4,658	GNMA I Pool #626480, 6.00%, 2/15/34	5,272
31,155	GNMA II Pool #3645, 4.50%, 12/20/19	32,585
827,428	GNMA II Pool #5260, 4.50%, 12/20/41	906,681
275,416	GNMA II Pool #5332, 4.00%, 3/20/42	295,635
226,003	GNMA II Pool #MA1520, 3.00%, 12/20/43	231,390
250,000	GNMA II Pool #MA1678, 4.00%, 2/20/44	268,284
300,000	GNMA II Pool #MA1920, 4.00%, 5/20/44	321,942
750,000	GNMA II Pool #MA1922, 5.00%, 5/20/44	828,389
497,845	GNMA II Pool #MA2224, 4.00%, 9/20/44	534,787
200,000	GNMA II Pool #MA2445, 3.50%, 12/20/44	210,254
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $21,275,029) (27.2%)	21,602,840

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (17.8%)
	U.S. TREASURY NOTES & BONDS (17.8%)
$350,000	U.S. Treasury Bonds, 7.88%, 2/15/21	$472,856
598,185	U.S. Treasury Bonds, 2.00%, 1/15/26 (4)	685,483
300,000	U.S. Treasury Bonds, 5.25%, 11/15/28	402,211
500,000	U.S. Treasury Bonds, 4.38%, 2/15/38	654,258
350,000	U.S. Treasury Bonds, 4.38%, 5/15/40	460,113
625,000	U.S. Treasury Bonds, 3.63%, 8/15/43	735,010
400,000	U.S. Treasury Bonds, 3.63%, 2/15/44	470,719
700,000	U.S. Treasury Bonds, 3.38%, 5/15/44	788,047
480,000	U.S. Treasury Notes, 0.25%, 11/30/15	480,000
400,000	U.S. Treasury Notes, 1.38%, 11/30/15	404,000
800,000	U.S. Treasury Notes, 1.50%, 6/30/16	812,062
900,000	U.S. Treasury Notes, 1.00%, 8/31/16	906,750
200,000	U.S. Treasury Notes, 0.50%, 9/30/16	199,766
1,000,000	U.S. Treasury Notes, 0.38%, 10/31/16	995,859
250,000	U.S. Treasury Notes, 0.50%, 11/30/16 (3)	249,375
600,000	U.S. Treasury Notes, 0.88%, 12/31/16	602,250
200,000	U.S. Treasury Notes, 0.75%, 3/15/17	199,922
1,150,000	U.S. Treasury Notes, 0.88%, 10/15/17	1,145,598
300,000	U.S. Treasury Notes, 0.88%, 11/15/17 (3)	298,570
450,000	U.S. Treasury Notes, 0.75%, 12/31/17	445,254
500,000	U.S. Treasury Notes, 1.38%, 12/31/18	498,047
100,000	U.S. Treasury Notes, 1.50%, 3/31/19	100,023
500,000	U.S. Treasury Notes, 3.13%, 5/15/19	533,008
250,000	U.S. Treasury Notes, 1.63%, 6/30/19	250,625
600,000	U.S. Treasury Notes, 2.13%, 6/30/21	607,265

See Notes to Financial Statements.
45

December 31, 2014

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (continued),
	U.S. TREASURY NOTES & BONDS (continued)
$550,000	U.S. Treasury Notes, 2.75%, 2/15/24	$578,746
100,000	U.S. Treasury Notes, 2.50%, 5/15/24	103,016
		14,078,833
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,836,828) (17.8%)	14,078,833

Shares		Value
SHORT-TERM INVESTMENTS (4.1%)
	MONEY MARKET FUNDS (4.1%)
2,440,832	State Street Institutional Liquid Reserves Fund	$2,440,832
839,535	State Street Navigator Securities Lending Prime Portfolio (5)	839,535
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,280,367) (4.1%)	3,280,367
	TOTAL INVESTMENT SECURITIES (Cost $78,772,680) (100.6%)	79,744,055
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (–0.6%)		(446,828)
NET ASSETS (100%)		79,297,227

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($79,297,227 ÷ 5,307,892 shares outstanding)		$14.94

(1)	The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.
(2)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(3)	A portion or all of the security was held on loan. As of December 31, 2014, the market value of the securities on loan was $823,311.
(4)	Treasury Inflation Protected Security (TIPS).
(5)
Securities with an aggregate market value of $823,311 were out on loan in exchange for $839,535 of cash collateral as of December 31, 2014. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
GMTN	Global Medium Term Note.
GNMA	Government National Mortgage Association.
MTN	Medium Term Note.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Asset
Asset-Backed Securities	$—	$747,246	$—	$747,246
Commercial Mortgage-Backed Securities	—	4,271,540	—	4,271,540
Corporate Bonds & Notes*	—	33,186,183	—	33,186,183
Foreign Government Obligations	—	596,063	—	596,063
Long-Term Municipal Securities*	—	1,980,983	—	1,980,983
U.S. Government Agency Obligations	—	21,602,840	—	21,602,840
U.S. Treasury Obligations	—	14,078,833	—	14,078,833
Short-Term Investments	3,280,367	—	—	3,280,367
Total Investments in Securities	$3,280,367	$76,463,688	$—	$79,744,055
*See Schedule of Investments for further classification.

See Notes to Financial Statements.
46

The Value Line Tax Exempt Fund, Inc.

INVESTMENT OBJECTIVE AND STRATEGY (condensed)

The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective.

To achieve the Fund’s investment objectives, under normal conditions, the Adviser invests at least 80% of the Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.

Manager Discussion of Fund Performance

The fiscal year-end for Value Line Tax Exempt Fund, Inc. was changed from February 28 to December 31. Thus, below, Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the 10 months ended December 31, 2014 (the “reporting period”).

How did the Fund perform during the reporting period?

The Fund generated a total return of 4.38% during the 10 months ended December 31, 2014. This compares to the 5.73% return of the Fund’s benchmark, the Barclays Municipal Bond Index (the “Barclays Index”), during the same period.

What key factors were responsible for the Fund’s performance during the reporting period?

The Fund underperformed its benchmark, the Barclays Index, due primarily to its comparatively higher quality bias. Issue selection and sector allocation generated mixed results.

Which tax-exempt fixed income market segments most significantly affected Fund performance?

Detracting most from relative results was the Fund’s higher credit quality bias than the Barclays Index. As lower-rated investment grade bonds outperformed higher-rated investment grade bonds during the reporting period, such an emphasis on quality hampered results. In particular, the Fund’s higher credit quality bias led to underweighted allocations to the hospitals/health care and transportation sectors. These sectors tend to contain lower quality investment grade issues, but each posted some of the best returns in the Barclays Index during the reporting period. More modestly, a general overweight to the education sector also hurt, with the exception of California education bonds. Having an underweighted position relative to the Barclays Index in State of California bonds, which posted strong returns, also hindered Fund performance. Positions in State of New Jersey bonds detracted from results, as bonds issued by the State of New Jersey performed relatively poorly in the face of multiple credit rating downgrades for the state during the reporting period.

On the positive side, significantly underweighting general obligation (“GO”) bonds at the local and state level and overweighting revenue bonds helped performance, as the Revenue Index (a subset of the Barclays Index) outperformed the GO Index (another subset of the Barclays Index) by approximately 200 basis points during the reporting period. (A basis point is 1/100th of a percentage point.) Investors searching for yield saw value in the higher yielding revenue bonds that offered some credit protection in the form of regular tax receipts or other revenue streams. Also, as indicated, issue selection amongst California education bonds added value. The bonds of the Dry Creek Elementary School District and the Long Beach Community College District enjoyed strong double-digit returns. These securities, which were two of the top five performers in the Fund during the reporting period, benefited both from improving state fundamentals and from being longer-dated securities. Further, having an overweighted allocation to the bonds of Texas, a state that outperformed the Barclays Index during the reporting period, contributed positively.

What was the Fund’s duration strategy?

Duration positioning in the Fund had a rather neutral impact on relative results during the reporting period. We kept the Fund’s duration approximately one-fourth of a year shorter than that of the Barclays Index through most of the reporting period. We maintained this stance in light of the expected end to the Federal Reserve’s (the “Fed”) quantitative easing program in October 2014 and the widely anticipated increase in interest rates. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

How did yield curve positioning decisions affect the Fund’s performance?

Yield curve positioning overall contributed positively, albeit modestly, to the Fund’s performance during the reporting period. The Fund was modestly underweight the longer-term segment of the yield curve, i.e. bonds with maturities of 22 years or longer. This hurt performance, as these longer-duration bonds performed well. However, more than offsetting this was the positive impact of having an overweight in the slightly shorter maturity segments of bonds with maturities of 17 to 22 years, which still posted solid returns, and having an underweight in very short-term bonds, i.e. those with maturities of two years or less, which was the worst performing part of the yield curve.

47

(continued)

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

Were there any notable changes in the Fund’s weightings during the reporting period?

During the reporting period, we increased the Fund’s bias to higher quality issues. More specifically, we sold the Fund’s last remaining exposure to Puerto Rico bonds, as the risk/reward dynamic of these securities—even with improved returns—remained unattractive, in our view. Indeed, while we started the reporting period with only a modest exposure to Puerto Rico bonds and while what bonds the Fund did own were still rated investment grade, we decided to sell when it became clear to us that the commonwealth’s deteriorating credit metrics were indicative of a speculative grade credit rating. We also reduced exposure to New Jersey, which also experienced declining credit metrics during the reporting period. Conversely, we increased the Fund’s exposure to higher rated states, such as California, Texas and New York. From a sector perspective, we increased the Fund’s exposure to the health care sector, as we believe these bonds should continue to be good performers in the coming months. We also increased the Fund’s focus on revenue bonds with solid revenue streams that we believe provide more reliable bondholder protections.

How was the Fund positioned relative to its benchmark index at the end of December 2014?

At the end of December 2014, the Fund maintained its overweight to revenue bonds, as we believe revenue bonds are likely to continue to outperform general obligation bonds in the months ahead and because we continued to like having the protection of steady, specific revenue streams dedicated to bond payments.

What is your tactical view and strategy for the months ahead?

At the end of December 2014, we expected the U.S. economy to continue to strengthen, with improved job growth, lower unemployment and modest inflation expectations remaining positive supports for the municipal bond market. In our view, this scenario, along with higher interest rates, bodes well for increased tax receipts and for reduced unfunded pension liabilities. Given this view, we are likely to extend the Fund’s duration modestly to a more neutral position relative to that of the Barclays Index. We may also seek opportunities to increase exposure to housing, as this sector often improves with overall growth in the U.S. economy. Of course, any surprises from the Fed in terms of the timing of interest rate increases will likely cause us to reassess the Fund’s duration. Similarly, any changes to the inflation outlook would likely cause us to reassess the Fund’s duration and yield curve positioning. Additionally, if GDP is weaker than expected, we may re-evaluate the Fund’s sector positioning as well as our overall quality bias.

As we continue to seek maximum income exempt from federal income taxes while avoiding undue risk to principal, we maintain a long-term investment perspective.

48

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at December 31 2014 (unaudited)

Ten Largest Holdings

Issue	Principal Amount	Value	Percentage of Net Assets
Leander Texas Independent School District, Geneal Obligation Unlimited, Capital Appreciation, Refunding & School Building, PSF-GTD Insured, 0.00%, 8/15/41	$ 10,000,000	$ 2,304,900	3.1%
Arlington Texas, Special Tax, 5.00%, 8/15/28	1,575,000	1,746,817	2.3%
Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A, 5.00%, 8/15/32	1,170,000	1,324,030	1.8%
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	1,000,000	1,179,280	1.6%
Delaware Valley Regional Finance Authority, Permanently Fixed Revenue Bonds, AMBAC Insured, 5.50%, 8/1/18	1,000,000	1,119,010	1.5%
Cleveland Ohio Airport System Revenue, Revenue Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	1,000,000	1,115,180	1.5%
Southmost Junior College District Texas, General Obligation Limited, NATL-RE Insured, 5.00%, 2/15/25	1,000,000	1,005,970	1.3%
Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25	855,000	937,755	1.2%
Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	750,000	869,190	1.2%
Wisconsin State, General Obligation Unlimited, Ser. C, 4.50%, 5/1/20	750,000	864,495	1.1%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

49

(continued)

Quality Diversification - Credit Quality Expressed as a Percentage of Net Assets as of 12/31/14

Percentage of Fund’s Investments
Aaa/AAA	14.0%
Aa1/AA+	20.0%
Aa2/AA	23.0%
Aa3/AA-	13.4%
A1/A+	9.3%
A2/A	9.1%
A3/A-	7.6%
Baa1	1.7%
NR	0.2%
Total Investments	98.3%
Cash and other assets in excess of liabilities	1.7%
Total Net Assets	100.0%

Source: Moody’s ratings, defaulting to S&P when not rated.
Credit quality is subject to change.

The following graph compares the performance of The Value Line Tax Exempt Fund, Inc. to that of the Barclays Capital Municipal Bond Index (the “Index”). The Value Line Tax Exempt Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in The Value Line Tax Exempt Fund, Inc. and the Barclays Capital Municipal Bond Index*

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/14	7.76%	$10,776
5 years ended 12/31/14	3.97%	$12,150
10 years ended 12/31/14	3.03%	$13,479
*
The Barclays Capital Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Fund’s returns.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

50

The Value Line Tax Exempt Fund, Inc. Schedule of Investments

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.3%)

	ALABAMA (0.4%)
$310,000	University of Alabama (The), Revenue Bonds, Ser. A, 4.50%, 10/1/40	Aa2	$332,345

	ALASKA (0.3%)
200,000	North Slope Boro Alaska, General Obligation Unlimited, NATL-RE Insured, Ser. A, 5.00%, 6/30/17	Aa2	221,174

	ARIZONA (0.6%)
150,000	Arizona State Transportation Board Highway Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/38	Aa2	170,771
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	250,167
			420,938
	ARKANSAS (0.7%)
500,000	Arkansas State Water, Waste Disposal and Pollution, General Obligation Unlimited, Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa1	542,070

	CALIFORNIA (13.1%)
150,000	Berkeley Joint Powers Financing Authority, Revenue Bonds, 5.00%, 10/1/20	AA*	174,921
100,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, 5.00%, 9/1/33	Aa3	116,657
500,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Ser. A, 5.25%, 10/1/38	Aa1	564,015
250,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Children’s Hospital, Ser. B, 5.00%, 8/15/26	Aa3	291,612
270,000	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Ser. A, 4.50%, 11/15/35	Aa3	289,424
225,000	California State Department of Water Resources Center Valley Project Water System, Ser. AG, Refunding Revenue Bonds, 4.38%, 12/1/29	Aa1	242,561
250,000	California State Department of Water Resources Power Supply Revenue, Revenue Bonds, Ser. L, 5.00%, 5/1/15	Aa2	254,065
	California State Public Works Board, Revenue Bonds:
500,000	Department of Corrections and Rehabilitation, 5.00%, 6/1/27	A1	585,365
150,000	Department of Health Services-Richmond Laboratory, Ser. B, 4.00%, 11/1/15	A1	154,773
250,000	Judicial Council Projects, Ser. D, 5.00%, 12/1/18	A1	286,615
	California State, General Obligation Unlimited:
565,000	5.00%, 2/1/38	Aa3	635,461
500,000	5.25%, 11/1/40	Aa3	576,530
250,000	City of Pasadena, California Certificate of Participation, Ser. C, 4.75%, 2/1/38	AA+*	263,088
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30 (1)	A2	268,910
230,000	Inglewood Unified School District, School Facilities Financing Authority, Revenue Bonds, FSA Insured, 5.25%, 10/15/21	A2	269,848
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	142,872
	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C:
60,000	Senior Ser. B, 5.00%, 7/1/22	Aa3	73,604
75,000	Senior Ser. C, 5.00%, 7/1/21	AA+*	90,660
	Los Angeles Unified School District, General Obligation Unlimited, Ser. B:
775,000	AMBAC Insured, 4.00%, 7/1/18 (2)	Aa2	810,479
135,000	AMBAC Insured, 5.00%, 7/1/18 (2)	Aa2	149,753

See Notes to Financial Statements.
51

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.3%) (continued)

	CALIFORNIA (13.1%) (continued)
$220,000	Marin Community College District, General Obligation Unlimited, Election 2004, Ser. B, 4.75%, 8/1/34	Aa1	$246,805
	Metropolitan Water District of Southern California, Refunding Revenue Bonds:
330,000	Ser. C, 4.00%, 10/1/22	Aa1	374,484
60,000	Ser. F, 5.00%, 7/1/28	Aa1	71,101
150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	A1	171,780
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	284,795
150,000	San Diego Public Facilities Financing Authority Water Revenue, Revenue Bonds, Ser. A, 5.25%, 8/1/38	Aa2	167,087
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa2	204,202
855,000	Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25 (2)	A1	937,755
150,000	Santa Monica Public Financing Authority, Lease Revenue Bonds, Ser. A, 4.00%, 6/1/18	Aa2	165,405
250,000	State of California, General Obligation Unlimited, Refunding Bonds, 5.25%, 2/1/29	Aa3	297,947
	State of California, General Obligation Unlimited, Various Purpose Bonds:
250,000	5.00%, 9/1/41	Aa3	279,997
260,000	5.50%, 4/1/21	Aa3	305,828
150,000	University of California Limited Project, Revenue Bonds, Ser. G, 5.00%, 5/15/37	Aa3	169,388
			9,917,787
	COLORADO (0.8%)
500,000	University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	Aa2	575,910

	CONNECTICUT (0.7%)
200,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	203,860
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty - Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	290,800
			494,660
	DELAWARE (0.3%)
200,000	University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	AA+ *	224,678

	DISTRICT OF COLUMBIA (0.1%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%, 12/1/36	Aa1	114,980

	FLORIDA (4.9%)
660,000	Cape Coral Florida Utility Special Assessment, Southwest 4 Area, AGM Insured, 4.50%, 7/1/18	A2	701,039
250,000	City of Cape Coral, Florida Water & Sewer Revenue, Revenue Bonds, Ser. A, NATL-RE Insured, 5.00%, 10/1/23	A1	289,810
	City of Jacksonville, Florida Special Revenue, Revenue Bonds:
250,000	Ser. A, 5.25%, 10/1/30	Aa3	289,253
125,000	Ser. B, 5.00%, 10/1/17	Aa3	139,176
75,000	Hillsborough County Industrial Development Authority, Hospital Revenue Refunding Bonds, Tampa General Hospital Project, Ser. A, 5.00%, 10/1/20	A3	86,468
415,000	Hillsborough County School Board Certificates of Participation, Master Lease Program, NATL-RE Insured, 5.00%, 7/1/22	Aa2	455,570
300,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A3	354,042

See Notes to Financial Statements.
52

December 31, 2014

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.3%) (continued)

	FLORIDA (4.9%) (continued)

$750,000	Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	Aa2	$869,190
215,000	Polk County Florida Public Facilities, Revenue Bonds, NATL-RE Insured, 5.00%, 12/1/21	Aa3	224,479
250,000	State of Florida, Department of Transportation, General Obligation Unlimited, 5.00%, 7/1/22	Aa1	302,965
			3,711,992
	GEORGIA (3.0%)
150,000	Augusta Georgia Water & Sewerage Revenue, Revenue Bonds, 4.00%, 10/1/28	A1	162,240
500,000	City of Atlanta, Georgia Water & Wastewater Revenue, Revenue Bonds,
	Ser. B, AGM Insured, 5.25%, 11/1/34	Aa3	566,230
200,000	County of DeKalb Georgia Water & Sewerage Revenue, Revenue Bonds, Ser. A, 4.00%, 10/1/15	Aa3	205,746
	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser.:
125,000	5.25%, 7/1/36	Aa3	142,257
500,000	Ser. A, 4.00%, 7/1/36	Aa3	524,445
630,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	692,704
			2,293,622
	GUAM (0.2%)
150,000	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/20	A2	175,589

	HAWAII (0.7%)
485,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Ser. A, 5.25%, 7/1/36	Aa2	557,968

	IDAHO (0.7%)
250,000	Idaho Housing & Finance Association, Grant & Revenue Anticipation Bonds, Federal Highway - A, 5.00%, 7/15/29	A2	279,328
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	283,092
			562,420
	ILLINOIS (2.6%)
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A1	110,527
200,000	Cook County, General Obligation Unlimited, Ser. C, 4.25%, 11/15/19	A1	219,570
250,000	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Ser. B, 5.00%, 7/1/26	A2	281,483
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	Aa3	171,021
250,000	Illinois State, General Obligation Unlimited, 5.00%, 3/1/16	A3	262,180
190,000	Kane Kendall Etc Counties Community College District No. 516, General Obligation Unlimited, Ser. A, 5.00%, 12/15/20	Aa1	223,476
500,000	Northern Illinois Municipal Power Agency, Revenue Bonds, Prairie State Project, Ser. A, NATL-RE Insured, 5.00%, 1/1/20	A2	543,010
150,000	University of Illinois, Revenue Bonds, Auxiliary Facilities System, Ser. A, 5.00%, 4/1/17	Aa3	163,773
			1,975,040
	INDIANA (2.3%)
605,000	Columbus Indiana Renovation School Building Corporation First Mortgage,
	Revenue Bonds, NATL-RE State Aid Withholding Insured, 5.00%, 7/15/21	A3	620,687
295,000	Franklin Township School Building Corporation Unrefunded First Mortgage, Marion County, Revenue Bonds, NATL-RE State Aid Withholding Insured, 5.00%, 7/15/23	A3	302,384

See Notes to Financial Statements.
53

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.3%) (continued)

	INDIANA (2.3%) (continued)
$750,000	Saint Joseph County Indiana Educational Facilities Revenue, University of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	Aaa	$825,825
			1,748,896
	IOWA (0.7%)
500,000	Iowa Finance Authority, State Revolving Fund, Revenue Bonds, 3.38%, 8/1/29	Aaa	513,530

	KANSAS (0.7%)
500,000	Johnson County Kansas Unified School District No. 512 Shawnee Mission, General Obligation Unlimited, Ser. A, 4.50%, 10/1/27	Aaa	520,785

	KENTUCKY (0.7%)
450,000	Kentucky State Turnpike Authority Economic Development Road Revenue, Revenue Bonds, Revitalization Projects, Ser. A, 5.00%, 7/1/19	Aa2	521,478

	LOUISIANA (0.6%)
250,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Parish of East Baton Rouge Road Improvements, 5.00%, 8/1/24	Aa3	293,823
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa2	170,917
			464,740
	MAINE (0.9%)
	Maine Municipal Bond Bank, Revenue Bonds:
225,000	Ser. D, 4.00%, 11/1/20	AA+*	253,280
100,000	Ser. E, 5.00%, 11/1/18	Aa2	112,060
200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	230,708
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	114,209
			710,257
	MARYLAND (0.8%)
500,000	Howard County Maryland Consolidated Public Improvement, General Obligation Unlimited, Ser. A, 4.00%, 2/15/23	Aaa	550,275
50,000	University System of Maryland, Auxiliary Facilities & Tuition Revenue, Revenue Bonds, Ser. A, 5.00%, 10/1/16	Aa1	53,979
			604,254
	MASSACHUSETTS (4.9%)
245,000	Martha’s Vineyard Land Bank, Revenue Bonds, AMBAC Insured, 4.25%, 5/1/36 (2)	A- *	250,140
500,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	522,410
	Massachusetts Development Finance Agency:
500,000	Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	582,355
75,000	Partners Healthcare, Revenue Bonds, Ser. L, 5.00%, 7/1/36	Aa2	85,030
250,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Harvard University, Ser. A, 5.00%, 12/15/30	Aaa	289,895
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	643,605
250,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa2	285,918
350,000	Massachusetts State, General Obligation Limited, AMBAC Insured, Consolidated Loan, Ser. C, 5.00%, 8/1/37 (2)	Aa1	383,736
115,000	Town of Nantucket, Massachusetts Municipal Purpose Loan, General Obligation Limited, 4.13%, 2/15/24	Aa2	124,367

See Notes to Financial Statements.
54

December 31, 2014

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (98.3%) (continued)

	MASSACHUSETTS (4.9%) (continued)
$500,000	University of Massachusetts Building Authority Project Revenue, Revenue Bonds, Senior Ser. 1, 5.00%, 11/1/15	Aa2	$520,100
			3,687,556
	MICHIGAN (0.4%)
250,000	Grand Rapids Michigan Water Supply, Revenue Bonds, 5.00%, 1/1/17	Aa2	271,470

	MISSISSIPPI (0.4%)
300,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	333,480

	NEBRASKA (0.8%)
285,000	Central Plains Energy Project, Revenue Bonds, Project No. 3, 5.00%, 9/1/21	Baa1	319,582
250,000	University of Nebraska, Lincoln Student, Revenue Bonds, 4.00%, 7/1/33	Aa1	267,372
			586,954
	NEVADA (0.8%)
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	268,043
200,000	County of Clark, Nevada Refunding, General Obligation Limited, Ser. B, 4.00%, 7/1/17	Aa1	215,862
100,000	County of Washoe, Nevada Refunding, General Obligation Limited, Ser. A, 4.00%, 3/1/17	Aa2	106,861
			590,766
	NEW HAMPSHIRE (0.7%)
500,000	New Hampshire State, General Obligation Unlimited, Ser. B, 4.00%, 2/1/30	Aa1	541,645

	NEW JERSEY (4.3%)
500,000	New Jersey Economic Development Authority, Revenue Bonds, 5.00%, 6/15/15	Baa1	510,375
100,000	New Jersey Institute of Technology, Revenue Bonds, Ser. A, General Obligation of Institution Insured, 5.00%, 7/1/42	A1	112,343
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,179,280
	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds:
125,000	AHS Hospital Corp., 5.00%, 7/1/17	A1	136,859
245,000	Hospital Asset Transformation, Ser. A, 5.25%, 10/1/18	A2	279,672
150,000	Ser. A, 4.00%, 7/1/26	A3	159,026
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Transportation System:
245,000	Ser. A, AMBAC Insured, 4.75%, 12/15/37 (2)	A2	257,671
250,000	Ser. B, 5.00%, 6/15/18	A2	277,932
	New Jersey State Turnpike Authority, Revenue Bonds:
165,000	Ser. A, 5.00%, 1/1/29	A3	189,163
100,000	Ser. F, 5.00%, 1/1/35	A3	112,541
			3,214,862
	NEW MEXICO (1.0%)
140,000	County of Santa Fe New Mexico Gross Receipts Tax Revenue, Revenue Bonds, Ser. A, 4.00%, 6/1/20	Aa3	156,922
500,000	New Mexico Finance Authority, State Transportation Revenue, Refunding Revenue Bonds, 5.00%, 6/15/18	Aa1	568,155
			725,077
	NEW YORK (8.3%)
100,000	County of Monroe Industrial Development Agency School Facility Revenue, Revenue Bonds, Rochester School Modernization Project, 5.00%, 5/1/17	Aa2	109,886
150,000	County of Saratoga, New York Public Improvement Bonds, General Obligation Unlimited, Ser. A, 4.00%, 7/15/21	Aa2	163,002
750,000	County of Westchester, General Obligation Unlimited, Ser. B, 3.00%, 6/1/21	Aa1	794,775
400,000	Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	Aa1	444,568

See Notes to Financial Statements.
55

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value

LONG-TERM MUNICIPAL SECURITIES (98.3%) (continued)

	NEW YORK (8.3%) (continued)
$200,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A2	$224,932
	New York State Dormitory Authority, Revenue Bonds:
180,000	Albany Medical Center, Ser. A-1, FSA/FHA Insured, 5.00%, 8/15/18	A2	180,693
100,000	Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	113,932
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	Aa1	567,420
150,000	State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa1	162,648
250,000	State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa1	303,875
100,000	State Supported Debt, State University Dormitory Facilities, Ser. A, 4.00%, 7/1/15	Aa2	101,898
400,000	New York State Environmental Facilities Corp., Revenue Bonds, Ser. A, 5.00%, 12/15/16	Aa1	435,700
	New York State Environmental Facilities Corp., Revolving Funds Revenue Bonds:
500,000	Ser. B, 5.00%, 6/15/28	Aaa	558,180
125,000	Ser. C, 4.13%, 6/15/22	Aaa	131,740
150,000	New York State Urban Development Corp., State Personal Income Tax Revenue, Revenue Bonds, Ser. C, 5.00%, 12/15/17	Aa1	168,282
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy - First Series, 4.00%, 7/15/38	Aa3	103,473
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty - Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	113,451
	Triborough Bridge & Tunnel Authority, Revenue Bonds:
250,000	FSA-CR AGM-CR MBIA Insured, 5.50%, 11/15/19	A1	297,720
100,000	Subser. D, 5.00%, 11/15/15	A1	104,212
500,000	Subser. D, 5.00%, 11/15/26	A1	567,600
100,000	Unrefunded, Ser. C, 5.00%, 11/15/19	Aa3	114,701
500,000	Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	AA *	521,850
			6,284,538

	NEW YORK CITY (6.0%)
	City of New York, General Obligation Unlimited:
350,000	Fiscal 2008, Subser. C-1, AGM Insured, 5.00%, 10/1/24	Aa2	390,540
250,000	Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	289,262
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	260,390
	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds:
500,000	Ser. C, 4.75%, 6/15/33	Aa1	525,325
250,000	Ser. DD, 4.50%, 6/15/38	Aa2	262,220
100,000	Ser. DD, 5.00%, 6/15/34	Aa2	116,379
60,000	Ser. FF, 5.00%, 6/15/45	Aa2	67,112
	Municipal Water Finance Authority, Water and Sewer System Revenue, Second General Resolution Revenue Bonds:
200,000	Ser. GG-1, 5.00%, 6/15/39	Aa2	223,570
150,000	Ser. GG-1, 5.25%, 6/15/32	Aa2	172,769
500,000	New York City Municipal Water Finance Authority, Water and Sewer Second General Resolution Fiscal 2008, Revenue Bonds, Ser. DD, 4.75%, 6/15/36	Aa2	537,685
	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
300,000	Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	341,136
160,000	Prerefunded, Ser. B, 5.00%, 11/1/23	**	176,459
150,000	Subordinated Future Tax Secured, Ser. A, 5.00%, 5/1/30	Aa1	170,505
160,000	Subser. F-1, 5.00%, 5/1/23	Aa1	193,357
240,000	Unrefunded, Ser. B, 5.00%, 11/1/23	Aa1	263,638

See Notes to Financial Statements.
56

December 31, 2014

Principal Amount		Rating (unaudited)	Value

LONG-TERM MUNICIPAL SECURITIES (98.3%) (continued)

	NEW YORK CITY (6.0%) (continued)
$200,000	Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2012, Subser. S-1A, State Aid Withholding Insured, 4.00%, 7/15/21	Aa2	$226,100
250,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art, Ser. 1A, 5.00%, 4/1/28	Aa2	280,690
			4,497,137

	NORTH CAROLINA (2.6%)
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	A*	318,936
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A1	397,362
250,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	277,925
85,000	North Carolina Medical Care Commission, Revenue Bonds, Wake Forest Baptist Obligated Group, Ser. B, 5.00%, 12/1/24	A2	99,013
	Raleigh Durham Airport Authority, Revenue Bonds:
195,000	Ser. A, 5.00%, 5/1/36	Aa3	220,028
250,000	Ser. B-1, 5.00%, 11/1/28 Aa3		286,760
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	327,959
			1,927,983

	NORTH DAKOTA (0.7%)
290,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Ser. E, 5.00%, 5/1/25	Aa1	359,000
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	157,940
			516,940

	OHIO (3.4%)
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA+*	232,062
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa1	326,459
1,000,000	Cleveland Ohio Airport System Revenue, Revenue Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	A3	1,115,180
350,000	Cleveland-Cuyahoga County Port Authority, Revenue Bonds, The Cleveland Museum Art Project, 5.00%, 10/1/19	AA+*	404,467
150,000	Columbus Ohio Metropolitan Library Special Obligation, Revenue Bonds, Ser. 1, 5.00%, 12/1/23	Aa2	175,475
300,000	Ohio State Water Development Authority Revenue, Revenue Bonds, Water Pollution Control Loan-C, 5.00%, 12/1/18	Aaa	345,120
			2,598,763

	OKLAHOMA (0.4%)
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA*	294,580

	OREGON (0.8%)
500,000	Oregon State, General Obligation Unlimited, Refunding Revenue Bonds, Ser. N, 5.00%, 12/1/21	Aa1	605,955

	PENNSYLVANIA (4.1%)
500,000	Centennial School District Bucks County, General Obligation Limited, Ser. A, State Aid Withholding Insured, 5.00%, 12/15/34	Aa2	591,210
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	AA-*	225,878

See Notes to Financial Statements.
57

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value

LONG-TERM MUNICIPAL SECURITIES (98.3%) (continued)

	PENNSYLVANIA (4.1%) (continued)
$495,000	City of Philadelphia Pennsylvania, General Obligation Unlimited, Refunding Bonds, Ser. A, AGM Insured, 5.25%, 12/15/32	A2	$548,262
1,000,000	Delaware Valley Regional Finance Authority, Permanently Fixed Revenue Bonds, AMBAC Insured, 5.50%, 8/1/18 (2)	A2	1,119,010
300,000	Pittsburgh Public Schools, General Obligation Limited, Ser. B, State Aid Withholding Insured, 4.00%, 9/1/22	Aa3	327,978
50,000	University of Pittsburgh-of the Commonwealth System of Higher Education, Capital Project Revenue Bonds, Ser. B, 5.00%, 9/15/31	Aa1	56,451
225,000	York County Pennsylvania, General Obligation Unlimited, 4.75%, 3/1/36	AA*	249,273
			3,118,062

	RHODE ISLAND (0.7%)
500,000	Rhode Island State & Providence Plantations, General Obligation Unlimited, Consolidated Capital Development Loan, Ser. C, NATL-RE Insured, 5.00%, 11/15/16	Aa2	542,365

	SOUTH CAROLINA (2.1%)
500,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	542,250
350,000	Charleston South Carolina Waterworks & Sewer Revenue, Refunding and Capital Improvement Revenue Bonds, 5.00%, 1/1/35	Aa1	397,428
150,000	Clemson University South Carolina Athletic Facilities, Refunding Revenue Bonds, 3.00%, 5/1/20	Aa3	161,652
195,000	South Carolina Jobs-Economic Development Authority, Refunding and Improvement Revenue Bonds, Palmetto Health, 5.75%, 8/1/39	Baa1	214,030
250,000	South Carolina Jobs-Economic Development Authority, Revenue Bonds, Georgetown Hospital, Ser. B, 3.50%, 2/1/25	A3	251,768
			1,567,128

	TENNESSEE (0.5%)
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A2	273,213
95,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	98,488
			371,701

	TEXAS (13.2%)
1,575,000	Arlington Texas, Special Tax, 5.00%, 8/15/28	A1	1,746,817
65,000	City of Austin Texas, Water & Wastewater System Revenue, Revenue Bonds, 5.00%, 11/15/32	Aa2	74,318
100,000	City of Dallas, Unrefunded General Obligation Limited, Refunding Bonds, 5.00%, 2/15/23	Aa1	120,152
150,000	City of Houston Texas, Public Improvement Refunding Bonds, General Obligation Limited, Ser. A, 5.00%, 3/1/25	Aa2	171,530
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	85,231
250,000	Fort Worth Independent School District, School Building, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 2/15/20	Aa1	293,443
1,170,000	Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A, 5.00%, 8/15/32	Aa3	1,324,030
500,000	Hays Texas Consolidated Independent School District, General Obligation Unlimited, Serial CIB, PSF-GTD Insured, 4.50%, 8/15/32	AAA*	525,065
10,000,000	Leander Texas Independent School District, General Obligation Unlimited, Capital Appreciation, Refunding & School Building, PSF-GTD Insured, 0.00%, 8/15/41 (1)	AAA*	2,304,900
250,000	Lower Colorado River Authority, Revenue Bonds, Ser. A, 5.00%, 5/15/31	A2	284,585
135,000	North Fort Bend Water Authority, Revenue Bonds, AGM Insured, Ser. A, 3.00%, 12/15/19	A2	143,695
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	234,868

See Notes to Financial Statements.
58

December 31, 2014

Principal Amount		Rating (unaudited)	Value

LONG-TERM MUNICIPAL SECURITIES (98.3%) (continued)

	TEXAS (13.2%) (continued)
$1,000,000	Southmost Junior College District Texas, General Obligation Limited, NATL-RE Insured, 5.00%, 2/15/25	A3	$1,005,970
250,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. B, 5.00%, 8/1/16	Aaa	268,323
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	307,026
125,000	University of Texas Financing System, Revenue Bonds, Ser. D, 4.25%, 8/15/19	Aaa	141,671
515,000	Upper Trinity Regional Water District, Revenue Refunding Bond, AMBAC Insured, 5.25%, 8/1/21 (2)	A3	529,688
375,000	Ysleta Texas Independent School District, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 8/15/30	AAA*	402,851
			9,964,163

	VERMONT (0.7%)
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa1	218,214
250,000	Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa2	293,938
			512,152

	VIRGINIA (0.4%)
250,000	Virginia State Resources Authority, Revenue Bonds, Virginia Pooled Financing Program, Ser. C, 5.00%, 11/1/18	Aaa	286,930
	WASHINGTON (2.7%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aa1	272,265
100,000	City of Seattle Washington, Water System Revenue, Revenue Bonds, Ser. B, 4.00%, 8/1/15	Aa1	102,247
	Energy Northwest Washington Electric Refunding-Project 3, Revenue Bonds:
300,000	Ser. A, 5.00%, 7/1/17	Aa1	331,914
120,000	Ser. D, 5.00%, 7/1/16	Aa1	128,303
250,000	Port of Seattle Washington, Revenue Refunding Bonds, Ser. A, 5.00%, 8/1/33	A1	287,705
200,000	Seattle Museum Development Authority, Special Obligation Refunding Bonds, Municipal Government Guaranteed, 5.00%, 4/1/26	Aa1	242,716
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	361,896
250,000	Washington State, Motor Vehicle Tax - Senior 520, General Obligation Unlimited, Ser. C, 5.00%, 6/1/32	Aa1	289,345
			2,016,391

	WEST VIRGINIA (0.3%)
175,000	West Virginia School Building Authority, Revenue Bonds, 5.00%, 7/1/17	A1	192,789

	WISCONSIN (2.0%)
150,000	City of Madison Wisconsin Water Utility Revenue, Revenue Bonds, 4.00%, 1/1/32	Aa2	159,708
200,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Froedtert Health, Ser. A, 5.00%, 4/1/23	AA-*	232,728
250,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Ser. B, 5.00%, 2/15/24	A-*	285,503
750,000	Wisconsin State, General Obligation Unlimited, Ser. C, 4.50%, 5/1/20	Aa2	864,495
			1,542,434

See Notes to Financial Statements.
59

Schedule of Investments (continued)

Principal Amount		Rating (unaudited)	Value

LONG-TERM MUNICIPAL SECURITIES (98.3%) (continued)

	WYOMING (0.3%)
$220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A+*	$237,294

	TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $70,749,880) (98.3%)		$74,234,228
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.7%)		1,298,888
	NET ASSETS (100.0%)		$75,533,116
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE ($75,533,116 ÷ 7,490,519 shares outstanding)		$10.08

*	Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.
**	Security no longer rated by Moody’s and Standard & Poor’s.
(1)	Zero coupon bond.
(2)	In November 2010, AMBAC Financial Group, Inc. (AMBAC) filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.
AGM	Assured Guaranty Municipal.
AMBAC	American Municipal Bond Assurance Corporation. Assured GTY Assured Guaranty Insurance Company.
FHA	Federal Housing Administration.
FSA	Financial Security Assurance.
MBIA	Municipal Bond Investors Assurance Corporation.
NATL-RE	National Public Finance Guarantee Corporation.
PSF-GTD	Permanent School Fund Guaranteed.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities	$—	$74,234,228	$—	$74,234,228
Total Investments in Securities	$—	$74,234,228	$—	$74,234,228

*See Schedule of Investments for further geographical classification.

See Notes to Financial Statements.
60

Statements of Assets and Liabilities at December 31, 2014

	Value		Value	Value Line		The Value
	Line Premier	The	Line Income	Larger	Value Line	Line Tax
	Growth	Value Line	and Growth	Companies	Core	Exempt
	Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund, Inc.	Bond Fund	Fund, Inc.
Assets:
Investments in securities, at value*	$386,590,373	$132,868,728	$380,145,945	$227,531,081	$79,744,055	$74,234,228
Cash	—	—	—	—	—	560,255
Receivable for securities sold	1,725,383	1,132,113	2,698,312	299,677	—	5,000
Interest and dividends receivable	351,452	55,210	821,188	35,600	526,773	907,906
Receivable for capital shares sold	89,399	26	819,924	600	534	12
Prepaid expenses	7,679	6,279	10,464	8,032	2,529	2,521
Receivable for securities lending income	5,670	587	6,680	215	214	—
Total Assets	388,769,956	134,062,943	384,502,513	227,875,205	80,274,105	75,709,922
Liabilities:
Payable upon return of securities on loan (Note 1J)	6,576,025	1,301,303	11,071,945	6,975,500	839,535	—
Payable for securities purchased	2,394,015	7,268,609	253,383	105,332	—	—
Payable for capital shares redeemed	137,926	2,801	57,261	—	22,927	9,244
Dividends payable to shareholders	—	—	—	—	15,390	34,876
Accrued expenses:
Advisory fee	243,156	73,944	209,508	141,392	20,666	54,966
Service and distribution plan fees	80,446	26,581	78,294	28,067	6,757	—
Directors’ fees and expenses	5,288	1,550	3,262	2,532	1,973	818
Other	128,338	58,501	121,709	74,799	69,630	76,902
Total Liabilities	9,565,194	8,733,289	11,795,362	7,327,622	976,878	176,806
Net Assets	$379,204,762	$125,329,654	$372,707,151	$220,547,583	$79,297,227	$75,533,116
Net assets consist of:
Capital stock, at $1.00, $1.00, $1.00, $1.00, $0.01 and $0.01 par value, respectively (authorized 100,000,000, 50,000,000, 75,000,000, 50,000,000, unlimited shares and 65,000,000, respectively)	$11,207,165	$8,610,284	$39,661,469	$8,724,581	$53,079	$74,905
Additional paid-in capital	159,419,130	93,334,823	268,561,937	160,858,976	79,169,995	79,005,120
Undistributed/(distributions in excess of) net investment income	—	(24)	—	—	40,791	(21,604)
Accumulated net realized gain/(loss) on investments and foreign currency	17,204,071	(7,399,677)	4,218,193	7,991,646	(938,013)	(7,009,653)
Net unrealized appreciation of:
Investments and foreign currency translations	191,374,396	30,784,248	60,265,552	42,972,380	971,375	3,484,348
Net Assets	$379,204,762	$125,329,654	$372,707,151	$220,547,583	$79,297,227	$75,533,116
Shares Outstanding	11,207,165	8,610,284	39,661,469	8,724,581	5,307,892	7,490,519
Net Asset Value, Offering and Redemption Price per Outstanding Share	$33.84	$14.56	$9.40	$25.28	$14.94	$10.08
* Includes securities on loan of	$6,358,195	$1,259,752	$10,753,662	$6,763,885	$823,311	$—
Cost of investments	$195,215,827	$102,084,418	$319,880,134	$184,558,701	$78,772,680	$70,749,880

See Notes to Financial Statements.
61

Statements of Operations for the Period Ended December 31, 2014

	Value Line	The Value	Value Line	Value Line
	Premier Growth	Line	Income and	Larger Companies	Value Line Core
	Fund, Inc.	Fund, Inc.	Growth Fund, Inc.	Fund, Inc.	Bond Fund
Investment Income:
Dividends (net of foreign withholding tax of $117,226, $18,519, $95,318, $43,893, $0 and $0, respectively)	$4,729,740	$1,432,861	$5,506,580	$2,254,617	$—
Interest	8,598	965	2,296,602	798	2,329,755
Securities lending income	70,139	13,181	101,807	14,442	3,299
Total Income	4,808,477	1,447,007	7,904,989	2,269,857	2,333,054
Expenses:
Advisory fee	2,897,997	854,491	2,284,424	1,607,518	414,473
Service and distribution plan fees	965,999	309,419	859,394	535,839	207,237
Sub-transfer agent fees	75,186	5,326	47,488	9,231	—
Custodian fees	69,473	33,989	104,296	42,828	66,670
Auditing and legal fees	183,347	64,095	174,397	107,159	137,035
Transfer agent fees	239,621	139,038	201,482	161,000	113,074
Directors’ fees and expenses	91,198	28,808	78,935	50,219	20,091
Printing and postage	110,344	27,625	86,195	33,876	33,545
Registration and filing fees	31,623	31,021	38,307	31,969	32,366
Insurance	41,816	13,068	34,728	22,042	9,035
Other	44,359	16,649	39,849	26,243	11,806
Total Expenses Before Fees Waived (Note 6)	4,750,963	1,523,529	3,949,495	2,627,924	1,045,332
Less: Service and Distribution Plan Fees Waived	—	—	(82,712)	(214,336)	(82,439)
Less: Advisory Fees Waived	—	—	—	—	(123,886)
Net Expenses	4,750,963	1,523,529	3,866,783	2,413,588	839,007
Net Investment Income/(Loss)	57,514	(76,522)	4,038,206	(143,731)	1,494,047
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	41,183,681	35,535,593	48,171,223	68,535,337	(64,745)
Foreign currency transactions	(3,941)	(812)	(2,978)	(2,199)	—
	41,179,740	35,534,781	48,168,245	68,533,138	(64,745)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(16,345,275)	(26,132,611)	(17,252,193)	(43,178,319)	2,217,396
Foreign currency transactions	(212)	(62)	(329)	(145)	—
	(16,345,487)	(26,132,673)	(17,252,522)	(43,178,464)	2,217,396
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	24,834,253	9,402,108	30,915,723	25,354,674	2,152,651
Net Increase in Net Assets from Operations	$24,891,767	$9,325,586	$34,953,929	$25,210,943	$3,646,698

See Notes to Financial Statements.
62

Statements of Operations for the Period Ended December 31, 2014

	The Value Line Tax	The Value Line Tax
	Exempt Fund, Inc.(1)	Exempt Fund, Inc.(2)
Investment Income:
Interest	$2,286,950	$2,955,038

Expenses:
Advisory fee	322,539	407,267
Service and distribution plan fees	161,269	204,326
Custodian fees	48,659	55,853
Auditing and legal fees	101,035	57,013
Transfer agent fees	59,026	36,262
Directors’ fees and expenses	14,887	19,929
Printing and postage	20,110	45,019
Registration and filing fees	21,596	30,569
Insurance	8,186	9,840
Other	9,633	14,869
Total Expenses Before Fees Waived (Note 6)	766,940	880,947
Less: Service and Distribution Plan Fees Waived	(161,269)	(204,326)
Net Expenses	605,671	676,621

Net Investment Income	1,681,279	2,278,417

Net Realized and Unrealized Gain/(Loss) on Investments:

Net Realized Gain/(Loss) From:
Investments	77,137	(181,468)

Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	1,580,221	(3,840,197)

Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	1,657,358	(4,021,665)

Increase (Decrease) in Net Assets from Operations	$3,338,637	$(1,743,248)

(1)	Period from March 1, 2014 to December 31, 2014.
(2)	Year Ended February 28, 2014.

See Notes to Financial Statements.
63

Statements of Changes in Net Assets for the Years Ended December 31, 2014 and 2013

	Value Line Premier Growth Fund, Inc.
	Year Ended	Year Ended
	December 31,	December 31,
	2014	2013
Operations:
Net investment income/(loss)	$57,514	$(86,871)
Net realized gain on investments and foreign currency	41,179,740	25,565,126
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(16,345,487)	62,182,392
Net increase in net assets from operations	24,891,767	87,660,647
Distributions to Shareholders from:
Net investment income	(61,622)	—
Net realized gain from investment transactions	(25,724,253)	(27,662,900)
Total distributions	(25,785,875)	(27,662,900)
Share Transactions:
Proceeds from sale of shares	13,323,691	36,026,126
Proceeds from reinvestment of dividends and distributions to shareholders	24,811,248	26,690,717
Cost of shares redeemed	(60,109,021)	(58,077,559)
Net increase/(decrease) in net assets from capital share transactions	(21,974,082)	4,639,284
Total increase/(decrease) in net assets	(22,868,190)	64,637,031

Net Assets:
Beginning of year	402,072,952	337,435,921
End of year	$379,204,762	$402,072,952
Undistributed/(distributions in excess of) net investment income included in net assets, at end of year	$—	$—

Capital Share Transactions:
Shares sold	386,218	1,144,091
Shares issued to shareholders in reinvestment of dividends and distributions	732,327	790,836
Shares redeemed	(1,739,937)	(1,807,035)
Net increase/(decrease)	(621,392)	127,892

See Notes to Financial Statements.
64

The Value Line Fund, Inc.		Value Line Income and Growth Fund, Inc.		Value Line Larger Companies Fund, Inc.
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2014	2013	2014	2013	2014	2013

$(76,522)	$58,546	$4,038,206	$3,959,175	$(143,731)	$932,225
35,534,781	9,275,494	48,168,245	14,399,967	68,533,138	12,205,457

(26,132,673)	22,101,204	(17,252,522)	37,462,194	(43,178,464)	38,252,016
9,325,586	31,435,244	34,953,929	55,821,336	25,210,943	51,389,698

(53,892)	(526,843)	(3,856,847)	(3,803,097)	(821,402)	(1,253,220)
—	—	(47,080,686)	(13,525,713)	(26,337,659)	—
(53,892)	(526,843)	(50,937,533)	(17,328,810)	(27,159,061)	(1,253,220)

2,529,342	2,105,661	54,875,559	17,287,138	2,437,081	1,455,686

51,031	497,705	47,389,404	15,889,436	25,892,967	1,190,112
(11,790,448)	(18,041,621)	(44,272,311)	(36,676,256)	(17,342,815)	(25,516,390)

(9,210,075)	(15,438,255)	57,992,652	(3,499,682)	10,987,233	(22,870,592)
61,619	15,470,146	42,009,048	34,992,844	9,039,115	27,265,886

125,268,035	109,797,889	330,698,103	295,705,259	211,508,468	184,242,582
$125,329,654	$125,268,035	$372,707,151	$330,698,103	$220,547,583	$211,508,468

$(24)	$56,121	$—	$142,003	$—	$936,119

183,862	178,945	5,322,463	1,821,122	92,114	65,511

3,508	37,142	5,007,068	1,639,843	1,012,631	47,005
(855,317)	(1,537,052)	(4,347,399)	(3,887,583)	(650,923)	(1,157,543)
(667,947)	(1,320,965)	5,982,132	(426,618)	453,822	(1,045,027)

65

Statements of Changes in Net Assets for the Periods Ended December 31, 2014, December 31, 2013 and January 31, 2013

	Value Line Core Bond Fund
	Year Ended	Period from	Year Ended
	December 31,	February 1, 2013 to	January 31,
	2014	December 31, 2013	2013
Operations:
Net investment income	$1,494,047	$898,344	$1,639,618
Net realized gain/(loss) on investments	(64,745)	(866,870)	1,779,984
Change in net unrealized appreciation/(depreciation) on investments	2,217,396	(3,263,603)	(866,255)
Net increase/(decrease) in net assets from operations	3,646,698	(3,232,129)	2,553,347
Distributions to Shareholders from:
Net investment income	(1,444,033)	(893,166)	(1,614,009)
Net realized gain from investment transactions	—	—	(25,662)
Return of capital	—	(155,298)	—
Total distributions	(1,444,033)	(1,048,464)	(1,639,671)
Share Transactions:
Proceeds from sale of shares	1,879,189	1,687,477	2,261,091
Net assets of shares issued in connection with reorganization (Note 3)	—	73,396,078	—
Proceeds from reinvestment of dividends to shareholders	1,279,870	915,474	1,273,759
Cost of shares redeemed	(11,109,656)	(17,223,654)	(6,101,213)
Net increase/(decrease) in net assets from capital share transactions	(7,950,597)	58,775,375	(2,566,363)
Total increase/(decrease) in net assets	(5,747,932)	54,494,782	(1,652,687)

Net Assets:
Beginning of year	85,045,159	30,550,377	32,203,064
End of year	$79,297,227	$85,045,159	$30,550,377
Undistributed/(distributions in excess of) net investment income included in net assets, at end of year	$40,791	$(9,727)	$(9,655)

Capital Share Transactions:
Shares sold*	126,373	112,939	150,954
Shares issued in connection with reorganization (Note 3)*	—	4,817,912	—
Shares issued to shareholders in reinvestment of dividends*	86,095	61,712	85,207
Shares redeemed*	(747,721)	(1,158,509)	(407,650)
Net increase/(decrease)	(535,253)	3,834,054	(171,489)

*
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the capital share transactions listed above that occurred prior to October 17, 2014. Please see note 7 for further information.

See Notes to Financial Statements.
66

Statements of Changes in Net Assets for the Periods Ended December 31, 2014, February 28, 2014 and February 28, 2013

	The Value Line Tax Exempt Fund Inc.
	Period from	Year Ended	Year Ended
	March 1, 2014 to	February 28,	February 28,
	December 31, 2014	2014	2013
Operations:
Net investment income	$1,681,279	$2,278,417	$2,415,136
Net realized gain/(loss) on investments	77,137	(181,468)	2,045,583
Change in net unrealized appreciation/(depreciation) on investments	1,580,221	(3,840,197)	380,384
Net increase/(decrease) in net assets from operations	3,338,637	(1,743,248)	4,841,103

Distributions to Shareholders from:
Net investment income	(1,681,279)	(2,278,417)	(2,415,136)
Total distributions	(1,681,279)	(2,278,417)	(2,415,136)

Share Transactions:
Proceeds from sale of shares	1,151,787	1,760,117	7,581,263
Net assets of shares issued in connection with reorganization (Note 3)	—	—	14,485,862
Proceeds from reinvestment of dividends to shareholders	1,327,768	1,769,627	1,868,805
Cost of shares redeemed	(6,648,898)	(12,587,402)	(30,641,997)
Net decrease in net assets from capital share transactions	(4,169,343)	(9,057,658)	(6,706,067)
Total decrease in net assets	(2,511,985)	(13,079,323)	(4,280,100)

Net Assets:
Beginning of period	78,045,101	91,124,424	95,404,524
End of period	$75,533,116	$78,045,101	$91,124,424
Distributions in excess of net investment income included in net assets, at end of period	$(21,604)	$(21,879)	$(21,879)

Capital Share Transactions:
Shares sold	114,945	179,399	750,597
Shares issued in connection with reorganization (Note 3)	—	—	1,523,225
Shares issued to shareholders in reinvestment of dividends	132,584	180,304	182,576
Shares redeemed	(664,917)	(1,288,893)	(3,030,918)
Net decrease	(417,388)	(929,190)	(574,520)

See Notes to Financial Statements.
67

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Income/(loss) from investment operations							Less distributions:
				Net gains/
	Net asset	Net		(losses) on				Dividends		Distributions
	value,	investment		securities (both	Total from			from net		from net		Distributions
	beginning	income/		realized and	investment	Redemption		investment		realized		from return	Total
	of year	(loss)		unrealized)	operations	fees		income		gains		of capital	distributions
Value Line Premier Growth Fund, Inc.
Year ended December 31, 2014	$33.99	0.01		2.29	2.30	—		(0.01)		(2.44)		—	(2.45)
Year ended December 31, 2013	28.84	0.00	(1)	7.64	7.64	—		—		(2.49)		—	(2.49)
Year ended December 31, 2012	26.48	0.09		4.59	4.68	—		(0.09)		(2.23)		—	(2.32)
Year ended December 31, 2011	26.82	(0.08)		1.30	1.22	—		—		(1.56)		—	(1.56)
Year ended December 31, 2010	22.07	(0.01	)(2)	4.79	4.78	—		(0.03)		—		—	(0.03)
The Value Line Fund, Inc.
Year ended December 31, 2014	13.50	(0.01)		1.08	1.07	—		(0.01)		—		—	(0.01)
Year ended December 31, 2013	10.36	0.01		3.19	3.20	—		(0.06)		—		—	(0.06)
Year ended December 31, 2012	9.04	0.05		1.27	1.32	—		—		—		—	—
Year ended December 31, 2011	8.55	(0.00	)(1)	0.49	0.49	—		(0.00	)(1)	—		—	(0.00	)(1)
Year ended December 31, 2010	6.81	0.00	(1)	1.74	1.74	—		—		—		—	—
Value Line Income and Growth Fund, Inc.
Year ended December 31, 2014	9.82	0.12		0.92	1.04	—		(0.11)		(1.35)		—	(1.46)
Year ended December 31, 2013	8.67	0.12		1.57	1.69	—		(0.12)		(0.42)		—	(0.54)
Year ended December 31, 2012	8.27	0.13		0.74	0.87	—		(0.13)		(0.34)		—	(0.47)
Year ended December 31, 2011	8.46	0.11		(0.19)	(0.08)	—		(0.11)		—		—	(0.11)
Year ended December 31, 2010	7.75	0.10		0.71	0.81	—		(0.10)		—		—	(0.10)
Value Line Larger Companies Fund, Inc.
Year ended December 31, 2014	25.57	(0.01)		3.23	3.22	—		(0.11)		(3.40)		—	(3.51)
Year ended December 31, 2013	19.78	0.13		5.81	5.94	—		(0.15)		—		—	(0.15)
Year ended December 31, 2012	17.34	0.16		2.40	2.56	—		(0.12)		—		—	(0.12)
Year ended December 31, 2011	17.47	0.12		(0.17)	(0.05)	—		(0.08)		—		—	(0.08)
Year ended December 31, 2010	15.40	0.09		2.08	2.17	—		(0.10)		—		—	(0.10)
Value Line Core Bond Fund(9)
Year ended December 31, 2014	14.55	0.27		0.38	0.65	—		(0.26)		—		—	(0.26)
Period ended December 31, 2013(5)	15.21	0.18		(0.66)	(0.48)	—		(0.15)		—		(0.03)	(0.18)
Year ended January 31, 2013	14.76	0.78		0.45	1.23	0.00	(1)	(0.78)		(0.00	)(1)	—	(0.78)
Year ended January 31, 2012	14.85	0.87		(0.09)	0.78	0.00	(1)	(0.87)		—		—	(0.87)
Year ended January 31, 2011	14.10	0.90		0.75	1.65	0.00	(1)	(0.90)		—		—	(0.90)
Year ended January 31, 2010	11.67	0.84		2.43	3.27	0.00	(1)	(0.84)		—		—	(0.84)
The Value Line Tax Exempt Fund, Inc.
Period ended December 31, 2014(8)	9.87	0.22		0.21	0.43	—		(0.22)		—		—	(0.22)
Year ended February 28, 2014	10.31	0.27		(0.44)	(0.17)	—		(0.27)		—		—	(0.27)
Year ended February 28, 2013	10.14	0.26		0.17	0.43	—		(0.26)		—		—	(0.26)
Year ended February 29, 2012	9.43	0.29		0.71	1.00	—		(0.29)		—		—	(0.29)
Year ended February 28, 2011	9.60	0.33		(0.17)	0.16	—		(0.33)		—		—	(0.33)
Year ended February 28, 2010	9.36	0.38		0.24	0.62	—		(0.38)		—		—	(0.38)

*
Ratio reflects expenses grossed up for the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

**
Ratio reflects expenses net of the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(1)	Amount is less than $0.01 per share.
(2)	Based on average shares outstanding.
(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(5)	Period from February 1, 2013 to December 31, 2013.
(6)	Not Annualized.
(7)	Annualized.
(8)	Period from March 1, 2014 to December 31, 2014.
(9)
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the per share data listed above that ocurred prior to October 17, 2014. Please see Note 7 for further information.

See Notes to Financial Statements.
68

Ratios/Supplemental Data
				Ratio of		Ratio of		Ratio of
			Net assets,	gross expenses		net expenses		net investment
Net asset			end of	to average		to average		income/(loss) to		Portfolio
value, end	Total		year	net		net		average net		turnover
of year	return		(in thousands)	assets*		assets**		assets		rate

$33.84	6.75%		$379,205	1.23%		1.23%		0.01%		9%
33.99	26.56%		402,073	1.24%		1.24%		(0.02)%		11%
28.84	17.80%		337,436	1.25%		1.25%		0.28%		15%
26.48	4.59%		298,428	1.24%		1.24%		(0.28)%		20%
26.82	21.66%		311,829	1.23	%(3)	1.19	%(4)	(0.02)%		16%

14.56	7.90%		125,330	1.23%		1.23%		(0.06)%		61%
13.50	30.86%		125,268	1.26%		1.12%		0.05%		7%
10.36	14.60%		109,798	1.28%		1.03%		0.46%		6%
9.04	5.75%		133,336	1.29%		0.94%		(0.02)%		18%
8.55	25.55%		104,200	1.31	%(3)	0.91	%(4)	0.02%		27%

9.40	10.62%		372,707	1.15%		1.12%		1.17%		57%
9.82	19.55%		330,698	1.16%		1.11%		1.26%		27%
8.67	10.62%		295,705	1.19%		1.14%		1.48%		31%
8.27	(0.90)%		306,227	1.20%		1.15%		1.25%		57%
8.46	10.55%		332,695	1.14	%(3)	1.05	%(4)	1.22%		46%

25.28	12.41%		220,548	1.23%		1.13%		(0.07)%		89%
25.57	30.05%		211,508	1.25%		1.06%		0.48%		8%
19.78	14.82%		184,243	1.27%		1.02%		0.72%		17%
17.34	(0.27)%		178,783	1.25%		1.00%		0.60%		30%
17.47	14.09%		199,524	1.21	%(3)	0.92	%(4)	0.44%		153%

14.94	4.49%		79,297	1.26%		1.01%		1.96%		111%
14.55	(3.13	)%(6)	85,045	1.30	%(7)	1.15	%(7)	1.17	%(7)	61	%(6)
15.21	8.49%		30,550	1.62%		1.32%		5.18%		103%
14.76	5.48%		32,203	1.55%		1.25%		5.95%		50%
14.85	12.01%		34,885	1.48	%(3)	1.13	%(4)	6.20%		42%
14.10	28.92%		37,787	1.56%		1.13%		6.51%		51%

10.08	4.38	%(6)	75,533	1.19	%(7)	0.94	%(7)	2.61	%(7)	4	%(6)
9.87	(1.55)%		78,045	1.08%		0.83%		2.79%		11%
10.31	4.33%		91,124	1.24%		0.99%		2.58%		28%
10.14	10.77%		95,405	1.13%		0.88%		2.95%		24%
9.43	1.67%		76,972	1.01	%(3)	0.74	%(4)	3.45%		36%
9.60	6.70%		84,067	1.02%		0.76%		3.99%		146%

69

Notes to Financial Statements

1. Significant Accounting Policies

Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc., Value Line Core Bond Fund, and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Premier Growth Fund, Inc. and The Value Line Fund, Inc. is long-term growth of capital. The primary investment objective of the Value Line Income and Growth Fund, Inc. is income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return is a secondary objective. The sole investment objective of the Value Line Larger Companies Fund, Inc. is to realize capital growth. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Funds (the “Value Line Funds”) is a family of 10 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange (“NYSE”) on the valuation date.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by each Fund’s total number of shares outstanding at the time of calculation.

The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

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December 31, 2014

(B) Fair Value Measurements: The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 –	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 –	Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

For the year ended December 31, 2014, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.

The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that were meaningful in relation to their net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

For the year ended December 31, 2014, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Funds’ investments by category.

(C) Repurchase Agreements: Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Funds acquire securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. Each Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Funds’ custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Funds’ policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Funds, the Master Repurchase Agreement may permit the non-defaulting party to net and close out all transactions. The Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. At year end, there were no open repurchase agreements for the Value Line Funds.

71

Notes to Financial Statements (continued)

(D) Federal Income Taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.

As of December 31, 2014, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

The dividends and distributions were as follows:

	Year Ended December 31, 2014	Period Ended December 31, 2013
Value Line Premier Growth Fund, Inc.
Dividends per share from net investment income	$0.0059	$0.0000
Distributions per share from net realized gains	$2.4421	$2.4934

The Value Line Fund, Inc.
Dividends per share from net investment income	$0.0063	$0.0570

Value Line Income and Growth Fund, Inc.
Dividends per share from net investment income	$0.1147	$0.1157
Distributions per share from net realized gains	$1.3457	$0.4174

Value Line Larger Companies Fund, Inc.
Dividends per share from net investment income	$0.1060	$0.1521
Distributions per share from net realized gains	$3.3972	$0.0000

Value Line Core Bond Fund
Dividends per share from net investment income	$0.2601	$0.0537
Distributions per share from return of capital	$0.0000	$0.0089

	Period Ended December 31, 2014	Year Ended February 28, 2014
The Value Line Tax Exempt Fund, Inc.
Dividends per share from net investment income	$0.2187	$0.2746

The Funds may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Funds could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

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December 31, 2014

The Value Line Core Bond Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.

Income dividends and capital gains distributions are automatically reinvested in additional shares of the Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Income and Growth Fund, Inc. distributes all of its net investment income quarterly and the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., and the Value Line Larger Companies Fund, Inc. distribute all of their net investment income annually. The Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. declares and pays dividends monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.

(F) Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

(G) Representations and Indemnifications: In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.

73

Notes to Financial Statements (continued)

Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.

The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.

At year end, the Value Line Funds were not invested in joint repurchase agreements.

As of December 31, 2014, the Funds loaned securities which were collateralized by cash which was reinvested into the State Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Premier Growth Fund, Inc.	$6,358,195	$6,576,025	$6,506,450
The Value Line Fund, Inc.	1,259,752	1,301,303	1,286,504
Value Line Income and Growth Fund, Inc.	10,753,662	11,071,945	10,989,988
Value Line Larger Companies Fund, Inc.	6,763,885	6,975,500	6,903,250
Value Line Core Bond Fund	823,311	839,535	840,505

*	Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

(K) Options: The Value Line Income and Growth Fund, Inc.’s investment strategy allows the use of options. The Fund utilizes options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.

When the Fund writes a put or call option, an amount equal to the premiums received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security underlying the written option. Additionally, written call options may involve the risk of limited gains.

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December 31, 2014

The Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

As of December 31, 2014, the Value Line Income and Growth Fund, Inc. had no open options contracts.

(L) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

2. Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3. Reorganization

On February 17, 2012 and December 13, 2012, respectively, the Board approved an agreement and plan of reorganization (the “Reorganization”) pursuant to which the Value Line New York Tax Exempt Trust (the “Acquired Trust”) and Value Line U.S. Government Securities Fund, Inc. (the “Acquired Fund”), respectively, would merge into and become shareholders of the Value Line Tax Exempt Fund, Inc. and Value Line Core Bond Fund, respectively, (the “Surviving Funds”). The Board believed the reorganization would be advantageous to the shareholders of each Fund for the reason that each Fund has similar investment objectives, improved performance and a larger and more diverse investment universe, potentially allowing for economies of scale to be realized over time.

On May 18, 2012 and March 22, 2013, respectively, the Surviving Funds acquired all of the assets and assumed the liabilities of the Acquired Trust and Acquired Fund, respectively, in a tax-free exchange for Federal tax purposes, pursuant to the Reorganization approved by the Board of each Fund and shareholders of record of the Acquired Trust and Acquired Fund, respectively, as of the applicable record date. All of the expenses incurred in connection with the Reorganization were paid by the Acquired Trust, Acquired Fund and Surviving Funds proportionately based on the Funds’ respective net assets. The total Reorganization costs are $123,474 and $172,439, respectively. The value of shares issued by the Surviving Funds is presented in the Statement of Changes in Net Assets. The following tables set forth the number of shares issued by the Surviving Funds, the net assets and unrealized appreciation or depreciation of the Acquired Trust and Acquired Fund immediately prior to the Reorganization, and the net assets of the Surviving Funds immediately prior to and after the Reorganization:

Date of Reorganization	Surviving Fund	Shares Issued In Acquisition	Net Assets Before Reorganization	Net Assets After Reorganization
5-18-12	The Value Line Tax Exempt Fund, Inc.	1,523,225	$89,797,170	$105,301,354
3-22-13	Value Line Core Bond Fund	14,453,737	29,565,559	102,961,637

Notes to Financial Statements (continued)

Date of Reorganization	Acquired Trust/Acquired Fund	Shares Outstanding	Acquired Portfolio Net Assets	Acquired Portfolio Unrealized Appreciation/ Depreciation
5-18-12	Value Line New York Tax Exempt Trust	1,654,552	$15,504,184	$(1,018,322)
3-22-13	Value Line U.S. Government Securities Fund, Inc.	6,308,486	73,396,078	1,483,441

Assuming the Reorganization had been completed on March 1, 2012, the beginning of the period for the Value Line Tax Exempt Fund, Inc., the Surviving Fund’s pro forma results of operations for the year ended February 28, 2013 would have been as follows:

Net investment income	$2,518,390
Net gain on investments	$2,536,661
Net increase in net assets from operations	$5,055,051

Assuming the Reorganization had been completed on February 1, 2013, the beginning of the period for the Value Line Core Bond Fund, the Surviving Fund’s pro forma results of operations for the year ended December 31, 2013 would have been as follows:

Net investment income	$1,580,309
Net loss on investments	$(4,057,854)
Net decrease in net assets from operations	$(2,477,545)

Because each combined investment portfolios have been managed as a single integrated portfolio since the closing of the Reorganization, it is not practicable to separate the amounts of revenue and earnings of the Acquired Trust and Acquired Fund that have been included in the Surviving Trust’s and Surviving Fund’s, respectively, Statement of Operations since May 18, 2012 and March 22, 2013, respectively.

4. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Premier Growth Fund, Inc.	$34,119,684	$88,235,654	$—	$—
The Value Line Fund, Inc.	74,611,148	88,074,082	—	—
Value Line Income and Growth Fund, Inc.	196,485,958	167,644,301	11,144,279	15,702,763
Value Line Larger Companies Fund, Inc.	187,929,397	198,117,964	—	—
Value Line Core Bond Fund	54,613,818	43,434,078	34,418,388	51,072,174
The Value Line Tax Exempt Fund, Inc.*	3,382,590	6,672,076	—	—

* Period from March 1, 2014 to December 31, 2014.

			Year Ended February 28, 2014
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
The Value Line Tax Exempt Fund	$8,854,303	17,269,511	$—	$—

December 31, 2014

5. Income Taxes

At December 31, 2014, information on the tax components of capital is as follows:

Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation/ (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain	Undistributed tax exempt income
Value Line Premier Growth Fund, Inc.	$195,180,211	$192,044,713	$(634,551)	$191,410,162	$27,772	$17,140,683	$—
The Value Line Fund, Inc.	102,117,337	31,218,293	(466,902)	30,751,391	—	—	—
Value Line Income and Growth Fund, Inc.	319,840,500	63,043,805	(2,738,360)	60,305,445	—	4,188,097	—
Value Line Larger Companies Fund, Inc.	184,634,745	46,851,099	(3,954,763)	42,896,336	—	8,067,690	—
Value Line Core Bond Fund	78,797,249	1,437,554	(490,748)	946,806	56,181	—	—
The Value Line Tax Exempt Fund, Inc.*	70,749,880	3,523,221	(38,873)	3,484,348	—	—	13,272

* Period from March 1, 2014 to December 31, 2014.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed by the President of the United States of America. Under the Act, net capital losses recognized by the Funds after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.

As of December 31, 2014, the following Funds had a realized capital loss carryforward, for federal income tax purposes, available to be used to offset future realized capital gains:

Fund	Expiring December 31, 2016	Expiring December 31, 2017	Unlimited Short-Term Losses	Unlimited Long-Term Losses
Value Line Premier Growth Fund, Inc.	$—	$—	$—	$—
The Value Line Fund, Inc.	—	7,366,758	—	—
Value Line Income and Growth Fund, Inc.	—	—	—	—
Value Line Larger Companies Fund, Inc.	—	—	—	—
Value Line Core Bond Fund	—	—	913,444	—
The Value Line Tax Exempt Fund, Inc.*	5,827,979	1,077,011	200	104,461

The capital loss carry forward amounts for The Value Line Tax Exempt Fund may be subject to limitations on their use pursuant to IRS sections 381-384.
*	Period from March 1, 2014 to December 31, 2014.

For the period ended December 31, 2014, the following Funds had late year ordinary loss deferrals:

Fund	Amount
Value Line Premier Growth Fund, Inc.	$—
The Value Line Fund, Inc.	(24)
Value Line Income and Growth Fund, Inc.	—
Value Line Larger Companies Fund, Inc.	—
Value Line Core Bond Fund	—
The Value Line Tax Exempt Fund, Inc.*	—

* Period from March 1, 2014 to December 31, 2014.

Notes to Financial Statements (continued)

During the period ended December 31, 2014, the following Funds utilized capital loss carryforwards:

Fund	Amount
Value Line Premier Growth Fund, Inc.	$—
The Value Line Fund, Inc.	35,481,465
Value Line Income and Growth Fund, Inc.	—
Value Line Larger Companies Fund, Inc.	35,126,549
Value Line Core Bond Fund	—
The Value Line Tax Exempt Fund, Inc.*	—

* Period from March 1, 2014 to December 31, 2014.

To the extent that current or future capital gains are offset by capital losses, the Funds do not anticipate distributing any such gains to shareholders.

It is uncertain whether the Funds will be able to realize the benefits of the losses before they expire.

Net realized gain/(loss) differs from financial statements and tax purposes primarily due to wash sales, contingent payment debt instruments, return of capital from investments in REITs, or investments in partnerships.

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.

A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:

	Undistributed	Accumulated	Additional
	Net Investment	Net Realized	Paid-In
Fund	Income/(Loss)	Gains/(Losses)	Capital
Value Line Premier Growth Fund, Inc.	$4,108	$(4,108)	—
The Value Line Fund, Inc.	74,269	2,777	(77,046)
Value Line Income and Growth Fund, Inc.	(323,362)	323,606	(244)
Value Line Larger Companies Fund, Inc.	29,014	775,044	(804,058)
Value Line Core Bond Fund	504	(504)	—
The Value Line Tax Exempt Fund, Inc.*	275	(275)	—

* Period from March 1, 2014 to December 31, 2014.

These reclassifications were primarily due to differing treatments of net operating loss, distribution reclassification, prior year adjustments due to investments in real estate investment trusts, foreign currency gains/(losses) and litigation interest. Net assets were not affected by these reclassifications.

During the year ended December 31, 2014, as permitted under federal income tax regulations, the Value Line Income and Growth Fund. Inc. elected to defer $9,538 of post October short-term losses.

The tax composition of distributions paid to shareholders during fiscal 2014 and 2013, were as follows:

	Year Ended December 31, 2014 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Value Line Premier Growth Fund, Inc.	$570,817	$25,215,058	$—	$25,785,875
The Value Line Fund, Inc.	53,892	—	—	53,892
Value Line Income and Growth Fund, Inc.	4,253,236	46,684,297	—	50,937,533
Value Line Larger Companies Fund, Inc.	821,394	26,337,667	—	27,159,061
Value Line Core Bond Fund	1,444,033	—	—	1,444,033

The Value Line Tax Exempt Fund, Inc.*	Period Ended December 31, 2014
Tax exempt income	$1,677,225
Taxable ordinary income	4,054
Total	$1,681,279

* Period from March 1, 2014 to December 31, 2014.

December 31, 2014

	Period Ended December 31,2013 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Value Line Premier Growth Fund, Inc.	$822,653	$26,840,247	$—	$27,662,900
The Value Line Fund, Inc.	526,843	—	—	526,843
Value Line Income and Growth Fund, Inc.	3,803,097	13,525,713	—	17,328,810
Value Line Larger Companies Fund, Inc.	1,253,220	—	—	1,253,220
Value Line Core Bond Fund**	893,166	—	155,298	1,048,464

** Period from February 1, 2013 to December 31, 2013.

	Year Ended January 31, 2013 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Core Bond Fund	$1,614,009	$25,662	$1,639,671

The Value Line Tax Exempt Fund, Inc.
Distributions Paid From	Year Ended February 28, 2014	Year Ended February 28, 2013
Tax exempt income	$2,273,751	$2,409,715
Taxable ordinary income	4,666	5,421
Total	$2,278,417	$2,415,136

6. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

Advisory fees of $2,897,997, $854,491, $2,284,424, $1,607,518, $414,473 and $322,539 for the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc., Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc., respectively, were paid or payable to the Adviser for the period ended December 31, 2014. An advisory fee of $407,267 was paid or payable for The Tax Exempt Fund, Inc., for the year ended February 28, 2014. For the Value Line Premier Growth Fund, Inc. and Value Line Larger Companies Fund, Inc. advisory fees were computed at an annual rate of 0.75% of the daily net assets during the year. For The Value Line Fund, Inc. and Value Line Income and Growth Fund, Inc. advisory fees were computed at an annual rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% of the excess thereof. For the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. advisory fees were computed at an annual rate of 0.50% of the Fund’s average daily net assets during the year prior to any fee waivers. The Funds advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. Effective February 1, 2013, and voluntarily renewed annually through June 30, 2015, the Adviser contractually agreed to waive 0.10% of the advisory fee for the Value Line Core Bond Fund. The fees waived amounted to $123,886 for the period ended December 31, 2014. The Adviser has no right to recoup previously waived amounts.

79

Notes to Financial Statements (continued)

The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. For the period ended December 31, 2014, fees amounting to $965,999, $309,419, $859,394, $535,839, $207,237 and $161,269 before fee waivers for the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc., Value Line Core Bond Fund and the Value Line Tax Exempt Fund, Inc., respectively, were accrued under this Plan. The Tax Exempt Fund Inc., accrued fees amounting to $204,326, before fee waivers, for the year ended February 28, 2014. Effective May 1, 2009, and voluntarily renewed annually through July 31, 2013, the Distributor contractually agreed to waive The Value Line Fund, Inc.’s 12b-1 fee by 0.25%; effective August 1, 2013, the Distributor discontinued to waive The Value Line Fund, Inc.’s 12b-1 fee. Effective March 1, 2009, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee for the Value Line Income and Growth Fund, Inc. by 0.05%. Effective May 1, 2007, and voluntarily renewed annually through July 31, 2013, the Distributor contractually agreed to waive Value Line Larger Companies Fund, Inc.’s 12b-1 fee by 0.25%; effective August 1, 2013 and voluntarily renewed annually, the Distributor contractually agreed to waive the Value Line Larger Companies Fund, Inc.’s 12b-1 fee by 0.10%. Effective June 1, 2007, and voluntarily renewed annually, the Distributor contractually agreed to reduce the 12b-1 fee by 0.10% for the Value Line Core Bond Fund. Effective July 1, 2008, and voluntarily renewed annually, the Distributor contractually agreed to waive the 12b-1 fees for The Tax Exempt Fund, Inc., for the year ended February 28, 2014 and the period ended December 31, 2014. The Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc., Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. fees waived amounted to $82,712, $214,336, $82,439, and $161,269, respectively, for the period ended December 31, 2014. The Value Line Tax Exempt Fund Inc. fees waived amount to $204,326 for the year ended February 28, 2014. The Distributor has no right to recoup previously waived amounts.

Effective July 5, 2012, the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth, Inc., and Value Larger Companies Fund, Inc., have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended December 31, 2014, fees amounting to $75,186, $5,326, $47,488 and $9,231 for the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Fund, Inc., respectively, were paid under the sub TA plan.

Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Certain officers and a trustee of the Adviser are also officers and a director of the Funds. At December 31, 2014, the officers and directors of the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc., Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. as a group owned less than 1% of the outstanding shares of each Fund.

7. Other

The Board of Trustees authorized a 3-for-1 reverse stock split effective October 17, 2014, for the Value Line Core Bond Fund. The transaction had no impact on total return, net assets, or any ratio presented in the Statements of Financial Highlights.

8. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No, 2014-11. Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15,2014. Management has reviewed the requirements and believes the adoption of the ASU will not have a material impact on the financial statements.

80

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc., Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc., Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (the “Funds”) at December 31, 2014, and the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 25, 2015

81

Fund Expenses (unaudited):

Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/14	Ending account value 12/31/14	Expenses paid during period 7/1/14 thru 12/31/14*
Actual
Value Line Premier Growth Fund, Inc.	$1,000.00	$1,022.98	$6.34
The Value Line Fund, Inc.	1,000.00	1,036.01	6.38
Value Line Income and Growth Fund, Inc.	1,000.00	1,048.26	6.02
Value Line Larger Companies Fund, Inc.	1,000.00	1,065.36	5.92
Value Line Core Bond Fund	1,000.00	1,009.43	4.53
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,022.57	2.87
Hypothetical (5% return before expenses)
Value Line Premier Growth Fund, Inc.	1,000.00	1,018.94	6.33
The Value Line Fund, Inc.	1,000.00	1,018.94	6.33
Value Line Income and Growth Fund, Inc.	1,000.00	1,019.32	5.94
Value Line Larger Companies Fund, Inc.	1,000.00	1,019.47	5.79
Value Line Core Bond Fund		1,020.70	4.56
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,027.23	2.87

*
Expenses are equal to the Funds’ annualized expense ratio of 1.24%, 1.24%, 1.17%, 1.14%, 0.89% and 0.47%, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlight

82

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2014, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Premier Growth Fund, Inc.	100%	100%	$25,215,058
The Value Line Fund, Inc.	100	100	—
Value Line Income and Growth Fund, Inc.	100	96.27	46,684,297
Value Line Larger Companies Fund, Inc.	100	100	26,337,667
Value Line Core Bond Fund	—	—	—
The Value Line Tax Exempt Fund, Inc.	—	—	—

During the year ended December 31, 2014, the Value Line Tax Exempt Fund paid dividends to shareholders of $0.2245 per share from net investment income, of which 99.76% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser with respect to those taxes.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

83

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of the Board. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director* Mitchell E. Appel Age: 44	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 Director from February 2010 to December 2010.	10	Forethought Variable Insurance Trust (September 2013 – present)

Non-Interested Directors Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age: 58	Director	Since 2008	President, Meridian Fund Advisers LLC (consult- ants) since April 2009; General Counsel, Archery Capital LLC (pri- vate investment fund) until 2009.	10	None

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age: 83	Director	Since 2000	Professor of History, Williams College (1961- 2002). Professor Emeritus since 2002; President Emeritus since 1994 and President (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	10	None

84

(continued)

Name, Address, and Age	Position	Length of Time Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Non-Interested Directors (continued)
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age: 79	Chairman of Board	Since 2014	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College (1999-2008); President Emeritus, Skidmore College since 1999 and President (1987-1998).	10	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age: 75	Director	Since 1983**	Chairman, Institute for Political Economy.	10	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age: 65	Director	Since 1996	Senior Financial Consultant, Veritable L.P. (Investment Advisor until December 2013).	10	None

85

(continued)

Name and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers Mitchell E. Appel Age: 44	President	Since 2008

President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011; Chief Financial Officer of Value Line from April 2008 to December 2010; Director from February 2010 to December 2010.

Michael J. Wagner Age: 64	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004 - 2006) and President and Chief Operations Officer (2003 - 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington Age: 35	Treasurer and Secretary	Since 2008	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.
**	Mr. Roberts has served as a trustee of the Value Line Core Bond Fund since 1986.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Funds’ website, www.vlfunds.com.

86

The Value line Family oF Funds

In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today - a diversified family of no-load mutual funds with a wide range of investment objectives - ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.
**	Formerly known as the Value Line Aggressive Income Trust.
***	Formerly known as the Value Line Emerging Opportunities Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

87

Item 2    Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3    Audit Committee Financial Expert.

(a)(1)The Registrant does not have an Audit Committee Financial Expert serving on its Audit Committee as of the date of this filing.

(3) However, the Registrant’s Board expects to designate two new Board members as Audit Committee Financial Experts at the meeting of the Board on March 18-19, 2015.  The two new Board members will each be independent directors and serve on the Audit Committee of the Registrant.  The Registrant’s previously designated Audit Committee Financial Expert resigned from its positions with the Registrant effective September 19, 2014.

A person who is designated as an “audit committee financial expert” shall not make such person an “expert” for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4    Principal Accountant Fees and Services

(a) Audit Fees 2014 - $14,197
  Audit Fees 2013 - $66,014

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2014 - $22,060
  Tax Preparation Fees 2013 - $23,238

(d) All Other Fees –None

(e) (1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2014 - $0
  Aggregate Non-Audit Fees 2013 - $1,200

(h) Not applicable.

Item 5.   Audit Committee of Listed Registrants

Not Applicable.

Item 6.   Investments

Not Applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11  Controls and Procedures

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12  Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002  attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 13, 2015